AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 18, 2022

FILE NO. 002-86082

FILE NO. 811-03833-01

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 139

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 140

MAINSTAY VP FUNDS TRUST

(exact name of registrant as specified in charter)

51 MADISON AVENUE,

NEW YORK, NEW YORK 10010

(address of principal executive office)
REGISTRANT’S TELEPHONE NUMBER: (212) 576-7000

Copy to:

J. Kevin Gao, Esq. MainStay VP Funds Trust 30 Hudson Street Jersey City, NJ 07302	Thomas C. Bogle, Esq. Corey F. Rose, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on ___________, pursuant to paragraph (b)(1) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒ on April 1, 2022, pursuant to paragraph (a)(1) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐ on ___________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CLASSES OF SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion
Preliminary Prospectus dated January 18, 2022

Prospectus for MainStay VP Funds Trust
[May 1, 2022]

Initial Class and Service Class Shares

Equity Portfolio
MainStay VP American Century Sustainable Equity Portfolio

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. The availability of the Portfolios and share classes as underlying investment options may vary by policy and jurisdiction. Each policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the applicable policy for more information, including fees and expenses.

Shares of the Portfolio may be offered as an underlying investment of the MainStay VP Asset Allocation Portfolios and other variable insurance funds.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Equity

MainStay VP American Century Sustainable Equity Portfolio	4
More About Investment Strategies and Risks	9
The Fund and its Management	21
Purchase and Redemption of Shares	24
Taxes, Dividends and Distributions	27
Financial Highlights	28

MainStay VP American Century Sustainable Equity Portfolio

Formerly MainStay VP T. Rowe Price Equity Income Portfolio

Investment Objective

The Portfolio seeks long-term capital growth. Income is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.63%	0.63%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.67%	0.92%

1. Restated to reflect current management fees. The management fee is as follows: 0.63% on assets up to $500 million; 0.61% on assets from $500 million to $1 billion; and 0.585% on assets above $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

	1 Year	3 Years	5 Years	10 Years
Initial Class	$68	$214	$373	$ 835
Service Class	$94	$293	$509	$1,131
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was [__]% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowing for investment purposes) in sustainable equity securities. Equity securities include common stock, preferred stock and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. American Century Investment Management, Inc., the Portfolio’s Subadvisor, defines sustainable equity securities as those that the Subadvisor’s proprietary model assigns an environmental, social, and governance (“ESG”) score that is in the top three quartiles of the ESG scores the model assigns to all the securities in the Portfolio’s primary benchmark, the Standard & Poor's 500® Index ("S&P 500® Index").

The Portfolio will generally invest in large capitalization companies it believes show sustainable business improvement using a proprietary multi-factor quantitative model that combines fundamental measures of a stock’s value and growth potential with ESG metrics. The model assigns each security a financial metrics score and an ESG score that are combined to create an overall score. The Fund defines large capitalization companies as companies with capitalizations in the capitalization range of the S&P 500® Index.

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MainStay VP American Century Sustainable Equity Portfolio

Although the Subadvisor intends to invest the Portfolio’s assets primarily in securities of U.S. companies, the Portfolio may invest in securities of foreign companies. Generally, an issuer of a security is considered to be United States or foreign based on the issuer's "“country of risk,"” as determined by a third-party service provider such as Bloomberg.

Investment Process: To measure value, the Subadvisor may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, the Subadvisor may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The model also considers price momentum. The Subadvisor arrives at an ESG score by evaluating multiple metrics of each ESG characteristic—environmental, social, and governance. The Subadvisor utilizes internal data and research, as well as third-party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. For example, the Subadvisor will consider, among others, a company’s carbon emission profile (environmental), a company’s employee turnover rates and digital privacy (social), and a company’s corporate leadership, including board chair independence and the independence of audit and compensation committees (governance). If information on a specific metric is unavailable, the security may still be selected for the portfolio if the Subadvisor believes it can evaluate the security qualitatively or if the financial metrics and remaining ESG scores merit investment.

Final scores for each security are evaluated on a sector-specific basis, and the Portfolio seeks to hold securities with the highest scores in their respective sectors. Using this process, the Subadvisor attempts to build a portfolio that has sustainable competitive advantages, provides better returns without taking on significant additional risk and maintains a stronger ESG profile than the S&P 500® Index.

The Subadvisor validates the output of the multi-factor model using additional fundamental analysis.

When determining whether to sell a security, the Subadvisor considers, among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions and whether the security meets the Subadvisor’s ESG criteria.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio’s investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results.

Sustainable Investing Risk: The Subadvisor gives consideration to ESG criteria when evaluating investment opportunities for the Portfolio, consistent with the Portfolio’s investment objective and principal investment strategies. The application of ESG criteria may result in the Portfolio forgoing opportunities to buy certain investments when it might otherwise be advantageous to do so, or selling investments for ESG reasons when it might be otherwise disadvantageous for it to do so. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark and (ii) performing differently than the Portfolio’s benchmark or other funds and strategies in the Portfolio’s peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect the Portfolio’s performance.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

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MainStay VP American Century Sustainable Equity Portfolio

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Derivatives may also increase the expenses of the Portfolio.

Correlation Risk: The Portfolio’s performance will be similar to the performance of its benchmark, the S&P 500® Index. If the Portfolio’s benchmark goes down, it is likely that the Portfolio’s performance will go down. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500® Index.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark as a replacement for the Russell 1000® Value Index because it believes that S&P 500® Index is more reflective of its principal investment strategies. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2022, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

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MainStay VP American Century Sustainable Equity Portfolio

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Annual Returns, Initial Class Shares
(by calendar year 2013-2021)

Best Quarter
Q4/2020	20.90%
Worst Quarter
Q1/2020	-28.53%

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Average Annual Total Returns (for the periods ended December 31, 2021)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.96%	9.80%	9.59%
Service Class	2/17/2012	0.71%	9.53%	9.32%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		2.80%	9.74%	10.89%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		18.40%	15.22%	14.45%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. American Century Investment Management, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
American Century Investment Management, Inc.	Justin M. Brown, Vice President, Portfolio Manager	Since May 2022
	Joseph Reiland, Vice President, Senior Portfolio Manager	Since May 2022
	Robert J. Bove, Portfolio Manager	Since May 2022
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

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MainStay VP American Century Sustainable Equity Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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More About Investment Strategies and Risks

Information about the Portfolio's investment objective, principal investment strategies, investment practices and principal risks appears in the summary section for the Portfolio at the beginning of this Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Portfolio. Not all investments/strategies of the Portfolio may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for the Portfolio does not mean that the Portfolio is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

The Portfolio has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Portfolio has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as described in the Portfolio’s Principal Investment Strategies section and set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time the Portfolio invests its assets. If, subsequent to an investment by the Portfolio, this requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. To the extent the Portfolio invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. The MainStay Group of Funds has adopted a policy to provide the Portfolio’s shareholders with at least 60 days' prior notice of any changes in the Portfolio’s non-fundamental policy with respect to investments of a type suggested by its name.

When the discussion states that the Portfolio “primarily” invests in a certain type or style of investment, this means that under normal circumstances, the Portfolio will invest at least 65% of its assets, as described above, in that type or style of investment. The Portfolio may invest its net assets in other investment companies, including exchange-traded funds (“ETFs”) that invest in similar securities, and count such holdings towards various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act). In appropriate circumstances, synthetic investments may also count toward various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act).

The Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore may subject the Portfolio's investments and a shareholder’s investment in the Portfolio to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.Additional information about the investment practices of the Portfolio and risks pertinent to these practices is included in the SAI. The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, futures, swaps and options on futures agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that the Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. OTC derivatives are complex and often valued subjectively, which exposes the Portfolio to heightened liquidity risk, mispricing and valuation risk. In the event of the bankruptcy or insolvency of a counterparty, the Portfolio could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Portfolio may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a

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More About Investment Strategies and Risks

central clearinghouse to each participant’s derivatives position, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Portfolio or result in the deferral of losses that would otherwise be recognized by the Portfolio in determining the amount of dividends distributable to shareholders. Under current regulatory requirements, as series of an investment company registered with the Securities and Exchange Commission ("SEC"), the Portfolio must maintain reserves of liquid assets or otherwise "cover" obligations with respect to certain kinds of derivative instruments in accordance with applicable SEC guidance or staff interpretations.

Future regulatory developments may impact the Portfolio's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Portfolio itself is regulated. These or other legislative or regulatory changes may negatively impact the Portfolio and/or result in a change in its investment strategy. For example, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Portfolio's asset segregation and cover practices. After an eighteen-month transition period, the final rule requires a fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to invest in derivatives, short sales and similar financing transactions, limit the Portfolio's ability to employ certain strategies that use these instruments and/or adversely affect the Portfolio's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Portfolio's investments and cost of doing business, which could adversely affect investors.

Direct Investments

Direct investments are investments made directly with an enterprise through a shareholder or similar agreement, not through publicly traded shares or interests. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, direct investments may take longer to liquidate than would be the case for publicly traded securities. Although direct investments may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Local exchanges in emerging market countries may also be likely to experience market manipulation by foreign nationals who possess inside information.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect the Portfolio's investments in these countries or regions. National policies that may limit the Portfolio's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

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More About Investment Strategies and Risks

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Portfolio) for investment losses and injury to private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Portfolio) to bring actions against bad actors may be limited. There may also be significant obstacles for investigations into or litigation against companies. As a result of these legal systems and limitations, a Portfolio faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Portfolio. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, the Portfolio's exposure to the risks associated with investing in emerging market countries are magnified if the Portfolio invests in frontier market countries.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Portfolio buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

ESG Considerations

With respect to the Portfolio, the Subadvisor generally gives consideration to environmental, social, and/or governance (“ESG”) criteria when evaluating investment opportunities for the Portfolio, consistent with the Portfolio's investment objective and Principal Investment Strategies. Certain criteria that may be used by the Subadvisor is described below. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark; and (ii) performing differently than the Portfolio's benchmark or other funds and strategies in the Portfolio's peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect the Portfolio’s performance.

• American Century Investment Management, Inc. (“American Century”): American Century may give consideration to ESG criteria including, but not limited to, impact on or from greenhouse gas emissions, climate change, natural resource use, waste management practices, human capital management, product safety, data privacy and security, supply chain management, corporate governance and business ethics.

Foreign Securities and Currencies

Generally, an issuer of a security is considered to be U.S. or foreign based on the issuer’s “country of risk,” as determined by a third-party service provider such as Bloomberg. The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Portfolio will generally rely on an issuer’s “country of risk,” as determined by Bloomberg when categorizing securities as either U.S. or foreign-based, it is not required to do so. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the United States and traded on a U.S. market, but possess elements of foreign risk.

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Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Portfolio may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Many of the foreign securities in which the Portfolios invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect the Portfolio's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. The Subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Portfolio's assets allocated to the Subadvisor by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

The Portfolio may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio’s ability to invest in foreign currencies, the Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolio also may enter into futures contracts traded on foreign futures exchanges.

The Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's securities. The Portfolio may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with the Portfolio’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

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Growth Stocks

The Portfolio may invest in equity securities of companies that the Subadvisor believes will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Illiquid Investments and Restricted Securities

The Portfolio’s investments may include illiquid investments or restricted securities. A principal risk of illiquid investments or investing in restricted securities is that they may be difficult to sell.

Securities and other investments purchased by the Portfolio may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in the Portfolio's portfolio become illiquid, the Portfolio may exceed its limit on illiquid investments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument where the Portfolio would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be "illiquid" would be subject to the Portfolio's policy of not investing more than 15% of its net assets in illiquid investments.

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Leverage

To the extent the Portfolio employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, the Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Liquidity risk is the risk that the Portfolio could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in the Portfolio. Liquidity risk exists when particular investments are difficult to sell, possibly preventing the Portfolio from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, government intervention, political, social, health, economic or market developments, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. The liquidity of any Portfolio investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. The Portfolio's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

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Valuation risk refers to the potential that the sales price the Portfolio could receive for any particular investment may differ from the Portfolio’s valuation of the investment. Valuation of the Portfolio’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Portfolio's NAV. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Portfolio's NAV. The Portfolio (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate NAVs. The Portfolio may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Determining the Portfolio's Shares Prices ("NAV") and the Valuation of Securities," "Investment in the Portfolio by Unaffiliated Insurance Companies and Retirement Plans," and "Portfolio Holdings Information."

Market Capitalization Risk

To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Portfolio's performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Portfolio to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of the Portfolio's investments may fluctuate and/or decline because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Portfolio invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the NAV of the Portfolio’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Portfolio potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or the Subadvisor believes represent an attractive opportunity or in which the Portfolio seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Portfolio may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and trade tensions, has in the past resulted, and may in the future result, in developments that present additional risks to the Portfolio's investments and operations. Geopolitical and other events, such as war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Portfolio and its investments. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in

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value that are not believed to be representative of the issuer’s fundamentals, due to market and investor reactions to such events. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent the Portfolio from executing its investment strategies and processes in a timely manner.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency, index or futures contract underlying the option at a specified exercise price at a certain time or times during the term of the option, depending on the terms of the option. If the Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. To the extent that the Portfolio writes or sells put options, the Portfolio could experience substantial losses in instances where the option's underlying index or instrument decreases below the exercise price of the written option. To the extent that the Portfolio writes or sells call options, the Portfolio could experience substantial losses in instances where the option's underlying index or instrument increases above the exercise price of the written option. Writing (selling) hedged options limits the opportunity to profit from changes in the market value of underlying indexes or instruments in exchange for up-front cash (the premium) at the time of selling the option.

Portfolio Management Risk

The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Portfolio. The Subadvisor's judgment about whether securities acquired by the Portfolio will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model or algorithm (“quantitative tool”) used by a Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. A quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of the quantitative tool (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Portfolio does during the year. Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Portfolio is found in the summary section for the Portfolio and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. The Portfolio with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio). These effects of high portfolio turnover may adversely affect the performance of the Portfolio.

Preferred Stock

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions. In addition, preferred stock may trade less frequently and in a more limited volume and may be subject to more abrupt or unpredictable price movements than certain other types of securities.

In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Portfolio. This

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potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to the Portfolio's policy of not investing more than 15% of its net assets in illiquid investments.

Regulatory Risk

Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio, affect the value of its investments, and limit the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Portfolio to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Portfolio's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of the Portfolio to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, the Portfolio may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Portfolio. Legislation or regulation may change the way in which the Portfolio is regulated. Neither the Manager nor the Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Portfolio's ability to achieve its respective investment objective. The Portfolio's activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or the Portfolio.

Risk Management Techniques

Various techniques can be used to increase or decrease the Portfolio’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Portfolio's portfolio of investments. For example, to gain exposure to a particular market, the Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Tax Risk

The Portfolio's investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Portfolio; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Portfolio is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Portfolio transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), the Portfolio may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, the Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, the Portfolio may also invest without limit in cash, money market securities or other investments.

Value Stocks

The Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Portfolio's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not

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recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

Additional Investments and Non-Principal Risks

In addition to the principal investments described above, the Portfolio may also invest or engage in, or be subject to risks associated with, the following:

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Event-Driven Arbitrage

The Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or the Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Financial Sector Risk

To the extent the Portfolio invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, and adverse conditions in other related markets.

Increase in Expenses Risk

The actual costs of investing in the Portfolio may be higher than the expenses shown in “Total Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Initial Public Offerings ("IPOs")

IPO share prices are frequently volatile due to factors such as the absence of a prior public market for the shares, unseasoned trading in the shares, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Portfolio with a small asset base. The impact of the investments in IPO shares on the Portfolio's performance will likely decrease as the Portfolio's asset size increases, which could reduce the Portfolio's returns. IPOs may not be consistently available to the Portfolio for investing, particularly as the Portfolio's asset base grows. The Portfolio may hold IPO shares for a very short period of time, which may increase the Portfolio’s portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investments in Other Investment Companies

The Portfolio may invest in other investment companies, including mutual funds, closed-end funds, and ETFs.

The Portfolio may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Portfolio might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Portfolio may not be able to buy those securities directly. Any investment in another investment company would be consistent with the

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Portfolio's objective and investment program. The Portfolio generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Portfolio.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio's performance. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual listed NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Large Investments or Redemptions by Shareholders

From time to time, the Portfolio may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Portfolio's performance if the Portfolio was required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio's transaction costs. Certain shareholders, including clients or affiliates of the Manager and/or other funds managed by the Manager or its affiliates, may from time to time own or control a significant percentage of the Portfolio’s shares. Redemptions by these shareholders of their shares of the Portfolio may further increase the Portfolio’s liquidity risk and may otherwise adversely impact the Portfolio. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker. These investments or redemptions may also increase the Portfolio's liquidity risk. For more information, please see “Liquidity and Valuation Risk.”

Lending of Portfolio Securities

The Portfolio may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. In determining whether to lend securities, the Manager or the Subadvisor or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Portfolio may lose money in the event that the borrower fails to return the securities to the Portfolio in a timely manner or at all. The Portfolio also could lose money in the event of a decline in the value of the collateral provided for loaned securities or in the event that the borrower fails to provide additional collateral as needed to ensure the loan is fully collateralized. The Portfolio may also not experience the returns expected with the investment of cash collateral. Furthermore, as with other extensions of credit, the Portfolio could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Portfolio.

Money Market/Short-Term Securities Risk

To the extent that the Portfolio invests in money market or short-term securities, the Portfolio may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for the Portfolio to lose money by investing in money market funds. Changes in government regulations may affect the value of an investment in a money market fund.

Operational and Cyber Security Risk

The Portfolio is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Portfolio's service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Portfolio and its service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Portfolio and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Portfolio’s ability to calculate its NAV, causing the release of confidential shareholder or Portfolio information, impeding trading, causing reputational damage and subjecting the Portfolio to fines, penalties or financial losses. The Portfolio seeks to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Rights and Warrants

The Portfolio may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

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More About Investment Strategies and Risks

Short Selling

If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long equity positions and make any change in the Portfolio's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Swap Agreements

The Portfolio may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return and Municipal Market Data Rate Locks ("MMD Rate Locks") for various portfolio management purposes. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices, currency exchange rates and market conditions. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. For example, credit default swaps can result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Portfolio would lose the value of the security or other consideration it should have received in the swap. The Portfolio may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. The Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The Portfolio's use of total return swap agreements will subject the Portfolio to the risks applicable to swap agreements discussed herein, and the Portfolio may be adversely affected by its use of total return swaps, if any. In entering into MMD Rate Locks, there is a risk that municipal yields will move in a direction opposite of the direction anticipated by the

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More About Investment Strategies and Risks

Portfolio. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws or the terms of the security. The principal risk of investing in restricted securities is that the Portfolio may be limited or prevented by law or the terms of the security from selling the security and, as a result, the Portfolio may be unable to dispose of the security at an advantageous time or price. In addition, there is no assurance that a trading market will develop or exist for a restricted security, which also may result in difficulties in selling the security.

Technology Stock Risk

Investments in technology companies may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and the Portfolio's investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing the Portfolio's performance to be more volatile than a fund not invested in technology companies.

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The Fund and its Management

WHO RUNS THE PORTFOLIO'S DAY-TO-DAY BUSINESS?

The Board of Trustees (“Board”) of MainStay VP Funds Trust (the "Fund") oversees the actions of New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), the Subadvisor and NYLIFE Distributors LLC (“NYLIFE Distributors”), the Fund’s principal underwriter, and decides on general policies governing the operations of the Portfolio. The Board also oversees the Portfolio's officers, who conduct and supervise the daily business of the Portfolio.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2021, New York Life Investments and its affiliates managed approximately $[__] billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Portfolio and subject to the oversight of the Board, the Manager provides various advisory services to the Portfolio. The Manager is responsible for, among other things, managing all aspects of the advisory operations of the Portfolio and the composition of the investment portfolio of the Portfolio. The Manager has delegated certain advisory duties with regard to the Portfolio (including management of all or a portion of the Portfolio’s assets) to the Subadvisor. The Manager supervises the services provided by the Subadvisor by performing due diligence, evaluating the performance of the Subadvisor and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisor.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Portfolio with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Portfolio and providing various compliance services.

The Manager pays the Portfolio's Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Portfolio), the salaries and expenses of all personnel affiliated with the Portfolio, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Portfolio, including the fees paid to the Subadvisor. Pursuant to a management agreement with the Fund on behalf of the Portfolio, the Manager is entitled to receive fees from the Portfolio, accrued daily and payable monthly.

For the fiscal year ended December 31, 2021, the Portfolio paid the Manager an effective management fee, exclusive of any applicable waivers / reimbursements, for services performed as a percentage of the average daily net assets of the Portfolio at a rate of [__]%. Effective May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio changed its name to MainStay VP American Century Sustainable Equity Portfolio and reduced its management fee to 0.63% on assets up to $500 million; 0.61% on assets from $500 million to $1 billion; and 0.585% on assets over $1 billion.

For information regarding the basis for the Board's approval of the management and subadvisory agreement for the Portfolio, please refer to the Portfolio’s Annual Report for the period ended December 31, 2021.

The Manager is not responsible for records maintained by the Portfolio's Subadvisor or custodian except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan"), provides sub-administration and sub-accounting services for the Portfolio. These services include, among other things, calculating the daily NAV of the Portfolio, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's NAV, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements amount to payments from New York Life Investments' own resources that are not expected to exceed 0.35% (exclusive of 12b-1 fees) of the value of the Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption. These payments do not increase Portfolio expenses and are not reflected in the Portfolio's fees and expenses.

Service Class shares for the Portfolios are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which the Portfolio pays NYLIFE Distributors for services rendered under the 12b-1 Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolio's Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolio. Because the 12b-1 Fee is an on-going fee

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The Fund and its Management

charged against the assets of the Portfolio, over time the payment of such fees will increase the cost of an investment in these classes of shares of the Portfolio.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of the Portfolio or of an affiliated person of the Portfolio (each an "Affiliated Broker") may act as broker for the Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolio on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolio will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolio, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity products that are allocated to the Portfolio.

Payments from the Portfolio and/or its related companies to NYLIAC and other participating insurance companies for the sale of Portfolio shares and related services may create a conflict of interest for NYLIAC and other participating insurance companies because such insurance companies may benefit from offering the Portfolio over other portfolios as an underlying investment option. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for more information.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Portfolio.

Operation as a Manager of Managers

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolio. The Manager and the MainStay Group of Funds, including the Portfolio, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of the Portfolio and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors. In addition, pursuant to a no-action position issued by the staff of the SEC, the Portfolio may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise an “affiliated person” (as defined in the 1940 Act) of New York Life Investments (“Affiliated Subadvisors”) provided that certain conditions are met (“Interpretive Relief”). This authority is subject to certain conditions, including that the Portfolio will notify shareholders and provide them with certain information within 90 days of hiring a new subadvisor.

The Portfolio has approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order and Interpretive Relief as they relate to Wholly-Owned Subadvisors, Affiliated Subadvisors and unaffiliated subadvisors.

Under the supervision of the Manager, the Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, the Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Portfolio. See the SAI for a breakdown of fees.

The Subadvisor is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the Portfolio. New York Life Investments recommends Subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

The Subadvisor has discretion to purchase and sell securities for the assets of the Portfolio in accordance with the Portfolio's investment objectives, policies and restrictions. Although the Subadvisor is subject to general supervision by the Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

American Century Investment Management, Inc. (“American Century”) has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. American Century is a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”), a privately held corporation. The Stowers Institute for Medical Research controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. As of December 31, 2021, American Century had approximately $246.85

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The Fund and its Management

billion of assets under management. American Century is the subadvisor to the MainStay VP American Century Sustainable Equity Portfolio.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Portfolio's portfolio managers. Additional information regarding the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolio is available in the SAI.

Robert J. Bove

Mr. Bove has managed the MainStay VP American Century Sustainable Equity Portfolio since May 2022. Mr. Bove, Portfolio Manager, joined American Century in 2005. He has been in the investment management industry since 1994. Mr. Bove has a bachelor’s degree in accounting from Villanova University and an MBA in finance from New York University, Leonard N. Stern School of Business.

Justin M. Brown, CFA

Mr. Brown has managed the MainStay VP American Century Sustainable Equity Portfolio since May 2022. Mr. Brown, Vice President and Portfolio Manager, joined American Century in 2000. He has been in the investment management industry since 1993. Mr. Brown has a bachelor’s degree in business administration and finance from Texas Christian University. He is a CFA® charterholder.

Joseph Reiland, CFA

Mr. Reiland has managed the MainStay VP American Century Sustainable Equity Portfolio since May 2022. Mr. Reiland, Vice President and Senior Portfolio Manager, joined American Century in 2000. He has been in the investment management industry since 1995. Mr. Reiland has a bachelor’s degree in business administration from Washington University. He is a CFA® charterholder.

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Purchase and Redemption of Shares

Determining the Portfolio's Share Prices ("NAV") and the Valuation of Securities

The Portfolio sells and redeems shares at the NAV next determined after the purchase or redemption order is accepted. Orders accepted prior to 4:00 pm will be processed at the current day’s NAV. Orders accepted after 4:00 pm will be processed at the following business day’s NAV. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.

The Portfolio generally calculates the value of its investments (also known as its NAV) as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Portfolio does not usually calculate its NAV on days on which the Exchange is scheduled to be closed. The NAV per share for a class of shares is determined by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based (in whole or in part) on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The value of these securities held in the Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures establishing methodologies for the valuation of the Portfolio's securities and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open). The Portfolio may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, the Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, the Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate the Portfolio’s NAV as of such earlier closing time.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Investment in the Portfolio by Unaffiliated Insurance Companies and Retirement Plans

Except as described below, shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolio are also offered as underlying investments of the Asset Allocation Portfolios and other funds that serve as underlying investment options for variable insurance and annuity contracts (i.e., variable insurance funds).

The Fund has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolio to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in the Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

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Purchase and Redemption of Shares

The Portfolio currently does not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolio may offer its shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV.

The Portfolio offers Initial Class and Service Class shares. Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease. The Portfolio does not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Portfolio.

Initial Class shares are not subject to a distribution and/or service fee. Service Class shares are subject to a distribution and/or service fee. Portfolio shares are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Excessive Purchases and Redemptions or Exchanges

The interests of the Portfolio's shareholders and the Portfolio's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Portfolio shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or the Portfolio's Subadvisor might have to maintain more of the Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Portfolio shares may dilute the value of shares held by long-term owners.

The Portfolio is not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of the Portfolio's shares in order to protect long-term owners of the Portfolio. The Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolio are generally held through insurance company separate accounts. The ability of the Portfolio to monitor transfers made by the owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual owners' transactions. The Fund's policy is that the Portfolio must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio to both monitor market timing within the Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio that the Fund determines not to be in the best interest of the Portfolio. Owners should refer to the product prospectus for a description of the methods that NYLIAC and other insurance companies may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolio, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolio's procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolio's Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolio's objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolio, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolio, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities holdings is available in the SAI. Generally, a complete schedule of the Portfolio's portfolio holdings will be made available on the MainStay website at newyorklifeinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-598-2019.

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Purchase and Redemption of Shares

The portfolio holdings for the Portfolio will be made public 15 days after quarter end.

In addition, the Portfolio’s top ten holdings may be made public 15 days after quarter end. The Portfolio's quarterly top ten holdings information is also made available in the Annual Report and Semi-Annual Report to shareholders.

All portfolio holdings will be posted on the MainStay website and remain accessible until updated portfolio holdings information is filed on Form N-CSR or Form N-PORT, as applicable.

26

Taxes, Dividends and Distributions

Taxes

The Portfolio has either elected or intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Internal Revenue Code, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Because the shareholders of the Portfolio may be Separate Accounts, the Asset Allocation Portfolios and other variable insurance funds, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of the Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following the ex-dividend date of the dividend. The Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

27

Financial Highlights

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

28

Financial Highlights

29

More information about the Portfolio is available free upon request:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolio. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolio's investments and include discussions of market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year, or period, if applicable.

TO OBTAIN INFORMATION

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the MainStay website at newyorklifeinvestments.com.

Other information about the Portfolio (including the SAI) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

MainStay VP Funds Trust

SEC File Number: 811-03833-01

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE CLASSES OF SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion
Preliminary Statement of Additional Information dated January 18, 2022

MainStay VP Funds Trust

Initial Class, Service Class and Service 2 Class Shares

Statement of Additional Information

[May 1, 2022]

MainStay VP American Century Sustainable Equity Portfolio[1]	MainStay VP MacKay Government Portfolio
MainStay VP Balanced Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP Bond Portfolio	MainStay VP MacKay International Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio	MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP CBRE Global Infrastructure Portfolio	MainStay VP MacKay Strategic Bond Portfolio
MainStay VP Conservative Allocation Portfolio	MainStay VP Moderate Allocation Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio	MainStay VP Natural Resources Portfolio
MainStay VP Equity Allocation Portfolio	MainStay VP PIMCO Real Return Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio	MainStay VP Small Cap Growth Portfolio
MainStay VP Floating Rate Portfolio	MainStay VP U.S. Government Money Market Portfolio
MainStay VP Growth Allocation Portfolio	MainStay VP Wellington Growth Portfolio
MainStay VP Income Builder Portfolio	MainStay VP Wellington Mid Cap Portfolio
MainStay VP Indexed Bond Portfolio	MainStay VP Wellington Small Cap Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio	MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Janus Henderson Balanced Portfolio	MainStay VP Winslow Large Cap Growth Portfolio
MainStay VP MacKay Convertible Portfolio

1 Effective May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio changed its name to MainStay VP American Century Sustainable Equity Portfolio.

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectuses dated [May 1, 2022] for Initial Class, Service Class and Service 2 Class shares of MainStay VP Funds Trust, as amended or supplemented from time to time (the "Prospectuses"). This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-598-2019.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by MainStay VP Funds Trust or NYLIFE Distributors LLC (the "Distributor"), the Portfolios’ distributor and an affiliate of New York Life Investment Management LLC. This SAI and the Prospectuses do not constitute an offer by MainStay VP Funds Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

The audited financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2021, as presented in the 2021 Annual Reports to Shareholders and the report of [___], an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-598-2019.

The availability of the Portfolios and/or share classes described in this SAI as investment options may vary within variable products and by jurisdiction and may not be available in all New York Life Insurance and Annuity Corporation (“NYLIAC”) or other insurance company products.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

* Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

MAINSTAY VP FUNDS TRUST

MainStay VP Funds Trust (the "Fund") is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust on February 1, 2011, pursuant to an Amended and Restated Declaration of Trust dated August 19, 2016.

Each Portfolio is a “diversified” portfolio, except for the MainStay VP Natural Resources Portfolio, MainStay VP CBRE Global Infrastructure Portfolio, MainStay VP Fidelity Institutional AM® Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio, which are each classified as a "non-diversified" portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). However, due to their principal investment strategies and investment processes, MainStay VP Natural Resources Portfolio, MainStay VP CBRE Global Infrastructure Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio have each historically operated as a "diversified" portfolio. Therefore, MainStay VP Natural Resources Portfolio, MainStay VP CBRE Global Infrastructure Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio will not operate as "non-diversified" portfolios without first obtaining shareholder approval. Prior to November 30, 2018, MainStay VP Fidelity Institutional AM® Utilities Portfolio operated as a “diversified” portfolio.

The MainStay VP Candriam Emerging Markets Equity Portfolio, MainStay VP Fidelity Institutional AM® Utilities Portfolio, MainStay VP Janus Henderson Balanced Portfolio, MainStay VP Natural Resources Portfolio, MainStay VP PIMCO Real Return Portfolio, MainStay VP Small Cap Growth Portfolio, and MainStay VP American Century Sustainable Equity Portfolio are collectively referred to as the “VP Substitution Portfolios.”

The MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio are collectively referred to as the “MainStay VP Asset Allocation Portfolios.”

General

The Board of Trustees of the Fund may be referred to as the "Trustees" or the "Board." The Portfolios are authorized to offer Initial Class shares, Service Class shares and Service 2 Class shares. Each Portfolio may offer one or more share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Portfolios and has entered into subadvisory agreements with the following subadvisors to manage the following Portfolios’ day-to-day operations:

Subadvisor	Portfolio Name
American Century Investment Management, Inc. (“American Century”)	MainStay VP American Century Sustainable Equity Portfolio
Brown Advisory LLC (“Brown Advisory”)	MainStay VP Small Cap Growth Portfolio (portion)
Candriam Belgium S.A. (“Candriam Belgium”)	MainStay VP Candriam Emerging Markets Equity Portfolio
CBRE Clarion Securities LLC (“CBRE Clarion”)	MainStay VP CBRE Global Infrastructure Portfolio
Epoch Investment Partners, Inc. ("Epoch")	MainStay VP Epoch U.S. Equity Yield Portfolio MainStay VP Income Builder Portfolio (equity portion)
FIAM LLC (“FIAM” or “Fidelity”)	MainStay VP Fidelity Institutional AM® Utilities Portfolio
IndexIQ Advisors LLC (“IndexIQ Advisors”)	MainStay VP IQ Hedge Multi-Strategy Portfolio
Janus Capital Management LLC (“Janus”)	MainStay VP Janus Henderson Balanced Portfolio
MacKay Shields LLC ("MacKay Shields")

MainStay VP Income Builder Portfolio (fixed-income portion)
MainStay VP MacKay Convertible Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP MacKay Strategic Bond Portfolio

Newton Investment Management North America, LLC (“Newton”)	MainStay VP Natural Resources Portfolio
NYL Investors LLC (“NYL Investors”)	MainStay VP Balanced Portfolio (fixed-income portion) MainStay VP Bond Portfolio MainStay VP Floating Rate Portfolio MainStay VP Indexed Bond Portfolio MainStay VP U.S. Government Money Market Portfolio
Pacific Investment Management Company LLC (“PIMCO”)	MainStay VP PIMCO Real Return Portfolio
Segall Bryant & Hamill, LLC (“SBH”)	MainStay VP Small Cap Growth Portfolio (portion)

Subadvisor	Portfolio Name
Wellington Management Company LLP (“Wellington”)

MainStay VP Balanced Portfolio (equity portion)
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio

Winslow Capital Management, LLC ("Winslow Capital")	MainStay VP Winslow Large Cap Growth Portfolio

Collectively, these agreements are referred to as the "Subadvisory Agreements." American Century, Brown Advisory, Candriam Belgium, CBRE Clarion, Epoch, FIAM, IndexIQ Advisors, Janus, MacKay Shields, Newton, NYL Investors, PIMCO, SBH, Wellington and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Candriam Belgium, IndexIQ Advisors, MacKay Shields and NYL Investors are affiliates of New York Life Investments.

Additional Information About Certain Portfolios

The Prospectus discusses the investment objectives, strategies, risks and expenses of the Portfolios. This section contains supplemental information concerning certain securities and other instruments in which certain Portfolios may invest, the investment policies and portfolio strategies that certain Portfolios may utilize, and certain risks involved with those securities and other instruments as well as those investment policies and strategies. For more information, see “Investment Practices, Instruments and Risks Common to the Portfolios and Underlying Portfolios/Funds.”

FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions for each Portfolio as set forth below are fundamental policies of each Portfolio; i.e., they may not be changed with respect to a Portfolio without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectuses and this SAI, the Portfolios' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Portfolio that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Portfolio's assets will not be considered a violation of the Portfolio’s policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value (“NAV”) unless otherwise indicated.

For purposes of applying each Portfolio's policies with respect to being a "diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Portfolio's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

1. Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2. Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. Each Portfolio, except the VP Substitution Portfolios and the MainStay VP CBRE Global Infrastructure Portfolio, may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The VP Substitution Portfolios and the MainStay VP CBRE Global Infrastructure Portfolio may not purchase physical commodities or contracts relating to physical commodities (unless acquired as a result of owning securities or other instruments), except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. Each Portfolio, except MainStay VP Fidelity Institutional AM® Utilities Portfolio and MainStay VP Natural Resources Portfolio, may not "concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay VP U.S. Government Money Market Portfolio, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or with respect to the MainStay VP U.S. Government Money Market Portfolio, Clause (iii)). MainStay VP Fidelity Institutional AM® Utilities Portfolio will invest at least 25% of its total assets in the utilities group of industries as defined in the Prospectus. In addition, MainStay VP Natural Resources Portfolio will invest at least 25% of its total assets in "hard assets" industries as defined in the Prospectus.

MainStay VP CBRE Global Infrastructure Portfolio may not “concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that the MainStay VP CBRE Global Infrastructure Portfolio will, in normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries.

MainStay VP IQ Hedge Multi-Strategy Portfolio may not invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the United States (“U.S.”) government or any of its agencies or instrumentalities). Nonetheless, to the extent the Portfolio’s Underlying Index (as defined below) is concentrated in a particular industry or group of industries, the Portfolio’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Underlying Index Components (as defined below) to track its Underlying Index.

For the purposes of this fundamental investment policy, the MainStay VP U.S. Government Money Market Portfolio previously operated as a “prime” money market fund and could “concentrate” its investments in instruments issued by banks. Effective October 14, 2016, the MainStay VP U.S. Government Money Market Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act and invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” by cash and/or government securities.

8. Each Portfolio, except MainStay VP Natural Resources Portfolio, MainStay VP CBRE Global Infrastructure Portfolio, MainStay VP Fidelity Institutional AM® Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay VP Natural Resources Portfolio, MainStay VP CBRE Global Infrastructure Portfolio, MainStay VP Fidelity Institutional AM® Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio shall each be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Portfolios' fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance and interpretations of the Securities and Exchange Commission ("SEC") or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

• Borrowing. In the event that a Portfolio's “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Portfolio, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries.

For the purposes of the Portfolios' fundamental investment restriction relating to concentration, each Portfolio may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry, unless their payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuer (such as private activity and revenue bonds or municipal securities backed principally from the assets or revenues of non-governmental users).

• Real Estate. A Portfolio may acquire real estate as a result of ownership of securities or other instruments and a Portfolio may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

• Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

• Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

• Senior Securities. A Portfolio may enter into certain transactions that are economically equivalent to borrowing (i.e., reverse repurchase agreements, short sales and certain derivative transactions). Under the 1940 Act and interpretations thereof, such borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Portfolio if the Portfolio: (1) maintains an offsetting financial position in accordance with applicable SEC guidance or SEC staff interpretations; (2) maintains liquid assets equal in value to the Portfolio’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance or SEC staff interpretations. Therefore, such transactions will not be subject to the limitations otherwise applicable to borrowings by the Portfolio. However, appropriate cover will depend on the type of transaction, and the three preceding methods cannot be used as to all derivatives.

• Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Portfolio.

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to each Portfolio’s fundamental investment policies, the Trustees have adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Portfolios. These represent the intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following non-fundamental investment restrictions may be changed or amended by action of the Trustees at any time without requiring prior notice to or approval of shareholders, unless set forth below.

Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's assets will not be considered a violation.

The following non-fundamental investment restrictions apply:

1. The MainStay VP Bond Portfolio may not invest more than 25% of its total assets in (a) debt securities that are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B- by S&P or B3 by Moody's, or (b) in convertible debt securities or preferred or convertible preferred stocks; and

2. The MainStay VP MacKay Government Portfolio may not invest in convertible securities or U.S. dollar-denominated or non-dollar denominated foreign debt securities or in foreign equity securities.

3. The MainStay VP U.S. Government Money Market Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the 1940 Act.

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

Certain of the Portfolios have names that suggest the Portfolio will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Portfolios, the Fund has adopted a policy to provide a Portfolio's shareholders with at least 60 days' prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described below. This requirement is applied at the time the Portfolio invests its assets. If, subsequent to an investment by the Portfolio, this requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The 80% policies for the MainStay VP IQ Hedge Multi-Strategy Portfolio, MainStay VP PIMCO Real Return Portfolio and MainStay VP Wellington Growth Portfolio were not adopted pursuant to Rule 35d-1, are not fundamental, and are not subject to the 60 days' prior notice policy. The affected Portfolios and their corresponding 80% policies under the 1940 Act are as set forth in the table below:

PORTFOLIO	NON-FUNDAMENTAL INVESTMENT POLICY
MainStay VP American Century Sustainable Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in sustainable equity securities.
MainStay VP Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in bonds.
MainStay VP Candriam Emerging Markets Equity Portfolio

To invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets.

MainStay VP CBRE Global Infrastructure Portfolio	To invest, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies.
MainStay VP Epoch U.S. Equity Yield Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
MainStay VP Equity Allocation Portfolio	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity portfolios/funds.
MainStay VP Fidelity Institutional AM® Utilities Portfolio

To invest, under normal circumstances, at least 80% of its assets in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

MainStay VP Floating Rate Portfolio	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay VP Indexed Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in debt securities connoted by the designated index.
MainStay VP MacKay Convertible Portfolio	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay VP MacKay Government Portfolio	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay VP MacKay High Yield Corporate Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay VP MacKay International Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay VP MacKay S&P 500 Index Portfolio	To invest, under normal circumstances, at least 80% of its assets in stocks connoted by the S&P 500® Index.
MainStay VP MacKay Strategic Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
MainStay VP Natural Resources Portfolio	To invest, under normal circumstances, at least 80% of its assets in stocks of companies in the natural resources and natural resources related sectors.
MainStay VP Small Cap Growth Portfolio	To invest, under normal circumstances at least 80% of its assets in small capitalization companies.
MainStay VP U.S. Government Money Market Portfolio	To invest, under normal circumstances, at least 80% of its assets in “government securities” and/or repurchase agreements that are collateralized by government securities.
MainStay VP Wellington Mid Cap Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Portfolio.
MainStay VP Wellington Small Cap Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined from time to time in the current prospectus of the Portfolio.
MainStay VP Wellington U.S. Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities.
MainStay VP Winslow Large Cap Growth Portfolio	To invest, under normal circumstances, at least 80% of its assets in large capitalization companies.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE PORTFOLIOS AND UNDERLYING PORTFOLIOS/FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Portfolio's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Portfolios or the Underlying Portfolios/Funds. The strategies and risks below may apply to both the Portfolios and the Underlying Portfolios/Funds. Therefore, references to a Portfolio may also include an Underlying Portfolio/Fund. These may also be the practices, techniques or instruments of an ETP, as defined below. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets and under all conditions. Certain practices, techniques, or instruments may not be principal activities of the Portfolios but, to the extent employed, could from time to time have a material impact on the Portfolios' performance.

Unless otherwise indicated above, the Portfolios may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Appropriate investments for the MainStay VP Asset Allocation Portfolios are also noted. Unless otherwise stated in the Prospectus, investment techniques are discretionary which means that the Manager or Subadvisors may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Portfolios that are most likely to engage in a particular investment practice or technique are generally indicated in the relevant descriptions as Portfolios that may engage in such practices or techniques. Each Portfolio may be subject to risks to different degrees.

The loss of money is a risk of investing in the Portfolios. None of the Portfolios, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Portfolio will fluctuate based on the value of the securities held by each Portfolio. However, the MainStay VP U.S. Government Money Market Portfolio seeks to maintain a stable NAV of $1.00 per share. Each Portfolio is subject to the risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In addition, events such as earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters, may have broad adverse social, political, and economic effects on the global economy, which could negatively impact the value of the Portfolios' investments. The potential for market turbulence may have an adverse effect on the value of the Portfolios' investments.

In the past, instability in the financial markets led the United States and other governments to take a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies and self-regulatory organizations have taken, and could take in the future, actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Portfolios' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets vary, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings.

From time to time, global financial markets experience periods of unprecedented turmoil. For example, between 2007 and 2009, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Significant events, such as these, may happen in the future and could have a significant and adverse effect on the Portfolios' portfolio holdings. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities and credit markets.

The energy markets have experienced significant volatility in recent periods and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of master limited partnerships ("MLPs") and other issuers in which the Portfolios invest to sustain their historical distribution levels, which in turn, may adversely affect the Portfolios. The Subadvisors may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolios' performance will correlate with any increase in oil or gas prices. The Portfolios and their shareholders could therefore lose money as a result of the conditions in the energy market.

In addition, the future of the European Union (“EU”) is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”). On January 31, 2020, the United Kingdom officially withdrew from the EU and the two sides entered into a transition period, during which period EU law continued to apply in the United Kingdom. The transition period ended on December 31, 2020. On December 30, 2020, the United Kingdom and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the United Kingdom’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Portfolio's investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Portfolio’s performance.

During the period immediately after the 2007-2009 financial crisis, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) implemented various measures designed to stabilize the U.S. economy, including keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities on the open market (“Quantitative Easing”). In 2014, the Federal Reserve Board stopped purchases under Quantitative Easing, and in 2015, the Federal Reserve Board began a series of increases to the federal funds rate that continued through 2018. In July 2019, the Federal Reserve Board lowered the federal funds rate for the first time since 2008, and further decreased the federal funds rate in September and October of 2019 and March 2020. If the Federal Reserve Board increases the federal funds rate again, there is a risk that interest rates could rise again across the U.S. financial system, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Portfolio's investments, and the Portfolio's NAV, to decline, potentially suddenly and significantly. As a result, the Portfolio may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Portfolio incurs and may negatively impact the Portfolio's performance.

In addition, an outbreak of infectious respiratory disease caused by a novel coronavirus known as COVID-19 (“Coronavirus”), first detected in China in December 2019, has been detected globally. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation. Epidemics and/or pandemics, such as the Coronavirus, have and may further result in, among other things, travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of the Coronavirus, and other epidemics and/or pandemics that may arise in the future, are uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. In addition, public health crises caused by the Coronavirus may exacerbate other pre-existing political, social and economic risks in certain countries.

Merger, Reorganization or Liquidation of a Portfolio

The Board may determine to merge or reorganize a Portfolio or a class of shares, or to close and liquidate a Portfolio at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Portfolio, shareholders will receive a liquidating distribution equal to their proportionate interest in the Portfolio. In the event of a liquidation of the Portfolio, a shareholder of the Portfolio will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security and Disruptions in Operations

With the increasing use of the Internet and technology in connection with the Portfolios' operations, the Portfolios may be more susceptible to greater operational and information security risks resulting from breaches in cyber security. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, or systems and networks that are vital to the Portfolios' or their service providers’ operations, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of or denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information (i.e., identity theft or other privacy breaches). In addition, a cyber security breach may cause disruptions and impact the Portfolios' business operations, which could potentially result in financial losses, inability to determine a Portfolio's NAV including over an extended period, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Portfolios and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Portfolios work closely with third-party service providers (e.g., custodians), cyber security breaches at such third-party service providers or trading counterparties may subject a Portfolio's shareholders to the same risks associated with direct cyber security breaches. Further, cyber security breaches at an issuer of securities in which the Portfolios invest may similarly negatively impact a Portfolio's shareholders because of a decrease in the value of these securities. These incidents could result in adverse consequences for such issuers, and may cause a Portfolio's investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

While the Portfolios have established risk management systems and business continuity policies designed to reduce the risks associated with cyber security breaches and other operational disruptions, there can be no assurances that such measures will be successful particularly since the Portfolios do not control the cyber security and operational systems of issuers or third-party service providers, and certain security breaches may not be detected. The Portfolios and their service providers, as well as exchanges and market participants through or with which the Portfolios trade and other infrastructures on which the Portfolios or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Portfolios, changes in personnel, and errors caused by third parties or trading counterparties. In addition, there are inherent limitations to these plans and systems, and certain risks may not yet be identified and new risks may emerge in the future. The Portfolios and their respective shareholders could be negatively impacted as a result of any security breaches or operational disruptions and may bear certain costs tied to such events.

Arbitrage

A Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Portfolio at the time of the transaction, thus eliminating any risk to the assets of the Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Portfolio may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls"). CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be classified as an illiquid investment.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties may be classified as an illiquid investment.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of foreign banks and of U.S. banks, among other things, generally are required to maintain specified levels of capital, and are subject to other supervision and prudential regulation designed to promote financial safety and soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. Deposits held at U.S. banks and U.S. S&Ls are insured up to the insurance limit (currently $250,000 per person per bank) by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government. To the extent a Portfolio has money deposited at a bank, any amounts over $250,000 will not be insured.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) an increased possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality to the extent they do not have any U.S. banking operations.

See "Cash Equivalents" for more information.

Borrowing and Transactions Involving Leverage

Each Portfolio may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the

300% asset coverage, or for other reasons to cover a borrowing transaction, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Portfolio's NAV per share of any changes in the market value of a Portfolio's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Portfolio or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Portfolio for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio (1) maintains an offsetting financial position in accordance with applicable SEC guidance or SEC staff interpretations, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Portfolio’s potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance or SEC staff interpretations (collectively, "covers" the "senior securities" transactions). The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Portfolio may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Portfolios may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Portfolio. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Portfolio to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations

The Portfolios may invest in collateralized debt obligations ("CDOs"), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured vehicles. CBOs, CLOs, CDOs and similarly structured vehicles are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs are trusts backed by other types of assets, including synthetic instruments that provide exposure to other asset- backed securities representing obligations of various parties. CBOs, CLOs, CDOs and similarly structured vehicles may charge management fees and administrative expenses.

For CBOs, CLOs, CDOs, and similarly structured vehicles the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO, CDO or similarly structured vehicle depend largely on the type of the underlying collateral and the class of the issuer in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, CDOs and similarly structured vehicles may be classified as illiquid investments.

Notwithstanding such classification, an active dealer market may exist for CBOs, CLOs, CDOs and similarly structured vehicles allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Portfolios' Prospectuses (e.g., interest rate, credit, liquidity, prepayment and default risk), CBOs, CLOs, CDOs and similarly structured vehicles carry additional risks including, but not limited to: (i) the possibility that distributions or principal and interest payments from the underlying collateral will not be adequate to make interest or other payments owed to holders of the issuer’s instruments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, these risks may be magnified depending on the tranche of CBO, CLO or CDO securities in which a Portfolio invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Portfolios against the risk of loss due to defaults on the collateral.

CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by CDOs are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Portfolio invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or Subadvisor, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Portfolio may invest in, among other things, commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 or A-1, or if not rated by an NRSRO, if the Portfolio’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the Prospectus or this SAI, each Portfolio (with the exception of the VP Substitution Portfolios) may invest up to 5% of its total assets (0.5% of total assets for the MainStay VP U.S. Government Money Market Portfolio, subject to Rule 2a-7 under the 1940 Act) in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Portfolio’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

The Portfolios may seek to gain exposure to the commodities markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices.

Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors such as changes in overall market movements, political and economic events and policies, including environmental policies and regulation, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, disease, pandemics, tariffs and other regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio.

Convertible Securities

A Portfolio may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange the investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Portfolio may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and

"exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Contingent Convertible Securities

The MainStay VP MacKay Convertible Portfolio may invest in a type of convertible securities referred to as contingent convertible securities (“CoCos”), which are a form of hybrid debt security typically issued as subordinated debt instruments (i.e., the rights and claims of holders of CoCos will generally rank junior to the claims of holders of the issuer’s other debt instruments). Unlike traditional convertible securities, the conversion of a CoCo is contingent and occurs based on specified triggering events.

CoCos are usually issued by non-U.S. banks and are subject to risks in addition to those of convertible securities because, among other things, CoCos may be automatically converted to equity (such as common stock) or have their principal written down upon the occurrence of certain triggering events. These triggering events are usually linked to regulatory capital or other financial thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern, such as an issuer’s capital falling below a specified level, an increase in an issuer’s risk weighted assets, or the issuer’s share price falling below a particular level for a set period of time. If the issuer triggers the CoCo’s conversion mechanism, the Portfolio may lose all or part of the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity or other security ranking junior to the corresponding CoCo, which may occur at a predetermined share price. CoCos’ unique equity conversion and principal write-down features are tailored to the issuer and its regulatory requirements and are set forth in the applicable documentation governing the CoCos.

CoCos often have no stated maturity and often have fully discretionary coupons. This means coupons can potentially be suspended or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. In light of the uncertainty with respect to investments in CoCos, their value is subject to heightened volatility and may decrease quickly in the event that coupon payments are suspended or otherwise adversely affected.

CoCos are typically issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos against the issuer in respect of or arising under the terms of the CoCos would generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder of the CoCos will be further subordinated as a result of the conversion from being the holder of a debt instrument to being the holder of an equity instrument. Holders of CoCos may be limited in their ability to institute claims against issuers.

The value of CoCos may fluctuate based on unpredictable factors and will be influenced by many factors, including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Covenant-Lite Obligations

A Portfolio may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Portfolio may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Portfolio may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase or sell a security supported by such enhancement (in a manner consistent with Rule 2a-7 under the 1940 Act for purposes of MainStay VP U.S. Government Money Market Portfolio). In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturities of a Portfolio's investments, and changes in values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed-income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. The value of lower-rated debt securities that a Portfolio purchases may fluctuate more than the value of higher-rated debt securities, thus potentially increasing the volatility of a Portfolio’s NAV per share. Lower-rated debt securities generally carry greater risk that the issuer will default or be delinquent on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better, or BBB- or better by an NRSRO, or comparable non-rated securities. Non-rated securities will be considered for investment by a Portfolio when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

Corporate debt securities with a below investment grade rating or deemed to be comparable to such rating by the Manager or Subadvisor have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency downgrades the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

There is no guarantee that a financial institution will continue to sponsor depositary receipts, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of the Portfolio's portfolio.

Derivative Instruments – General Discussion

The Portfolios may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Portfolios may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Portfolios to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Portfolios may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Portfolio to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Portfolio may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Portfolio and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Portfolio’s other portfolio investments.

Managed Futures. A Portfolio may take long and short positions in futures contracts in order to gain exposure to certain global markets. Additionally, a Portfolio may invest in an investment vehicle that employs a managed futures strategy. The success of a managed futures strategy will depend in part on the Manager, Subadvisor or underlying investment vehicle’s manager’s ability to correctly predict price movements, and such predictions may prove incorrect. The use of a managed futures strategy may not achieve its intended results and may result in losses to a Portfolio.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives include standardized options, futures and swap contracts traded in an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Exchange-traded contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange-traded contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing and exchange-trading. Swap transactions that are not exchange-traded and/or centrally cleared are less liquid than centrally cleared and exchange-traded instruments. Eventually, it is expected that many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1.  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolios to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's entire portfolio and investment objective.

2. Credit Risk. The Portfolios will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including certain currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Portfolios. The Portfolios will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to the risk that they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the derivative. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract and prices and volumes are posted on the exchange. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to maintain assets or enter into offsetting transactions to "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolios.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7. Tax Risk. A Portfolio's transactions in derivatives (such as options, swaps, and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Manager has filed notices of eligibility to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) for the Portfolios offered in this SAI, and, therefore, is not subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. The Manager is also exempt from registration as a “commodity trading advisor” (“CTA”) with respect to the Portfolios covered by this SAI. Accordingly, the Manager is not subject to regulation as a CPO or CTA with respect to the Portfolios.

The terms of Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 require each of the Portfolios covered by this SAI, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on these exclusions, the Portfolios' investment strategies, Prospectus or the SAI.

For certain Portfolios operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, are not currently subject to registration or regulation as CPOs under the CEA. When the temporary exemption expires, to the extent these Portfolios are not otherwise eligible for exemption from CFTC regulation, the Manager may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the resale prices on these securities could be adversely impacted as a result of relative illiquidity. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Portfolio may be required to bear the expense of the registration. Direct investments can be difficult to price accurately and may be valued at “fair value” in accordance with valuation policies established by the Board, and are subject to the valuation risks. See “How Portfolio Securities Are Valued” below.

Distressed Securities

Certain Portfolios may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Portfolios may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. In addition, a Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of a Portfolio's investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, a Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than a Portfolio's original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

Certain Portfolios may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Growth Stock. A Portfolio may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies falls behind other types of investments, such as smaller capitalized companies, a Portfolio’s investments in large-cap issuers may be more likely to adversely affect its performance relative to funds investing in smaller cap companies.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Value Stock. A Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Portfolio's portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Portfolio may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked. See "Floating Rate and Variable Rate Securities" and "LIBOR Replacement" for more information concerning LIBOR.

Exchange-Traded Funds

A Portfolio may invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies whose shares trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, and may trade at prices above or below the value of their underlying portfolios. The share price of an ETF is derived from and based upon the securities held by the ETF and the relative supply of and demand for the ETF’s shares. A lack of liquidity in an ETF’s shares could result in its share price being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio‘s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for a Portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost-effective, or for other portfolio management reasons.

A Portfolio may invest in certain ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a fund’s investments in a single ETF to 5% of the fund's total assets and in all ETFs to 10% of the fund's total assets and 3% of the total shares outstanding of a single ETF. In reliance on applicable exemptive orders and/or regulations under the 1940 Act, the Portfolio may generally invest in excess of these limitations in a single ETF or in multiple ETFs, respectively. (See also "Investment Companies.")

An ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

A Portfolio may invest its net assets in ETFs that invest in securities similar to those in which the Portfolio may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

The purchase of ETFs may require the payment of substantial premiums above, or discounts below, the value of such ETFs’ portfolio securities or NAVs and may be illiquid. Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV. Market makers in an ETF’s shares generally seek to take advantage of arbitrage opportunities when the price of an ETF’s shares differ from the aggregate value of the ETF’s underlying portfolio securities, thus enabling an ETF’s share price to track the value of its portfolio holdings. However, market makers may choose to “step away” from this role, which may result in a premium or discount for the shares as compared to their net asset value.

A Portfolio intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Portfolio may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or Subadvisor believes that it is in the Portfolio’s best interest to do so. A Portfolio's ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Portfolio in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Portfolio will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Portfolio invests ceases to be a registered investment company, a Portfolio will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Portfolio incurs various costs. A Portfolio may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Portfolio will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which a Portfolio invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because certain of the ETFs in which a Portfolio may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Exchange Traded Notes

A Portfolio may invest in exchange-traded notes (“ETNs”), which are unsecured and unsubordinated structured debt securities that combine certain features of debt securities and ETFs and typically provide exposure to a market index. A Portfolio will bear its proportionate share of any fees and expenses of any ETNs in which it invests and, as a result, returns on these investments typically do not correlate fully to the performance of the relevant market index. Investments in ETNs are subject to risks similar to debt securities, including credit risk and counterparty risk, and the value of an ETN may be impacted by time remaining to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the ETN or the components of the relevant market index. Unlike many debt securities, no periodic coupon payments are distributed and no principal protections exist for investments in ETNs. In addition, ETNs are subject to the other risks associated with the components of the relevant market index and the risks generally associated with investments in ETFs. For example, a Portfolio may be limited in its ability to sell its ETN holdings at a favorable time or price depending on the availability and liquidity of a secondary market, and a Portfolio may have to sell some or all of its ETN holdings at a discount. The timing and character of income and gains derived by a Portfolio from investments in ETNs for U.S. federal income tax purposes is under consideration by the U.S. Treasury and Internal Revenue Service (“IRS”) and may also be affected by future legislation.

Firm or Standby Commitments — Obligations with Puts Attached

A Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' commitments to purchase securities on a firm or standby commitment basis. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Portfolios may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Portfolio intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor will a Portfolio assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Portfolio makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Portfolios may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate or LIBOR. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates; a Portfolio will participate in any declines in interest rates as well. To be an eligible investment for a money market fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7 under the 1940 Act.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates as its recommendation, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, which has been used increasingly on a voluntary basis in new instruments and transactions. At times, SOFR has proven to be more volatile than the 3-month LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

For more information on the risks associated with the discontinuation and transition of LIBOR, please see “LIBOR Replacement” in this section.

Certain Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be classified as illiquid investments.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Portfolio in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Portfolio's foreign currency transactions. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A Portfolio also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Portfolio invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Portfolio may suffer a loss.

When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Portfolio may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Portfolio's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Portfolio's forward contracts. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Portfolio will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligations (i.e., the Portfolio's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Portfolio's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Portfolio's asset segregation requirements will vary accordingly. The Portfolios reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

The Portfolios cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Portfolio's exposure to a foreign currency and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Portfolio or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk and liquidity risk involved in bilaterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Portfolio may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Portfolio's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio's investments may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Portfolio might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Portfolios depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Portfolios' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Portfolio may invest, subject to compliance with its limitations and policies applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Portfolio may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

Generally, an issuer of a security is considered to be U.S. or foreign based on the issuer’s “country of risk,” as determined by a third party service provider such as Bloomberg. In determining whether an issuer of a security is foreign, a Portfolio will ordinarily look to the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although a Portfolio will generally rely on an issuer’s “country of risk,” as determined by Bloomberg, when categorizing securities as either U.S. or foreign-based, it is not required to do so.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic or trade or other economic developments (including, for example, sanctions or tariffs), and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Certain Portfolios may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability of a Portfolio to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Additionally, investments in certain countries may subject a Portfolio to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Portfolio, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Portfolio invests, or result in unexpected tax liabilities for a Portfolio.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic and legal structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. Countries with lower levels of government regulation could be more susceptible to market manipulation, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information. There is also a risk that the SEC and the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect the audit work and practices of PCAOB-registered auditing firms in emerging market countries, such as China, and this may result in the unavailability of financial information about U.S.-listed emerging market companies. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

China. To the extent a Portfolio invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic, and social conditions within China. Moreover, investments may be impacted by geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, international scrutiny of China’s human rights record to include China’s treatment of some of its minorities, and competition between the United States and China. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry. Events such as these and their consequences are difficult to predict and could have a negative impact on a Portfolio’s performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted. Also, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. These less developed systems also give rise to unofficial organizational structures and contractual arrangements which exist outside Chinese law. If Chinese regulators do not accept these structures and arrangements, the value of certain investments may be impacted with limited legal recourse for remedy.

Funds of Funds

The MainStay VP Asset Allocation Portfolios are each a "fund of funds" that seeks to achieve its investment objective by investing primarily in certain series of the Fund, MainStay Funds Trust and The MainStay Funds (the "MainStay Group of Funds"). The MainStay VP Asset Allocation Portfolios may also invest in exchange-traded funds advised by New York Life Investments or its affiliates. The series/funds in which the MainStay VP Asset Allocation Portfolios invest may be referred to in this SAI as the "Underlying Portfolios/Funds." The Underlying Portfolios/Funds in which the MainStay VP Asset Allocation Portfolios currently invest are advised by New York Life Investments or its affiliates and are considered to be within the same "group of investment companies" as the MainStay VP Asset Allocation Portfolios. The MainStay VP Asset Allocation Portfolios do not currently invest in Underlying Portfolios/Funds that are not "affiliates" of or within the same "group of investment companies" as the Portfolios, but reserve the right to do so without prior notice to shareholders. New York Life Investments may change the Underlying Portfolios/Funds from time to time without prior approval from shareholders. The MainStay VP Asset Allocation Portfolios, in addition to investing primarily in Underlying Portfolios/Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities, and reverse repurchase agreements. These securities are described later in this section.

The MainStay VP IQ Hedge Multi-Strategy Portfolio is also a “fund of funds.” It invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index, which includes underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with the rules-based methodology of the Underlying Index. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include ETNs (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The MainStay VP IQ Hedge Multi-Strategy Portfolio may also invest in one or more financial instruments, including but not limited to futures contracts and swap agreements.

By investing in the Underlying Portfolios/Funds and ETPs, the MainStay VP Asset Allocation Portfolios and MainStay VP IQ Hedge Multi-Strategy Portfolio may have an indirect investment interest in some or all of the securities and instruments described in this section depending upon how their assets are allocated among the Underlying Portfolios/Funds and ETPs. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Portfolios/Funds and ETPs, although the MainStay VP Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios/Funds and ETPs that are not described below. The MainStay VP Asset Allocation Portfolios and MainStay VP IQ Hedge Multi-Strategy Portfolio may also have an indirect investment interest in other securities and instruments utilized by the Underlying Portfolios/Funds and ETPs. These securities and instruments are described in the Underlying Portfolios/Funds' or ETPs' current prospectuses and statements of additional information, which for the Underlying Portfolios/Funds that are within the same “group of investment companies” as the MainStay VP Asset Allocation Portfolios are available upon request, free of charge, by calling us toll-free at 800-598-2019 or on the internet at newyorklifeinvestments.com.

The Underlying Portfolios/Funds and ETPs may engage in investment practices, or invest in instruments to the extent permitted in the prospectus and SAI or other offering documents through which they are offered. Unless otherwise stated in the applicable prospectus or other offering documents, investment techniques are discretionary. That means the manager or subadvisor of an Underlying Portfolio/Fund or ETP may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities but, to the extent employed, could from time to time have a material impact on the performance of the Underlying Portfolios/Funds or ETPs. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

To the extent that a Portfolio is invested in an Underlying Portfolio/Fund or ETP, net short-term gains, if any, of the Underlying Portfolio/Fund will be distributed as ordinary income to the Portfolio and will not be offset by capital losses of the Portfolio. Capital losses of an Underlying Portfolio/Fund will not offset capital gains of a Portfolio. Losses realized on redemptions from an Underlying Portfolio/Fund may be deferred as wash sales in the event of additional investments made into the Underlying Portfolio/Fund within 30 days before or after the redemption.

The MainStay VP Asset Allocation Portfolios and MainStay VP IQ Hedge Multi-Strategy Portfolio may invest in the Underlying Portfolios/Funds and ETPs (as applicable) in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the Underlying Portfolio/Fund or ETP (notably such fund’s ability to invest in other investment companies and certain structured finance vehicles).

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Portfolios also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges, and in certain cases so long as the futures contract has received specific approval for U.S. person trading.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency, commodity or index fluctuates, a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets or enter into offsetting transactions to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Portfolio's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Portfolio may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its accompanying reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Portfolio's portfolio of securities or portion of a portfolio, perfect correlation between that Portfolio's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Portfolio may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolios may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Portfolio may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

Risks of VIX Futures. A Portfolio may purchase and sell futures contracts that track the level of volatility indices which measure the expected future volatility of the stock market (“VIX futures”). One example of a volatility index is the CBOE Volatility Index, which attempts to reflect projected future (30-day) stock market volatility by calculating the average price of designated options on the S&P 500 Index that are listed on the CBOE. The prices of options on the S&P 500 Index have tended to increase during periods of heightened volatility and decrease during periods of greater market stability, which would result in increases or decreases, respectively, in the level of the CBOE Volatility Index.

VIX futures are contracts in which parties buy and sell the expectation of future volatility in the value of an index of equity securities (such as the S&P 500). A VIX future references a particular market volatility index, which measures market expectations of near-term volatility in the value of a specified equity index conveyed by prices of options on that equity index. Therefore, the value of VIX futures depends on changes in the expected volatility of stock prices, and VIX futures provide a way for a Portfolio to seek to either hedge certain of its portfolio positions or to profit by correctly forecasting the future volatility in the stock market. However, VIX futures are subject to the risk that the Subadvisor is incorrect in its forecast of volatility for the underlying index, resulting in a Portfolio having to make a cash payment to settle the futures contract, and in certain instances, have the potential for unlimited loss. VIX futures also subject a Portfolio to leverage risk (as require only a small investment in the form of a deposit or margin) and volatility risk (as futures markets can be highly volatile). A Portfolio may also invest in ETNs that track volatility indices. See “Exchange Traded Notes” above for more information concerning ETNs.

Options on Futures. For bona fide hedging, risk management, income enhancement and investment and other appropriate purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. If a Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. If market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts may be a means of hedging a Portfolio's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, commodities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying assets. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio assets in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of assets held by or to be acquired for the Portfolio. If the option is exercised, a Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio assets or the currencies in which such assets are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.

Coverage of Futures Contracts and Options on Futures Contracts. A Portfolio (with the exception of the VP Substitution Portfolios) may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Portfolios will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of a Portfolio's net assets.

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's assets being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with stock index futures contracts. If the price of a futures contract changes more than the price of the securities, assets or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities, assets or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities, assets or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's portfolio might decline. If this were to occur, a Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Portfolio, the Portfolio may not be entitled to the return of all the margin owed to the Portfolio, potentially resulting in a loss.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" refers to companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals (including gold), (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. The price of precious metal and natural resource securities are particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities typically provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Portfolio's investment in hybrids, these risks may cause significant fluctuations in the Portfolio's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Investments

A Portfolio may acquire an illiquid investment so long as immediately after the acquisition the Portfolio would not have invested more than 15% of its net assets in illiquid investments that are assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay

VP U.S. Government Money Market Portfolio). A Portfolio will consider taking measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.

An illiquid investment for each Portfolio, other than the MainStay VP U.S. Government Money Market Portfolio, means any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. With respect to the MainStay VP U.S. Government Money Market Portfolio, illiquid security means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio. Illiquid investments may include repurchase agreements maturing in more than seven days.

The Portfolios, other than the MainStay VP U.S. Government Money Market Portfolio, have implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Portfolios' “liquidity risk” (defined by the SEC as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The liquidity classification of each investment will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Portfolio's investments in accordance with the Liquidity Program.

The lack of an established secondary market may make it more difficult to value illiquid investments, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Often, illiquid investments will be valued in accordance with fair valuation procedures adopted by the Board. An investment’s illiquidity might prevent the sale of such investment at a time when the Manager or Subadvisor might wish to sell, and these investments could have the effect of decreasing a Portfolio's liquidity. Difficulty in selling an investment, particularly an illiquid investment, may result in a loss or may be costly to a Portfolio.

Index Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index ("Underlying Index"). The Underlying Index may not be successful in replicating the performance of its target strategies. The Underlying Index is partially based on an assessment of historical data sets. To the extent that data turns out not to be predictive of future events, the return on the Underlying Index may deviate from its objective.

There is no assurance that the strategies that comprise the Underlying Index will track hedge fund returns described in the Portfolio's objective, which, in turn, may adversely affect the Underlying Index’s ability to meets its objectives. While the strategies consist of multiple liquid Underlying Index components, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The Underlying Index may be exposed to more or less risk than hedge funds as an asset class. To the extent the MainStay VP IQ Hedge Multi-Strategy Portfolio tracks its Underlying Index, these risks could also apply to an investment in the MainStay VP IQ Hedge Multi-Strategy Portfolio.

The strategies and the Underlying Index are based entirely on mathematical analysis of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Strategies may deviate from the returns of the hedge fund indexes they are trying to replicate.

IndexIQ Advisors does not receive hedge fund holding information but rather uses the monthly returns of the hedge fund data provided by third parties as the basis for estimating the asset class exposures of hedge funds as a group. There is a risk that hedge fund return data provided by third party providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting selection bias, or other biases, among other factors.

Hedge funds often adjust their investments rapidly in view of market, political, financial or other factors, whereas the composition of the Strategies, as defined in the Prospectus and the Underlying Indexes is adjusted only on a monthly basis. The potential lag between hedge fund strategy changes and Strategy changes may cause the returns of the Strategies to deviate from the data received from the third party providers.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Portfolio invests in these notes and securities, however, the Manager or Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Inflation Risk

A Portfolio's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Portfolio's assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Portfolio's investments may not keep pace with inflation, which would generally adversely affect the real value of Portfolio shareholders’ investment in the Portfolio. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Information Regarding Investments in a Portfolio by Management or Affiliates

The Manager, a Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Portfolio. These investments may be redeemed from a Portfolio at any time, which may adversely impact the Portfolio and its shareholders. Additionally, the Manager, a Subadvisor or their affiliates may choose to hedge all or part of their investment in a Portfolio. It is not expected that any such hedge will adversely impact any Portfolio.

Infrastructure Industry Risk

The MainStay VP CBRE Global Infrastructure Portfolio has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards as well as federal and state or local funding for infrastructure projects. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.

Specific infrastructure assets in which the Portfolio invests may be subject to the following additional risks:

• communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

• energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy companies.

• social infrastructure companies are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

• transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

• utility company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Initial Public Offerings

Initial public offerings ("IPOs") of securities occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Portfolio's Subadvisor might decide to sell a security issued through an IPO more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolio. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Portfolio's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Portfolio's performance if the Portfolio's asset base is small. Consequently, IPOs may constitute a significant portion of a Portfolio's returns particularly when the Portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Portfolio's assets as it increases in size and therefore have a more limited effect on the Portfolio's performance.

There can be no assurance that IPOs will continue to be available for a Portfolio to purchase. The number or quality of IPOs available for purchase by a Portfolio may vary, decrease or entirely disappear. In some cases, a Portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.

Interfund Lending

The Portfolios have obtained an exemptive order from the SEC allowing the Portfolios to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Portfolios (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Portfolio has outstanding bank borrowings, any Interfund Loans to the Portfolio will: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Portfolio, that event of default will automatically (without need for action or notice by the lending Portfolio) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Portfolio to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Portfolio. The Portfolios are currently parties to a line of credit which restricts a Portfolio's ability to participate in interfund lending while the Portfolio has an outstanding balance on the line of credit.

A Portfolio may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Portfolio has a secured loan outstanding from any other lender, including but not limited to another Portfolio, the Portfolio’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Portfolio's total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Portfolio may borrow through the Interfund Lending Program on a secured basis only. A Portfolio may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Portfolio's fundamental restriction or non-fundamental policy.

No Portfolio may lend to another Portfolio through the Interfund Lending Program if the loan would cause the lending Portfolio’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Portfolio's Interfund Loans to any one Portfolio shall not exceed 5% of the lending Portfolio’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Portfolio and may be repaid on any day by a borrowing Portfolio.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio and the borrowing Portfolio. However, no borrowing or lending activity is without risk. When a Portfolio borrows money from another Portfolio, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Portfolio may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Portfolio. Interfund Loans are subject to the risk that the borrowing Portfolio could be unable to repay the loan when due, and a delay in repayment to a lending Portfolio could result in a lost opportunity or additional lending costs. No Portfolio may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Portfolio may invest in securities of other investment companies, including ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio’s Prospectus and SAI and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act). These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations.

Among other things, the 1940 Act limitations generally prohibit a Portfolio from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company; and (3) investing more than 10% of the Portfolio’s total assets in securities of all investment companies. These restrictions do not apply to the MainStay VP Asset Allocation Portfolios or the MainStay VP IQ Hedge Multi-Strategy Portfolio's investments in ETPs in accordance with applicable SEC exemptive orders, and may not apply to certain investments in money market funds, including money market funds advised by the Manager. The Portfolios' investments in money market funds may include money market funds managed by New York Life Investments that are offered for sale only to the Portfolios and other funds within the MainStay Group of Funds such as the MainStay U.S. Government Liquidity Fund. The MainStay U.S. Government Liquidity Fund invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e. collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. A Portfolio may invest in money market funds for various cash management purposes. In addition, no Portfolio (with the exception of the MainStay VP Asset Allocation Portfolios and MainStay VP IQ Hedge Multi-Strategy Portfolio) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain underlying portfolios/funds may be advised or subadvised by New York Life Investments or its affiliates. These advisers and subadvisors are under common control with New York Life Investments and the underlying portfolios/funds advised by those entities are considered to be in the same “group of investment companies” as the Portfolios for purposes of Section 12(d)(1)(G) of the 1940 Act. For example, exchange-traded funds advised by IndexIQ Advisors LLC are considered to be in the same group of investment companies as the Portfolios because IndexIQ Advisors LLC and New York Life Investments are under common control. For purposes of determining compliance with a Portfolio's policy on concentrating its investments in any one industry, the Portfolios will look through investments in underlying investment companies for purposes of applying their concentration limitations, if the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests would be counted for purposes of calculating the Portfolio’s concentration limitation.

The Portfolios may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the 1940 Act or exemptive relief or regulations thereunder. For more information, please see “Exchange-Traded Funds.”

Potential conflicts of interest situations could occur where a Portfolio's portfolio manager is subject to competing interests that have the potential to influence his or her decision to invest a Portfolio's assets in a fund managed by New York Life Investments. For example, the MainStay U.S. Government Liquidity Fund, along with other money market funds managed by New York Life Investments, is available as an investment option for portfolio managers of each Portfolio. New York Life Investments and its affiliates would generate additional revenue from a Portfolio's investments in these money market funds as compared to investments in money market funds sponsored by third parties. A portfolio manager may also have an incentive to invest in the MainStay U.S. Government Liquidity Fund or another fund managed by New York Life Investments to increase the fund’s assets under management or otherwise support the fund. These incentives may result in decisions that adversely impact a Portfolio. Like any other Portfolio investment, it is possible for a Portfolio to lose money by investing in other funds.

New York Life Investments and the portfolio managers have a fiduciary duty to each Portfolio to act in that Portfolio’s best interests when selecting underlying portfolios/funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investments will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

With respect to the MainStay VP U.S. Government Money Market Portfolio’s policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act, the Portfolio may, as appropriate, deem investments in other “government money market funds” under Rule 2a-7 under the 1940 Act as within its 99.5% policy for compliance purposes.

Lending of Portfolio Securities

A Portfolio may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Portfolio attempts to increase its net investment income through the receipt of lending fees or the spread received in connection with the investment of cash collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. Such loans must be secured by collateral in cash, U.S. Treasury securities and/or U.S. government agency securities that are issued or guaranteed by the United States government or its agencies or instrumentalities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Portfolio may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Portfolios, has entered into an agency agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), which acts as the Portfolios' agent in making loans of portfolio securities, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. A Portfolio also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons, such as the financial failure of the securities lending agent. A Portfolio could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Portfolio, including the value of any cash collateral received.

While securities are on loan, each Portfolio is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on any cash collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of any cash collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

The Portfolios, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are managed by the Manager, its affiliates or unaffiliated third-party investment advisers.

LIBOR Replacement

The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Portfolio investments or the value or return on certain other fund investments. As a result, LIBOR may be relevant to, and directly affect, a Portfolio’s performance, , price volatility, liquidity and value, as well as the price volatility, liquidity and value of the assets that the Portfolio holds.

The Financial Conduct Authority, the United Kingdom’s financial regulatory body and regulator of LIBOR, has announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. However, subsequent announcements by the Financial Conduct Authority, the LIBOR administrator and other regulators indicate that it is possible that the most widely used tenors of U.S. dollar LIBOR may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities will cease to enter into certain new LIBOR contracts after January 1, 2022. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged, or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the anticipated cessation of the remaining U.S. dollar LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on a Portfolio will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Portfolio investments may also be tied to other interbank offered rates and currencies, which also will likely face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the SOFR or any reference rate based on SOFR, the alternative reference rate will not perform the same as would have and may not include adjustments to such alternative reference rate that are reflective of current economic circumstances or differences between such alternative reference rate and LIBOR. SOFR is based on a secured lending markets in U.S. government securities and does not reflect credit risk in the inter-bank lending market in the way that LIBOR did. The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit sensitive component in the calculation of the rate. Alternative reference rates generally reflect the performance of the market for U.S. treasury securities, which are secured by the U.S. treasury, and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using certain alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

Various pieces of legislation, including pending legislation in the U.S. Congress and laws enacted by the states of New York and Alabama, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a Portfolio may have if the alternative reference rate does not fully compensate the Portfolio for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

Certain classes of instruments invested in by a Portfolio may be more sensitive to LIBOR cessation than others. For example, certain asset classes such as floating rate notes may not contemplate a LIBOR cessation and/or might freeze a last-published or last-used LIBOR rate for all future payment dates upon a discontinuation of LIBOR. Also, for example, syndicated and other business loans tied to LIBOR may not provide a clear roadmap for LIBOR’s replacement, leaving any future adjustments to the determination of a quantum of lenders. Securitizations and other asset-backed transactions may experience disruption as a result of inconsistencies between when collateral assets shift from LIBOR and the rate with which those assets replace LIBOR and when the securitization notes shift from LIBOR as well as the rate with which the securitization notes replace LIBOR.

These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Portfolio’s investments. As a result of this uncertainty and developments relating to the transition process, a Portfolio and its investments may be adversely affected.

Loan Participation Interests

A Portfolio may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Portfolio may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies.

A Portfolio may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Portfolio must rely on the agent bank and/or the seller of the participation for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan. In addition, an agent bank may be responsible for various services with respect to the loan including, recordkeeping or other services (such as interest payment services) with respect to Loan Participation Interests held by a Portfolio and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays, and the bankruptcy or insolvency of such agents. The Portfolios are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Portfolios, the Portfolios' investments and the Portfolios' investment performance.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants, if any, contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Portfolio may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's NAV than if that value were based on available market quotations and could result in significant variations in a Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral although they may not be fully collateralized and may be uncollateralized. The borrower pays interest and principal to the lenders.

A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders. In addition, to the extent a Portfolio holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Portfolio’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Portfolio, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.

A Portfolio may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously owned by a different lender. Unlike when a Portfolio purchases a participation interest, a Portfolio that purchases an assignment will become a lender for the purposes of the relevant loan agreement.

A Portfolio can purchase a loan by signing as a direct lender under the loan document or by purchasing an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment.

If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest received by the Portfolio through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest received by the Portfolio through the amortization of the purchase price discount. Where reduced primary investment opportunities in floating rate loans exist, a Portfolio may be able to invest in floating rate loans only through participation interests or assignments. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair, delay or negate a Portfolio's ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral although they may not be fully collateralized or may be uncollateralized. However, the value of the collateral may not be sufficient to repay the loan or, should a loan in which a Portfolio is invested be foreclosed on, the Portfolio may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. If the collateral includes a pledge of equity interests in the borrower by its owners, the Portfolio may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets.

The borrower under a floating rate loan must comply with restrictive covenants, if any, contained in the floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant includes a promise by the borrower to not take certain action that may impair the rights of lenders or increase the credit risk associated with the borrower or the loan. Generally these covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from certain asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) that is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank may have the right to demand immediate repayment in full of the outstanding floating rate loan on behalf of the syndicate lenders. Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Portfolio to the risks of “Covenant-Lite Obligations” discussed above.

The Manager or Subadvisor must determine that the investment is suitable for each Portfolio based on the Manager's or Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

In addition, the Portfolio may have arrangements with loan, administrative and similar agents under which these agents provide recordkeeping or other services (such as interest payment services) with respect to loan positions held by a Portfolio and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays, and the bankruptcy or insolvency of such agents. The Portfolios are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Portfolios, the Portfolios' investments and the Portfolios' investment performance.

Unfunded Loan Commitments. The Portfolios may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Portfolio) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Portfolios enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Portfolio with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions"

which may include, but are not limited to, the Portfolios' unfunded loan commitments. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Portfolio records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships

The Portfolios may invest in certain companies that are structured as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Portfolio when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to net taxable income from certain MLPs. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in such MLPs would generally be eligible for the 20% deduction for any such taxable income from these investments while investors investing in those MLPs indirectly through the Portfolio would not be eligible for the 20% deduction for their share of such taxable income.

A Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships ("QPTPs"), which are treated as partnerships for U.S. federal income tax purposes.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Portfolio were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Portfolio’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are organized as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. Since MLP equity securities are typically publicly traded, in order to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income tax. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Portfolios may invest in different classes of common units that may have different voting, trading, and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Portfolios may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, some GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following: MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which a Portfolio will invest; a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends; a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies; MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies; the natural resources sector is highly competitive; extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities; the amount of cash that a Portfolio has available to distribute to shareholders will depend on the ability of the companies in which a Portfolio has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends; the profitability of MLPs and other natural resources sector companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment; there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance; certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

A Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Money Market Investments

The MainStay VP U.S. Government Money Market Portfolio has adopted a policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act. Government securities, as defined in or interpreted under the 1940 Act, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. See “U.S. Government Securities” discussion below for additional information on the characteristics and risks applicable to such securities.

All of the assets of the Portfolio generally will be invested in obligations that mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

The MainStay VP U.S. Government Money Market Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio’s holdings may not exceed 60 days. The dollar-weighted average life to maturity of the Portfolio’s holdings may not exceed 120 days.

With respect to 0.5% of its total assets, the MainStay VP U.S. Government Money Market Portfolio may invest in investments other than (i) cash; (ii) “government securities”; and/or (iii) repurchase agreements that are collateralized by cash and/or government securities, provided that such investments also otherwise comply with the requirements of Rule 2a-7 under the 1940 Act.

The MainStay VP U.S. Government Money Market Portfolio may not acquire any illiquid security if, immediately after the acquisition, the Portfolio would have invested more than 5% of its total assets in illiquid securities. In addition, the Portfolio may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. "Daily liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) securities that will mature (as determined without reference to any interest rate readjustments) or are subject to a demand feature that is exercisable and payable within one business day; or (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. "Weekly liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without provisions for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature (as determined without reference to any interest rate readjustments) or are subject to a demand feature that is exercisable and payable within five (5) business days; or (v) amounts receivable and due unconditionally within five (5) business days on pending sales of portfolio securities.

The MainStay VP U.S. Government Money Market Portfolio may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, tend to lower the yield on the Portfolio's shares. The MainStay VP U.S. Government Money Market Portfolio may also, consistent with the provisions of Rule 2a-7 under the 1940 Act, invest in securities with a remaining maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 under the 1940 Act with respect to maturity and otherwise allows the Portfolio to continue to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act.

As a “government money market fund” under Rule 2a-7 under the 1940 Act, the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Portfolio may buy mortgage-related and other asset-backed securities. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, GNMA certificates, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities represent interests in pools of residential or commercial mortgage loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Portfolios may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Portfolio will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Manager or Subadvisor.

Rating agencies, from time to time, have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Portfolios may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Portfolio is invested is placed on credit watch or downgraded, the value of the security may decline and the Portfolio may experience losses.

Adverse economic conditions may reduce the cash flow that a Portfolio investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, certain adverse economic conditions may result in interest rate spreads for mortgage-backed securities being widened and becoming more volatile. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by a Portfolio, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Portfolios may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Portfolio may experience declines after they are purchased by such Portfolio.

Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures may adversely affect the value of mortgage-backed securities held by a Portfolio. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Portfolio, and could adversely affect the yields on the mortgage-related securities owned by the Portfolios and could have the effect of reducing returns to the Portfolios, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

The U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have taken or are considering taking actions to address fallout from, or to mitigate the future occurrence of events similar to, the financial crisis of 2008, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Portfolios is unknown.

Some of the loans or other similar debt obligations to which a Portfolio may obtain exposure through its investments in asset-backed securities or other types of structured products may lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations. These investments subject the Portfolio to the risks of “Covenant-Lite Obligations” discussed above.

Mortgage Pass-Through Securities. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Portfolio purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

In June 2019, under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC launched the common securitization platform (“CSP”) and began the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative is intended to maximize liquidity for both FNMA and FHLMC MBS in the “to-be-announced” (“TBA”) market. The CSP began issuing UMBS in June 2019. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. In September 2008, the FHFA placed FNMA and FHLMC in conservatorship. At the same time, the U.S. Treasury and the FHFA as conservator of FNMA and FHLMC entered into Senior Preferred Stock Purchase Agreements (“SPAs”) whereby the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these SPAs, as currently amended, the U.S. Treasury has pledged to provide a financial commitment up to certain amounts for each instrumentality in the event an instrumentality has a net worth deficit in any given quarter. In addition, pursuant to a letter agreement, the instrumentalities may retain their profits until they have reached the required minimum capital requirements established by the FHFA, which is currently $283 billion. In addition, the letter agreement prohibits the FHFA from taking the GSEs out of conservatorship until all litigation regarding the conservatorship has ended and the GSEs have retained equity capital levels equal to three percent of each GSE’s total asets. Should FNMA and FHLMC be taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also unclear how the capital structure of FNMA and FHLMC would be constructed post-conservatorship, and what effects, if any, the privatization of FNMA and FHLMC will have on their creditworthiness and guarantees of certain MBS. Accordingly, should the FHFA take the FNMA and FHLMC out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Portfolio's investments to lose value. A number of legal motions taken by junior preferred shareholders of the GSEs against the FHFA and the U.S. Treasury may further complicate any plans by the FHFA to take these entities out of conservatorship.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs"). "). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio's investment objectives and policies, the Portfolio’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-

related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Portfolios' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be classified as illiquid investments.

Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolios) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be classified as illiquid investments.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Portfolio may decline in response to such developments. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities held by a Portfolio and thereby adversely affect the ability of the mortgage-backed security issuer to make principal payments to holders, such as a Portfolio. Further, mortgage-backed securities are also subject to the risks associated with the types of real estate to which they relate and adverse economic or market events with respect to these property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types).

Other Asset-Backed Securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. (See “Collateralized Debt Obligations”). The Portfolios' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Portfolio's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Delinquencies and losses on sub-prime and non-prime automobile loans have increased in recent years and, as a result, issuers of asset-backed securities backed by such loans may be adversely affected in their ability to continue to make principal and interest payments. The risk associated with investments in asset-backed securities may be heightened to the extent that a Portfolio invests in such loans.

Municipal Securities

A Portfolio may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Portfolio's investments in municipal securities may be affected by political, societal and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, the current COVID-19 pandemic has significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of a Portfolio’s investments in municipal securities. In particular, responses by municipalities to the COVID-19 pandemic have caused disruptions in business activities. These and other effects of the COVID-19 pandemic, such as increased unemployment levels, have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Portfolio’s investments.

Additionally, Puerto Rico, in particular, has been experiencing significant financial difficulties and other events that have adversely affected its economy, infrastructure and financial condition, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Portfolio may adversely affect the Portfolio and cause the Portfolio to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Portfolio.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds (“TOBs”), which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA"), to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Portfolio may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.

There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Portfolio's municipal securities in the same manner. In addition, many states and municipalities have been adversely impacted by the ongoing Coronavirus pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio's investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code. Changes to the Bankruptcy Code or the administration of its provisions relating to municipal bankruptcies could adversely impact a Portfolio's investments in municipal securities.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt.

Puerto Rico has faced a number of significant fiscal challenges, including a structural imbalance between its general fund revenues and expenditures, substantial unemployment, and mounting unfunded retirement obligations. To help address these and other challenges, in June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and allows Puerto Rico and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. The Oversight Board is comprised of seven members appointed by the President who are nominated by a bipartisan selection process. The budget process requires the Oversight Board, the governor of Puerto Rico, and Puerto Rico’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the governor of Puerto Rico.

The 2021 fiscal plan was certified by the Oversight Board on April 23, 2021 (“2021 Fiscal Plan”). The 2021 Fiscal Plan forecasts that Puerto Rico’s economy would grow by 1.0% during 2021, due largely to budgetary reforms and economic relief provided in response to COVID-19. The 2021 Fiscal Plan contemplates approximately $43.5 billion in federal disaster relief to address damage caused by recent natural disasters and COVID-19. Apart from federal aid, the 2021 Fiscal Plan projects General Fund revenues of approximately $11.6 billion.

The budget for fiscal year 2021 had been certified on June 30, 2021, which provides for $10.2 billion in revenues. Against these revenues, the budget provides General Fund expenditures of approximately $10 billion. Allocations in the fiscal year 2021 budget to education, health care, and economic development were approximately $2.0 billion, $937 million, and $1.2 billion, respectively.

In addition, in early 2020, Puerto Rico was significantly impacted by a pandemic, which had a substantially adverse effect on the health of the population and economic activity. In March 2020, the Oversight Board authorized Puerto Rico to implement a $787 million relief package to fight the pandemic and its economic impacts, of which $500 million was incremental new spending made available through a special appropriation. Any reduction in Puerto Rico’s revenues as a result of the pandemic could have a negative ability on Puerto Rico to meet its debt service obligations, including with respect to debt held by a Fund. Further, Congress passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) in March 2020, which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), from which Puerto Rico has received $2.2 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments, including $4.5 billion specifically for relief to U.S. territories. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to Puerto Rico will be sufficient to address its economic challenges. The rate and level at which the federal government and Puerto Rico have taken on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges for their respective economies. A failure by Puerto Rico to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments.

In 2017, the Oversight Board filed debt restructuring petitions in federal court on behalf of Puerto Rico and certain of its instrumentalities to seek bankruptcy-type protections from debt and unfunded pension obligations. As a result of these petitions, the ability of the creditors of Puerto Rico and its instrumentalities that have filed for Title III relief to take action with respect to outstanding obligations has been temporarily stayed. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain Puerto Rico instrumentalities and is negotiating the restructuring of its debt with certain other bondholders as of the date of this SAI. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. On February 4, 2019, the judge overseeing the Title III proceedings approved the Plan of Adjustment between the Puerto Rico Sales Tax Financing Corporation (“COFINA”) and its creditors, which restructures approximately $17.0 billion of COFINA’s debt and provides Puerto Rico with an average annual savings of $456 million through 2057, which is an overall savings of approximately 32%.

With respect to the litigation regarding Puerto Rico’s outstanding debt, creditors and Puerto Rico had agreed on a Plan of Adjustment that would restructure $35 billion of its outstanding debt. Under the Plan of Adjustment filed in March 2021, Puerto Rico’s outstanding debt would be reduced by approximately 80% to $7.4 billion and annual debt service payments would be limited to a percentage of revenues. The Plan of Adjustment also provides for reductions outstanding pension payments owed by Puerto Rico. The Plan of Adjustment is subject to review by the judge overseeing Puerto Rico’s Title III proceedings, and it is not presently possible to predict whether the agreement will be finalized at the current terms.

Due to the ongoing budget impact from COVID-19 on Puerto Rico's finances, the Oversight Board or Puerto Rico could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Oversight Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Oversight Board has changed significantly due to existing members either stepping down or being replaced following the expiration of a member’s term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.

In September 2017, two successive hurricanes caused significant damage to Puerto Rico. The hurricanes caused severe flooding and infrastructure damage, and more than 1 million people lost power throughout the island. Estimates suggest that the hurricanes caused more than $80 billion in damage, which led to additional strain on Puerto Rico’s economic situation. In February 2018, Congress appropriated approximately $90 billion for disaster recovery efforts for areas affected by the hurricanes, and approximately $11 billion was available for Puerto Rico. In late December 2019 and January 2020, a series of earthquakes, including the strongest earthquake to hit the island in more than a century, caused an estimated $200 million in damage. The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The damage caused by the hurricanes and earthquakes is expected to have substantial adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to lose substantial revenue as a result of decreased tourism and general business operations. There can be no assurances that Puerto Rico will receive the necessary aid to rebuild from the damage caused by the hurricanes or earthquakes or that future catastrophic weather events or natural disasters will not cause similar damage. Any such developments will have an adverse effect on Puerto Rico’s finances and negatively impact the payment of principal and interest, the marketability, liquidity, and value of securities issued by Puerto Rico. Moreover, future weather events or natural disasters could negatively impact Puerto Rico’s ability to resolve ongoing debt negotiations. Any delays in debt restructuring negotiations could adversely affect Portfolio performance.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be classified as illiquid investments.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Portfolio‘s investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The Internal Revenue Code limits the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. If an issuer of a municipal bond fails to satisfy certain requirements with respect to a particular municipal bond issuance, any interest earned by a Portfolio from its investment in such municipal bond may be taxable. The Portfolios intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

Natural Resources Securities

Since the market action of natural resources securities may move against or independently of the market trend of other types of securities, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities may be affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The prices of precious metal and natural resource securities historically have been particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of natural resources may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Options

A Portfolio may use options for any purpose consistent with their respective investment objectives, such as to seek to hedge or manage risk, or to seek to increase total return. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Portfolio may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Portfolios may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Writing (selling) options involves greater risk than purchasing options because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the loss of the premium payment paid, as would be the case with purchasing options. Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks.

Purchasing Options. A Portfolio may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks.

A Portfolio may purchase put options on underlying assets to protect their holdings in an underlying or related asset against a substantial decline in market value. Underlying assets are considered related if their price movements generally correlate with one another. The purchase of put options on underlying assets held in the portfolio or related to such underlying assets will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio asset without actually selling the asset.

In addition, a Portfolio will continue to receive interest or dividend income on the underlying asset. The put options purchased by a Portfolio may include, but are not limited to, "protective puts," in which the underlying asset to be sold is identical or substantially identical to an underlying asset already held by the Portfolio or to an underlying asset that the Portfolio has the right to purchase. In the case of a purchased call option, a Portfolio would ordinarily recognize a gain if the value of the underlying assets decreased during the option period below the exercise price sufficiently to cover the premium. A Portfolio would recognize a loss if the value of the underlying assets remained above the difference between the exercise price and the premium.

A Portfolio may also purchase call options on underlying assets the Portfolio intends to purchase to protect against substantial increases in prices of such underlying assets pending their ability to invest in an orderly manner in such underlying assets. The purchase of a call option would entitle a

Portfolio, in exchange for the premium paid, to purchase an underlying asset at a specified price upon exercise of the option during the option period. A Portfolio would ordinarily realize a gain if the value of the underlying assets increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the underlying assets remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Portfolio may sell ("write") call options on its portfolio assets in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying asset at the exercise price upon the exercise of the option at a certain time or times prior to the expiration date, depending on the terms of the option, regardless of the market price of the underlying asset during the option period. A call option may be covered by, among other things, the writer's owning the underlying asset throughout the option period, or by holding, on a share-for-share basis, a call on the same underlying asset as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Portfolio maintains the difference in liquid assets.

A Portfolio may write call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying asset above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the underlying asset decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying assets pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. “Bermudian Style” options may only be exercised at certain times. Call options and the assets underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying assets above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline.

A Portfolio may protect itself from further losses due to a decline in value of the underlying asset or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"—the purchase of a call option on the same underlying asset with the same exercise price and expiration date as the call option that it has previously written on any particular underlying asset. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying asset owned by a Portfolio. When an underlying asset is to be sold from a Portfolio's portfolio, the Portfolio will first effect a closing purchase transaction so as to close out any existing call option on that underlying asset or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying asset until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying asset upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying assets at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option.

Each Portfolio pays brokerage commissions and dealer spreads in connection with writing call options and effecting closing purchase transactions, as well as for purchases and sales of underlying assets. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying assets appreciate. Subject to the limitation that all call option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing (selling) call options involves the risk that the seller may be obligated to deliver underlying assets at less than their current market price and, in the case of an unhedged written option, the risk of loss is theoretically unlimited. Unhedged call options and call options that are not hedged by the option's underlying instrument have speculative characteristics and are riskier than hedged call options because the Portfolio could be obligated to deliver a security it does not own and cannot obtain at a favorable price. The premiums received by the Portfolio for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options.

Writing Put Options. A Portfolio may also write put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying asset to the seller of the option at a specified price at a certain time or times during the term of the option, depending on the terms of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified underlying assets at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Portfolio holds on a share-for-share basis a put on the same underlying asset as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Portfolio maintains the difference in liquid assets.

The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying asset, the relationship of the exercise price to such market price, the historical price volatility of the underlying asset, the option period, supply and demand and interest rates.

A put writer assumes the risk that the market price for the underlying asset will fall below the exercise price, in which case the writer would be required to purchase the underlying asset at a higher price than the then-current market price of the underlying asset. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying asset plus the premium received from the sale of the option.

In addition, a Portfolio may also write straddles (combinations of puts and calls on the same underlying asset). The extent to which a Portfolio may write put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Portfolio's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing (selling) put options involves the risk that the seller may be obligated to purchase underlying assets for a higher price than their current market price and, in the case of an unhedged written put option, the risk of loss may be substantial. Unhedged put options have speculative characteristics and are riskier than hedged put options because the Portfolio could be obligated to purchase a worthless instrument that it cannot sell in the market at a later date. The premiums received by the Portfolio for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike price of the written (sold) options.

Married Puts. A Portfolio may engage in a strategy known as "married puts." This strategy is most typically used when a Portfolio owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Portfolio may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Portfolio will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Portfolio in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Portfolio. The writer of the put option may require that a Portfolio write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Portfolio would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Portfolio's purpose in selling options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the securities are traded. To the extent that the options markets close before the markets for the securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Portfolio may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Portfolio.

A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Portfolio may purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio underlying assets and against increases in the U.S. dollar cost of foreign underlying assets to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio underlying assets are denominated will reduce the dollar value of such underlying assets, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio underlying assets, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's underlying assets denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which underlying assets to be acquired are denominated is projected, thereby increasing the cost of such underlying assets, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of underlying assets the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated underlying assets due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio underlying assets will be offset by the amount of the premium received by a Portfolio.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of underlying assets to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or underlying assets denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Portfolio maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or OTC. Exchange-traded options generally settle in cash, whereas OTC options may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Qualified Financial Contracts

Regulations adopted by prudential regulators require that certain qualified financial contracts (as defined below) entered into with certain counterparties that are U.S. banks or are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Portfolios, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to an automatic one-day stay during which counterparties, such as the Portfolios, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Portfolios from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Portfolios. “Qualified financial contracts” include securities contracts, swaps, currency forwards and other derivatives and related agreements as well as repurchase agreements and securities lending agreements.

Quantitative Investing Risk

The Manager or a Subadvisor may use quantitative models, algorithms, methods or other similar techniques (“quantitative tools”) in managing the Portfolios, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes.  The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Portfolio is subject to the risk that any quantitative tools used by the Manager or a Subadvisor will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Portfolio to achieve its investment objective. A Portfolio may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Manager’s or Subadvisor’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Portfolio may also be adversely affected by the Manager’s or Subadvisor’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to a quantitative tool.

Quantitative Models

Any quantitative models used by the Manager or a Subadvisor may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance.

Real Estate Companies and Real Estate Investment Trusts ("REITs")

Investments in equity securities of issuers that are principally engaged in the real estate industry are subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate, risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage, market illiquidity, extended vacancies of properties, increase in competition, property taxes, capital expenditures and operating expenses, changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems, tenants bankruptcies or other credit problems, casualty or condemnation losses, uninsured damages from floods, earthquakes or other natural disasters, limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type on in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of issuers providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights. A Portfolio’s investment in real estate companies is particularly sensitive to economic downturns.

In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to qualify as a RIC because of certain income source requirements applicable to RICs under the Internal Revenue Code.

A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for special tax treatment under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Regulatory Matters

The Portfolios, as well as the issuers of the securities and other instruments in which the Portfolios may invest, are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its investment strategy, either generally or with respect to certain industries or countries. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Portfolio’s potential economic exposure under the transaction. The Portfolios will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Portfolios for investment purposes. If a large portion of a Portfolio's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Portfolio is permitted to segregate cash and/or liquid securities in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Portfolios will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Portfolios were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable. Future regulatory developments regarding cover requirements likely will impact a Portfolio's ability to engage in derivatives transactions.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Portfolios may write. Option positions of all investment companies advised by the Manager or Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Portfolios' asset segregation and cover practices discussed herein. The final rule requires a Portfolio to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a “limited derivatives users” exception that is included in the final rule which imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Under the final rule, when a Portfolio trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Portfolio’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Portfolio satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit a Portfolio's securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Portfolio to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Portfolio's investments and cost of doing business, which could adversely affect investors. The Manager and Subadvisors cannot predict the effects of these regulations on a Portfolio. The Manager and Subadvisors intend to monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios' investment objectives, but there can be no assurance that it will be successful in doing so.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Manager and/or Subadvisor will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Portfolio, and the limits may constrain the ability of the Portfolio to use such contracts. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The Manager and/or Subadvisor will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Portfolio to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for a Portfolio prior to the applicable compliance date.

Repurchase Agreements

A Portfolio may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Portfolios, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Portfolio may invest in Rule 144A securities and in Section 4(a)(2) commercial paper, as defined below. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

Reverse Repurchase Agreements

A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the Prospectus and this SAI, certain Portfolios may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each Portfolio may enter into short sales "against the box," and such transactions will be limited to no more than 25% of a Portfolio's total assets. Certain of the Underlying Portfolios/Funds in which the Mainstay VP Asset Allocation Portfolios invest may be permitted to enter into short sales that are not "against the box."

In a short sale transaction, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Portfolio borrows the security and delivers it to a buyer. To close out the short sale, the Portfolio purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Portfolio closes out a short sale may be more or less than the price at which the Portfolio sold the security to enter into the short sale. Until the Portfolio replaces the security, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date when the Portfolio enters into the sale and the date when the Portfolio closes out the short position. The Portfolio will realize a gain if the security declines in price between those dates. Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Portfolio will be able to close out a short position at any particular time or at an acceptable price. During the time that a Portfolio is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Portfolio is unable to borrow the same security from another lender. If that occurs, the Portfolio may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Portfolio could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Portfolio is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Portfolio enters into a short sale of a security that the Portfolio owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Portfolio has open short sales were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales.

If a Portfolio effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Portfolio may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Portfolio's investment holdings.

Each Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Portfolio's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. Inasmuch as a Portfolio's swap transactions are offset by segregated cash or liquid assets to cover a Portfolio's current obligations (or are otherwise covered as permitted by applicable law), the Portfolio and the Manager or Subadvisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Portfolios.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

A Portfolio may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock is a type of swap agreement that is similar to an interest rate swap whereby it enables a Portfolio to lock in a specified municipal interest rate for a portion of its portfolio. An MMD Rate Lock is a contract between counterparties pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether municipal interest rates (typically based on the 30-year “AAA” Municipal Market Data rate) are above or below a specified rate on the expiration date of the contract. A Portfolio will ordinarily use these transactions as a hedge or for duration or risk management purposes although the Portfolios are permitted to enter into MMD Rate Locks to seek to enhance income or gain. In entering into MMD Rate Locks, there is a risk that municipal yields will move in a direction opposite of the direction anticipated by a Portfolio.

Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because, among other reasons, swaps are two party contracts and may have terms of greater than seven days, swap agreements may be classified as illiquid investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing and exchange-trading. Central clearing is expected to decrease counterparty risk compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. However, central clearing and exchange-trading do not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Portfolio to support its obligations under a similar bilateral swap thus requiring a Portfolio to incur increased expenses to access the same types of swaps. Uncleared swaps are subject to minimum margin requirements that will be implemented on a phased-in basis. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Portfolio takes a long position, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Portfolio may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Portfolio on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Portfolio on the notional amount. In other cases, when a Portfolio takes a short position, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular stock (or group of stocks) short, less the dividend expense that the Portfolio would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Portfolio may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as a Portfolio's swap transactions are offset by segregated cash or liquid assets to cover the Portfolios' current obligations (or are otherwise covered as permitted by applicable law), the Portfolios and the Manager believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Portfolio may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Portfolios' general limitations on investing in swap agreements, certain Portfolios may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Portfolio as referenced debt obligations. A Portfolio may be either the buyer or the seller in the transaction. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, a Portfolio would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Portfolio would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will maintain appropriate liquid assets in the notional amount of credit default swaps that it sells to cover its obligations.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Portfolio may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above. However, certain of these indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX index transactions.

Swaptions. A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.

Whether a Portfolio's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Portfolio may invest outside the scope of its principal investment focus. Under these or other conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under these or other conditions, a Portfolio may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay VP MacKay International Equity Portfolio may hold foreign cash and cash equivalents.

Also, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced Purchase Commitments

To-Be-Announced ("TBA") purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, a Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Portfolio will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Portfolio will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Portfolio's commitments. On delivery for such transactions, a Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require the Portfolios to post collateral in connection with their TBA transactions. The required margin could increase the cost to the Portfolios and impose additional complexity to enter into TBA transactions.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Portfolio to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Portfolio because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

Tracking Error Risk

The performance of each of MainStay VP Indexed Bond Portfolio, MainStay VP IQ Hedge Multi-Strategy Portfolio, and MainStay VP MacKay S&P 500 Index Portfolio may not equal or exceed that of its corresponding underlying index during any period of time. Although each such Portfolio attempts to track the performance of its underlying index, it may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to the risk that the strategies used by its Subadvisor that are intended to match the performance of the underlying index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of fund expenses that the underlying index does not incur. For example, a Portfolio may not be able to invest in certain securities included in its underlying index due to restrictions or limitations imposed, by or a lack of liquidity in, certain countries and stock exchanges in which such securities trade, or may be delayed in purchasing or selling securities included in the underlying index. In addition, tracking error may be created by the use of underlying ETPs or derivative instruments to track underlying index components. In addition, tracking error may occur because of differences in timing of the accrual or the valuation of dividends or interest or tax gains or losses.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Portfolio.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Portfolio. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Portfolio, which could have a material negative impact on the Portfolio.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Warrants and Rights

To the extent that a Portfolio invests in equity securities, the Portfolio may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Portfolio’s ability to exercise the warrants or rights at such time, or in such quantities, as the Portfolio would otherwise wish.

When-Issued Securities

Each Portfolio may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Portfolios' intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolio's commitments to purchase securities on a when-issued basis. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE PORTFOLIOS

Board of Trustees and Officers

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay VP Funds Trust, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolios (“Independent Trustees”).

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Yie-Hsin Hung* 1962	Trustee since 2017	Senior Vice President of New York Life since joining in 2010; Member of the Executive Management Committee since January 2017; Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015; Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015; Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78

MainStay Funds Trust: Trustee since 2017 (32 funds);

The MainStay Funds: Trustee since 2017 (12 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since October 2021; and

Turtle Beach Corporation: Director since April 2021.

* This Trustee is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During Past Five Years."

Independent Trustees

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David H. Chow 1957	Trustee since 2016	Founder and CEO, DanCourt Management, LLC (since 1999)	78

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 funds);
The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since October 2021;
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009; Chair of the Investment Committee since 2018.

Karen Hammond 1956	Trustee since January 2022, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78

MainStay Funds Trust: Trustee since January 2022, Advisory Board Member (June 2021 to December 2021); (32 funds);
The MainStay Funds: Trustee since January 2022, Advisory Board Member (June 2021 to December 2021); (12 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2022, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since January 2022, Advisory Board Member (October 2021 to December 2021)
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and
Chair of the Finance Committee since 2015

Susan B. Kerley 1951	Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC (since 1990)	78

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990** (32 funds);
The MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since October 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

Alan R. Latshaw 1951	Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds Trust: Trustee since 2007** (32 funds);
The MainStay Funds: Trustee since 2006 (12 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since October 2021.

Jacques P. Perold*** 1958	Trustee since 2016	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (32 funds);
The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (12 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since October 2021;
Partners in Health: Trustee since 2019;
Allstate Corporation: Director since 2015; and
MSCI Inc: Director since 2017.

Richard S. Trutanic 1952	Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78

MainStay Funds Trust: Trustee since 2007**(32 funds);
The MainStay Funds: Trustee since 1994 (12 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since October 2021.

*  Includes service as a Director or Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

**   Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

*** Mr. Perold holds notes issued by a control affiliate of FIAM, and thus, under the 1940 Act, Mr. Perold may be deemed to be an “interested person” with respect to MainStay VP Fidelity Institutional AM® Utilities Portfolio. However, Mr. Perold is not considered an “interested person” with respect to any other series of the Fund or with respect to the Fund as a whole.

Trustees

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Portfolios in light of the Portfolios' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Portfolios or to board members of other mutual funds generally.

Ms. Hung. Ms. Hung has been a Trustee since 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC, New York Life’s global multi-boutique third party asset management business since May 2015. She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life's Executive Management Committee effective January 1, 2017. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses.

Mr. Chow. Mr. Chow has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Investment Committee since January 2022. Mr. Chow served as the Chairman of the Risk and Compliance Oversight Committee since 2017-2021. Mr. Chow serves as an Audit Committee Financial Expert for the MainStay Group of Funds. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 30 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has been a trustee of Berea College, serves on the Executive Committee and is the Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford from 2009 to 2017.

Ms. Hammond. Ms. Hammond has served as a Trustee since January 2022 and as an Advisory Board Member of the MainStay Group of Funds from June 2021 to December 2021. Ms. Hammond has served as the Chair of the Risk and Compliance Oversight Committee since January 2022. Ms. Hammond serves as an Audit Committee Financial Expert for the MainStay Group of Funds. Ms. Hammond has over 30 years of experience in the investment management industry, spending the majority of her career with Fidelity Investments from 1993 to 2013. Ms. Hammond served as Senior Vice President of Investment Services for Fidelity Management & Research Company from 2005 to 2007 and, most recently, was Managing Director of a private equity group within Fidelity from 2007 until 2013. Ms. Hammond also served as a trustee of real estate investment trusts since 2014, serving as a financial expert on the Audit Committee, Chair of the Special Committee and member of the Nominating & Governance Committee. Since 2015, she has been a trustee of the Rhode Island School of Design and served as Chair of the Finance Committee over the same period. Ms. Hammond is also member of the Rhode Island State Investment Committee.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the MainStay Group of Funds. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the MainStay Group of Funds. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment

Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Perold. Mr. Perold has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Perold has served as the Chairman of the Contracts Committee since January 2018. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He also served as a member of Boston University’s Investment Committee from 2008 to 2019 and was a Trustee of the University until 2019. Since 2019, Mr. Perold has served as a Trustee at Partners in Health. In addition, Mr. Perold has served as the Chief Executive Officer of CapShift Advisors LLC, a SEC-registered investment adviser, since 2018.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has extensive investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.

Board Structure and Leadership

The Board oversees the business and affairs of the Portfolios as well as key service providers to the Portfolios, including the services provided to the Portfolios by the Manager and Subadvisors. The Board holds regularly scheduled meetings on a quarterly basis and other special in person and telephonic meetings on a quarterly and/or an as needed basis. There are seven Trustees, six of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Portfolios, the Manager or the Subadvisors (“Independent Trustees”) in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Portfolios and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Portfolios' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Portfolio fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Portfolios because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Portfolios. In addition, the Committees support and promote the Independent Trustees in their oversight of the Portfolios' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Portfolios and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Portfolios. The Audit Committee also meets regularly with the Portfolios' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Portfolios regularly report to the Board and the Committees on a variety of risk areas relating to the Portfolios, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Portfolios' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Portfolios' operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Portfolios' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Portfolios and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Portfolios' compliance program. In order to maintain a robust risk management and compliance program for the Portfolios, the Board and the Risk and Compliance Oversight Committee also regularly review and consider for approval, as necessary, the Portfolios' compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Portfolios' service providers to the extent that those policies and procedures relate to the operations of the Portfolios. In addition to the meetings with various parties to oversee the risk management of the Portfolios, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board oversees the Portfolios' liquidity risk (defined by the SEC as the risk a Portfolio could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) through, among other things, receiving periodic reporting and presentations by investment and other personnel of New York Life Investments and its affiliates. Additionally, as required by Rule 22e-4 under the 1940 Act, the Portfolios (other than the MainStay VP U.S. Government Money Market Portfolio) have implemented the Liquidity Program reasonably designed to assess and manage the Portfolios' liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of New York Life Investments as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program's Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Portfolios' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Trustees)*

NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Kirk C. Lehneis 1974	President since 2017

Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, Mainstay Funds Trust and The MainStay Funds (since 2017); Senior Managing Director, Global Product Development (From 2015 to 2016); Managing Director, Product Development (From 2010 to 2015), New York Life Investment Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer since 2007

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009), and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp 1969	Vice President and Chief Compliance Officer since 2021, and 2014 to 2020

Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay MacKay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)

NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
J. Kevin Gao 1967	Secretary and Chief Legal Officer since 2010

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) MainStay Funds Trust and The MainStay Funds (since 2010)

Scott T. Harrington 1959	Vice President — Administration since 2005

Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds (since 2005)

*  The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Trust Company, NYLIM Service Company LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board.

**  Includes service as an Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

Committees of the Board

The Board oversees the Portfolios, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Portfolios also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Audit Committee. The primary purposes of the Audit Committee are to oversee the Portfolios' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Karen Hammond and Susan B. Kerley. The Audit Committee held 6 meetings during the fiscal year ended December 31, 2021.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Portfolios are, or are proposed to be, parties and to ensure that the interests of the Portfolios and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Portfolios. The members of the Contracts Committee include Jacques P. Perold (Chairman), David H. Chow, Karen Hammond, Susan B. Kerley, Alan R. Latshaw and Richard S. Trutanic. The Contracts Committee held 5 meetings during the fiscal year ended December 31, 2021.

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Portfolios and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include David H. Chow (Chairman), Karen Hammond, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 4 meetings during the fiscal year ended December 31, 2021.

Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Portfolios and overseeing the management of the Portfolios; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Karen Hammond, Susan B. Kerley, Alan R. Latshaw and Jacques P. Perold. The Nominating and Governance Committee held 8 meetings during the fiscal year ended December 31, 2021.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the "Candidate Policy"), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Portfolios' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Portfolios must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Portfolio shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Portfolios' proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The primary purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Portfolios. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Portfolios, the Manager and Subadvisors, and other service providers to the Portfolios. The Risk and Compliance Oversight Committee also oversees the implementation of the Portfolios' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Portfolios' Manager, Subadvisors and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Portfolios that are required to be reasonably designed to ensure compliance by the Portfolios and their primary service providers with applicable federal securities laws. The Portfolios' CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Portfolios are or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: Karen Hammond (Chair), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 8 meetings during the fiscal year ended December 31, 2021.

Valuation Committee. The primary purposes of the Valuation Committee are to oversee the implementation of the Portfolios' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Bopp (non-voting member), David H. Chow, J. Kevin Gao, Karen Hammond, Dale A. Hanley, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold, Andrew Peters and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended December 31, 2021.

Valuation Subcommittee. The primary purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Portfolios' valuation procedures. Meetings may be held in person, by telephone conference call or via-emails. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Christopher Feind, J. Kevin Gao, Dale A. Hanley, Andrew Peters and Amaury Rzad. The Valuation Subcommittee held [__] meetings during the fiscal year ended December 31, 2021.

Ownership of Securities

As of December 31, 2021, the dollar range of equity securities owned by each Trustee in the Portfolios (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the Fund was as follows:

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Interested Trustee

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Yie-Hsin Hung	None	Over $100,000

Independent Trustees

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	None	Over $100,000
Karen Hammond	None	[__]
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Jacques P. Perold	None	Over $100,000

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Richard S. Trutanic	None	Over $100,000

As of December 31, 2021, each Independent Trustee and his or her immediate family members did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following table reflects the compensation received by certain Trustees for the fiscal year ended December 31, 2021 from the Fund and the Fund Complex. The Fund Complex consists of the Fund, as well as MainStay Funds Trust, The MainStay Funds , MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, which are registrants not discussed in this SAI. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer; a fee for each regularly scheduled Board meeting and associated Committee meetings attended; and fees for attending other in-person Board meetings, attending a regular in-person meeting telephonically, and attending an in-person Board meeting that is not regularly scheduled telephonically. The Chairman of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each Portfolio/fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND		PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND AND THE FUND COMPLEX PAID TO TRUSTEE[1]
David H. Chow	$	[__]	NONE	$	[__]
Karen Hammond[2]		$0			$0
Susan B. Kerley		[__]	NONE		[__]
Alan R. Latshaw		[__]	NONE		[__]
Richard H. Nolan, Jr.[2]		[__]	NONE		[__]
Jacques P. Perold		[__]	NONE		[__]
Richard S. Trutanic		[__]	NONE		[__]

1 Includes compensation paid by The MainStay Funds, MainStay Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund.

2 Richard H. Nolan, Jr. retired as of December 31, 2021. As Ms. Hammond was appointed an Advisory Board Member effective June 16, 2021, she did not receive compensation during the fiscal year ended December 31, 2021.

Codes of Ethics

The Fund, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreement

Pursuant to the Amended and Restated Management Agreement with MainStay VP Funds Trust, dated May 1, 2015, as amended ("Management Agreement"), New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of each Portfolio, administers each Portfolio's business affairs and has investment advisory responsibilities with respect to the Portfolios' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

Prior to May 1, 2008, each Portfolio, then in existence, other than the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Equity Allocation, MainStay VP Floating Rate, MainStay VP Growth Allocation, MainStay VP Moderate Allocation and MainStay VP Wellington Mid Cap Portfolios, received advisory services pursuant to Investment Advisory Agreements and administrative services under a separate Administrative Agreement. Effective May 1, 2008, the fees that were charged by New York Life Investments to these Portfolios under the prior Administrative and Advisory Agreements are now combined into one fee under the Management Agreement. In addition to approving the combination of these services into one Management Agreement, the shareholders of the following Portfolios also approved an increase in the amount of compensation paid to New York Life Investments for advisory and administrative services combined:

MainStay VP Bond, MainStay VP Income Builder, MainStay VP MacKay Convertible, MainStay VP MacKay High Yield Corporate Bond, MainStay VP MacKay International Equity, MainStay VP Wellington Growth, MainStay VP Wellington U.S. Equity and MainStay VP Winslow Large Cap Growth Portfolios.

The current management fees for each Portfolio are disclosed in the Prospectus.

A Portfolio's Management Agreement remains in effect for two years following its initial effective date and continues in effect thereafter for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to a Portfolio for any error of judgment by the Manager or for any loss sustained by a Portfolio except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each Portfolio, and except as indicated in the Prospectus or elsewhere in this SAI, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

• the CCO’s compensation (a portion of which is reimbursed by the Portfolios);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreement or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund, as the case may be.

With respect to certain Portfolios, the Manager has entered into written expense limitation agreements as discussed in the Prospectus.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Portfolio and subject to the conditions of the Order (as described below) and the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). In addition, pursuant to a no-action position issued by the staff of the SEC, the Manager may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise "affiliated persons" (as defined in the 1940 Act) of New York Life Investments ("Affiliated Subadvisors") provided that certain conditions are met (the "Interpretive Relief"). For its services, each Portfolio, except the VP Asset Allocation Portfolios, pays the Manager a monthly fee, which is based on each Portfolio's average net assets. The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Portfolio.

This authority is subject to certain conditions, which include: (i) the Fund will make certain disclosures in the prospectus regarding the existence, substance and effect of the Order; (ii) the Manager will provide general management services to each applicable Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and subject to review and approval of the Board, will (a) set the Portfolio’s overall investment strategies; (b) evaluate, select, and recommend subadvisors to manage all or a portion of the Portfolio’s assets; (c) allocate and, when appropriate, reallocate the Portfolio’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Portfolio’s investment objective, policies and restrictions; (iii) the Fund will provide an information statement to shareholders of a Portfolio containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Portfolio basis; (v) before a Portfolio may rely on the Order, the operation of that Portfolio pursuant to the Order must be approved by a majority of the Portfolio’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Portfolio with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Portfolio and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Portfolio would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the Fund as a whole within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

For more information regarding the Order and Interpretive Relief, including whether a Portfolio may not use some or all of the relief granted by the Order and Interpretive Relief without obtaining shareholder approval, see the Prospectuses under the heading "The Fund and its Management."

Expenses Borne by the Fund

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this SAI, the Fund, on behalf of each Portfolio, is responsible under the Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Portfolio in connection with the management of the investment of the assets of a Portfolio; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Fund's custodian and transfer agent; (4) the charges and expenses of the Fund's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member; (7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining the registrations of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing Prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; (13) costs associated with the pricing of the Portfolios' shares; and (14) the cost of fidelity bond and D&O insurance.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolios. The Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolios.

In addition, each Portfolio reimburses the Manager for a portion of the CCO’s compensation.

Subadvisory Agreements

As noted above, the Manager has delegated day-to-day advisory responsibilities for certain Portfolios to the Subadvisors. Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the oversight of the Board and supervision by the Manager in conformity with the stated investment objective or objectives, policies and restrictions of each such Portfolio, Subadvisors provide continuous supervision of the investment program for the Portfolios and determine the composition of the assets of the Portfolios, including determination of the purchase, retention or sale of the securities, cash and other investments contained in each Portfolio. The Subadvisors perform other portfolio management duties pursuant to the applicable Subadvisory Agreement.

As compensation for services, the Manager, not the Portfolios, pays each Portfolio's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Portfolio's average daily net assets (or the average daily net assets allocated to a particular underlying strategy, if applicable) during the preceding month at the annual rates set forth in the chart below.

PORTFOLIO NAME	ANNUAL RATE
MainStay VP American Century Sustainable Equity Portfolio	0.22% on all assets
MainStay VP Balanced Portfolio

For NYL Investors: 0.325% on assets up to $1 billion;
0.3125% on assets from $1 billion to $2 billion; and
0.30% on assets over $2 billion
For Wellington: 0.275% on assets up to $1 billion;
0.265% on assets from $1 billion to $3 billion; and
0.255% on assets over $3 billion

MainStay VP Bond Portfolio	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; 0.225% on assets from $1 billion to $3 billion; and 0.220% on assets over $3 billion
MainStay VP Candriam Emerging Markets Equity Portfolio	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay VP CBRE Global Infrastructure Portfolio	0.425% on all assets
MainStay VP Epoch U.S. Equity Yield Portfolio	0.350% on assets up to $500 million; 0.340% on assets from $500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion
MainStay VP Fidelity Institutional AM® Utilities Portfolio	0.270% on assets up to $500 million; 0.240% on assets from $500 million to $1 billion; and 0.210% on assets over $1 billion

PORTFOLIO NAME	ANNUAL RATE
MainStay VP Floating Rate Portfolio	0.300% on assets up to $1 billion; 0.2875% on assets from $1 billion to $3 billion; and 0.2825% on assets over $3 billion
MainStay VP Income Builder Portfolio

For MacKay Shields: 0.285% on allocated assets up to $1 billion; and 0.275% on allocated assets over $1 billion.
For Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch.

MainStay VP Indexed Bond Portfolio	0.125% on assets up to $1 billion; and 0.100% on assets over $1 billion
MainStay VP IQ Hedge Multi-Strategy Portfolio	0.375%
MainStay VP Janus Henderson Balanced Portfolio	0.270% on assets up to $250 million; and 0.250% on assets over $250 million
MainStay VP MacKay Convertible Portfolio	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $2 billion; and 0.245% on assets over $2 billion
MainStay VP MacKay Government Portfolio	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay VP MacKay High Yield Corporate Bond Portfolio	0.285% on assets up to $1 billion; 0.275% on assets from $1 billion to $5 billion; and 0.2625% on assets over $5 billion
MainStay VP MacKay International Equity Portfolio	0.445% on assets up to $500 million; and 0.425% on assets over $500 million
MainStay VP MacKay S&P 500 Index Portfolio	0.080% on assets up to $2.5 billion; and 0.075% on assets over $2.5 billion
MainStay VP MacKay Strategic Bond Portfolio	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
MainStay VP Natural Resources Portfolio	0.400% on assets up to $150 million; 0.350% on assets from $150 million to $300 million; and 0.300% on assets over $300 million
MainStay VP PIMCO Real Return Portfolio	0.250%
MainStay VP Small Cap Growth Portfolio	For Brown Advisory: 0.45% on assets up to $100 million; and 0.40% on assets over $100 million For SBH: 0.45% on assets up to $100 million; and 0.35% on assets over $100 million
MainStay VP U.S. Government Money Market Portfolio	0.20% on assets up to $500 million; 0.175% on assets from $500 million to $1 billion; and 0.15% on assets over $1 billion
MainStay VP Wellington Growth Portfolio	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion
MainStay VP Wellington Mid Cap Portfolio	0.380% on assets up to $1 billion; 0.355% on assets from $1 billion to $2 billion; and 0.3425% on assets over $2 billion
MainStay VP Wellington Small Cap Portfolio	0.390% on assets up to $1 billion; 0.3775% on assets from $1 billion to $2 billion; and 0.365% on assets over $2 billion
MainStay VP Wellington U.S. Equity Portfolio	0.24% on assets up to $500 million; 0.2275% on assets from $500 million to $1 billion; and 0.215% on assets over $1 billion
MainStay VP Winslow Large Cap Growth Portfolio

0.400% on assets up to $100 million;
0.350% on assets from $100 million to $350 million;
0.300% on assets from $350 million to $600 million;
0.250% on assets from $600 million to $1 billion;
0.200% on assets from $1 billion to $2.5 billion;
0.240% on assets from $2.5 billion to $5 billion; and
0.250% on assets over $5 billion
Based on the average daily net assets of all Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay Winslow Large Cap Growth Fund, a series of The MainStay Funds.

To the extent the management fee has a breakpoint or contractual waiver above $11 billion, Winslow shall bear a portion of the reduction of the management fee or waive its fee in proportion to the percentage of the total subadvisory fees that Winslow earns.

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain Subadvisors, with respect to certain Portfolios, have voluntarily agreed to waive or reimburse their fees proportionately.

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Portfolio for any error of judgment by a Subadvisor or for any loss sustained by a Portfolio except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

Epoch and New York Life Investments have entered into an agreement pursuant to which Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board that Epoch continue to serve as subadvisor for the MainStay Epoch Funds and certain other MainStay Funds subadvised by Epoch for the five years following the closing of the transaction contemplated by such agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; and (iv) Epoch and New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products.

New York Life Investments and CBRE Clarion have entered into an agreement pursuant to which CBRE Clarion and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board that CBRE Clarion continue to serve as subadvisor for certain MainStay Funds subadvised by CBRE Clarion for the three years following the initial term of the subadvisory agreement with New York Life Investments, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; (ii) CBRE Clarion agrees not to provide advisory or subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new CBRE Clarion products; and (iv) CBRE Clarion and New York Life Investments enter into a distribution relationship with respect to certain CBRE Clarion products.

New York Life Investments and Wellington have entered into an agreement pursuant to which Wellington and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things (i) New York Life Investments agrees to recommend to the Board that Wellington continue to serve as subadvisor for certain MainStay Funds subadvised by Wellington for the five years following the initial term of the subadvisory agreement with New York Life Investments, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; and (ii) Wellington agrees not to provide advisory or subadvisory services to certain competing funds pursuant to the terms of the agreement.

For the years ended December 31, 2021, December 31, 2020 and December 31, 2019, the amount of management fees paid by the Portfolios (except for the MainStay VP Asset Allocation Portfolios, which pay no management fees) to the Manager and its affiliates, the amount of any

Management fees waived and/or reimbursed by New York Life Investments, and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following tables.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

YEAR ENDED 12/31/2021
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP American Century Sustainable Equity Portfolio[1]	$ [__]	$ [__]	$ [__]	$ [__]
MainStay VP Balanced Portfolio	[__]	[__]	MacKay Shields – [__]	[__]
			NYL Investors – [__]	[__]
MainStay VP Bond Portfolio	[__]	[__]	[__]	[__]
MainStay VP Candriam Emerging Markets Equity Portfolio[2]	[__]	[__]	Candriam Belgium – [__]	[__]
			MacKay Shields – [__]	[__]
MainStay VP CBRE Global Infrastructure Portfolio[2]	[__]	[__]	[__]	[__]
MainStay VP Epoch U.S. Equity Yield Portfolio	[__]	[__]	[__]	[__]
MainStay VP Fidelity Institutional AM® Utilities Portfolio	[__]	[__]	[__]	[__]
MainStay VP Floating Rate Portfolio	[__]	[__]	[__]	[__]
MainStay VP Income Builder Portfolio	[__]	[__]	Epoch – [__]	[__]
			MacKay Shields – [__]	[__]
MainStay VP Indexed Bond Portfolio	[__]	[__]	[__]	[__]
MainStay VP IQ Hedge Multi-Strategy Portfolio	[__]	[__]	[__]	[__]
MainStay VP Janus Henderson Balanced Portfolio	[__]	[__]	[__]	[__]
MainStay VP MacKay Convertible Portfolio	[__]	[__]	[__]	[__]
MainStay VP MacKay Government Portfolio	[__]	[__]	[__]	[__]
MainStay VP MacKay High Yield Corporate Bond Portfolio	[__]	[__]	[__]	[__]
MainStay VP MacKay International Equity Portfolio	[__]	[__]	[__]	[__]
MainStay VP MacKay S&P 500 Index Portfolio	[__]	[__]	[__]	[__]
MainStay VP MacKay Strategic Bond Portfolio	[__]	[__]	[__]	[__]
MainStay VP Natural Resources Portfolio	[__]	[__]	[__]	[__]
MainStay VP PIMCO Real Return Portfolio	[__]	[__]	[__]	[__]
MainStay VP Small Cap Growth Portfolio	[__]	[__]	Brown Advisory – [__]	[__]
			SBH – [__]	[__]
MainStay VP U.S. Government Money Market Portfolio	[__]	[__]	[__]	[__]
MainStay VP Wellington Growth Portfolio[3]	[__]	[__]	MacKay – [__]	[__]
			Wellington – [__]	[__]
MainStay VP Wellington Mid Cap Portfolio[4]	[__]	[__]	MacKay – [__]	[__]
			Wellington – [__]	[__]
MainStay VP Wellington Small Cap Portfolio[5]	[__]	[__]	MacKay – [__]	[__]
			Wellington – [__]	[__]
MainStay VP Wellington U.S. Equity Portfolio[6]	[__]	[__]	MacKay – [__]	[__]
			Wellington – [__]	[__]
MainStay VP Winslow Large Cap Growth Portfolio	[__]	[__]	[__]	[__]

1 Effective May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio changed its name to MainStay VP American Century Sustainable Equity Portfolio. T. Rowe Price Associates, Inc. acted as the subadvisor to this Portfolio prior to that date.

2 Effective May 1, 2021, the MainStay VP Emerging Markets Equity Portfolio changed its name to MainStay VP Candriam Emerging Markets Equity Portfolio. MacKay Shields acted as a co-subadvisor to this Portfolio prior to that date.

3 Effective May 1, 2021, the MainStay VP MacKay Growth Portfolio changed its name to MainStay VP Wellington Growth Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

4 Effective May 1, 2021, the MainStay VP MacKay Mid Cap Core Portfolio changed its name to MainStay VP Wellington Mid Cap Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

5 Effective May 1, 2021, the MainStay VP MacKay Small Cap Core Portfolio changed its name to MainStay VP Wellington Small Cap Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

6 Effective May 1, 2021, the MainStay VP MacKay Common Stock Portfolio changed its name to MainStay VP Wellington U.S. Equity Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

	YEAR ENDED 12/31/2020
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP American Century Sustainable Equity Portfolio[1]	$ 4,151,428	$ 0	$ 1,706,645	$ 0
MainStay VP Balanced Portfolio	2,411,343	0	MacKay Shields –633,725	0
			NYL Investors –511,228	0
MainStay VP Bond Portfolio	4,147,974	0	2,073,987	0
MainStay VP Candriam Emerging Markets Equity Portfolio[2]	3,402,056	0	Candriam Belgium–950,832	0
			MacKay Shields –750,196	0
MainStay VP CBRE Global Infrastructure Portfolio[3]	193,106	92,151	CBRE –76,872	46,075
			Cushing –19,681	0
MainStay VP Epoch U.S. Equity Yield Portfolio	6,237,094	408,587	3,118,547	204,294
MainStay VP Fidelity Institutional AM® Utilities Portfolio	6,781,698	0	2,679,514	0
MainStay VP Floating Rate Portfolio	4,038,346	0	2,019,173	0
MainStay VP Income Builder Portfolio	3,516,144	0	Epoch –707,087	0
			MacKay Shields –1,050,985	0
MainStay VP Indexed Bond Portfolio	1,895,945	11,441	947,973	5,720
MainStay VP IQ Hedge Multi-Strategy Portfolio	2,789,962	1,131,670	1,394,981	565,835
MainStay VP Janus Henderson Balanced Portfolio	7,191,476	0	3,355,465	0
MainStay VP MacKay Convertible Portfolio	5,586,964	0	2,793,482	0
MainStay VP MacKay Government Portfolio	1,656,943	0	828,472	0
MainStay VP MacKay High Yield Corporate Bond Portfolio	16,205,743	0	8,102,872	0
MainStay VP MacKay International Equity Portfolio	4,344,566	0	2,172,283	0
MainStay VP MacKay S&P 500 Index Portfolio	4,285,558	1,826,020	2,142,779	913,010
MainStay VP MacKay Strategic Bond Portfolio[4]	5,547,306	0	2,773,653	0
MainStay VP Natural Resources Portfolio[5]	1,649,156	0	805,639	0
MainStay VP PIMCO Real Return Portfolio	2,145,434	215,101	1,072,717	0
MainStay VP Small Cap Growth Portfolio[6]	3,912,874	9,950	Brown Advisory –692,205	0
			Eagle –605,574	0
			SBH –664,875	0
MainStay VP U.S. Government Money Market Portfolio	2,610,699	1,763,351	1,305,349	355,251
MainStay VP Wellington Growth Portfolio[7]	4,548,129	0	2,274,064	0
MainStay VP Wellington Mid Cap Portfolio[8]	6,949,310	206,391	3,474,655	103,195
MainStay VP Wellington Small Cap Portfolio[9]	3,469,922	478,562	1,734,961	239,281
MainStay VP Wellington U.S. Equity Portfolio[10]	3,865,745	0	1,932,872	0
MainStay VP Winslow Large Cap Growth Portfolio	9,920,373	30,998	3,762,981	63,279

1 Effective May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio changed its name to MainStay VP American Century Sustainable Equity Portfolio. T. Rowe Price Associates, Inc. acted as the subadvisor to this Portfolio prior to that date

2 Effective May 1, 2021, the MainStay VP Emerging Markets Equity Portfolio changed its name to MainStay VP Candriam Emerging Markets Equity Portfolio. MacKay Shields acted as a co-subadvisor to this Portfolio prior to that date.

3 Effective February 28, 2020, the MainStay VP Cushing Renaissance Advantage Portfolio changed its name to MainStay VP CBRE Global Infrastructure Portfolio. Cushing® Asset Management, LP acted as the subadvisor to this Portfolio prior to that date.

4 Effective May 1, 2021, the MainStay VP MacKay Unconstrained Bond Portfolio changed its name to MainStay VP MacKay Strategic Bond Portfolio.

5 Effective May 1, 2021, the MainStay VP Mellon Natural Resources Portfolio changed its name to MainStay VP Natural Resources Portfolio.

6 Effective May 1, 2020, the MainStay VP Eagle Small Cap Growth Portfolio changed its name to MainStay VP Small Cap Growth Portfolio. Eagle Asset Management, Inc. acted as the subadvisor to this Portfolio prior to that date.

7 Effective May 1, 2021, the MainStay VP MacKay Growth Portfolio changed its name to MainStay VP Wellington Growth Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

8 Effective May 1, 2021, the MainStay VP MacKay Mid Cap Core Portfolio changed its name to MainStay VP Wellington Mid Cap Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

9 Effective May 1, 2021, the MainStay VP MacKay Small Cap Core Portfolio changed its name to MainStay VP Wellington Small Cap Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

10 Effective May 1, 2021, the MainStay VP MacKay Common Stock Portfolio changed its name to MainStay VP Wellington U.S. Equity Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

	YEAR ENDED 12/31/2019
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP American Century Sustainable Equity Portfolio[1]	$ 5,152,148	$ 0	$ 2,099,951	$ 0
MainStay VP Balanced Portfolio	2,737,491	0	MacKay Shields – 782,918	0
			NYL Investors – 527,464	0
MainStay VP Bond Portfolio	3,442,755	0	1,721,378	0
MainStay VP Candriam Emerging Markets Equity Portfolio[2]	4,595,888	0	Candriam Belgium –1,218,188	0
			MacKay Shields – 1,079,539	0
MainStay VP CBRE Global Infrastructure Portfolio[3]	719,181	0	359,591	0
MainStay VP Epoch U.S. Equity Yield Portfolio	6,974,898	407,042	3,487,449	203,521
MainStay VP Fidelity Institutional AM® Utilities Portfolio	7,639,302	0	2,978,650	0
MainStay VP Floating Rate Portfolio	5,042,444	0	2,519,834	0
MainStay VP Income Builder Portfolio	3,317,648	0	Epoch –720,990	0
			MacKay Shields – 937,834	0
MainStay VP Indexed Bond Portfolio	1,111,475	0	555,738	0
MainStay VP IQ Hedge Multi-Strategy Portfolio	3,003,914	2,019,855	1,501,957	1,037,407
MainStay VP Janus Henderson Balanced Portfolio	6,741,254	0	3,141,073	0
MainStay VP MacKay Convertible Portfolio	5,136,723	0	2,568,361	0
MainStay VP MacKay Government Portfolio	1,148,550	0	574,275	0
MainStay VP MacKay High Yield Corporate Bond Portfolio	16,273,383	0	8,136,691	0
MainStay VP MacKay International Equity Portfolio	4,116,781	0	2,058,390	0
MainStay VP MacKay S&P 500 Index Portfolio	3,555,276	582,802	1,777,638	291,401
MainStay VP MacKay Strategic Bond Portfolio	6,195,279	0	3,097,639	0
MainStay VP Natural Resources Portfolio	1,983,518	0	953,774	0
MainStay VP PIMCO Real Return Portfolio	1,800,186	229,070	900,093	0
MainStay VP Small Cap Growth Portfolio[4]	3,243,033	0	1,651,498	0
MainStay VP U.S. Government Money Market Portfolio	1,738,251	0	869,125	0
MainStay VP Wellington Growth Portfolio[5]	4,444,223	0	2,222,110	0
MainStay VP Wellington Mid Cap Portfolio[6]	7,602,098	213,008	3,801,049	106,504
MainStay VP Wellington Small Cap Portfolio[7]	3,875,513	212,360	1,937,756	106,180
MainStay VP Wellington U.S. Equity Portfolio[8]	4,162,107	0	2,081,053	0
MainStay VP Winslow Large Cap Growth Portfolio	8,116,399	29,054	3,244,369	57,196

1 Effective May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio changed its name to MainStay VP American Century Sustainable Equity Portfolio. T. Rowe Price Associates, Inc. acted as the subadvisor to this Portfolio prior to that date.

2 Effective May 1, 2021, the MainStay VP Emerging Markets Equity Portfolio changed its name to MainStay VP Candriam Emerging Markets Equity Portfolio. MacKay Shields acted as a co-subadvisor to this Portfolio prior to that date.

3 Effective February 28, 2020, the MainStay VP Cushing Renaissance Advantage Portfolio changed its name to MainStay VP CBRE Global Infrastructure Portfolio. Cushing® Asset Management, LP acted as the subadvisor to this Portfolio prior to that date.

4 Effective May 1, 2020, the MainStay VP Eagle Small Cap Growth Portfolio changed its name to MainStay VP Small Cap Growth Portfolio. Eagle Asset Management, Inc. acted as the subadvisor to this Portfolio prior to that date.

5 Effective May 1, 2021, the MainStay VP MacKay Growth Portfolio changed its name to MainStay VP Wellington Growth Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

6 Effective May 1, 2021, the MainStay VP MacKay Mid Cap Core Portfolio changed its name to MainStay VP Wellington Mid Cap Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

7 Effective May 1, 2021, the MainStay VP MacKay Small Cap Core Portfolio changed its name to MainStay VP Wellington Small Cap Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

8 Effective May 1, 2021, the MainStay VP MacKay Common Stock Portfolio changed its name to MainStay VP Wellington U.S. Equity Portfolio. MacKay Shields acted as the subadvisor to this Portfolio prior to that date.

Administrative Services

In addition to the administrative services described in the Prospectus, pursuant to the Management Agreement the Manager monitors the Portfolios’ investment performance, compliance and risk management environment and otherwise supports the Fund’s governance structure and functions as well as general Portfolio operations.

The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

1. the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Subadvisors; and

2. all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

Pursuant to an agreement with New York Life Investments, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan"), provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. JPMorgan has sub-custodial arrangements for holding such Portfolios' foreign assets. For providing these services, JPMorgan is compensated by New York Life Investments.

The Distributor

NYLIFE Distributors LLC, an affiliate of New York Life Investments is a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor (the "Distributor") of the Fund for the Service Class shares and Service 2 Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated April 29, 2011, as amended. The Distributor is not obligated to sell any specific amount of the Service Class shares or Service 2 Class shares, and receives no compensation from the Fund or the Portfolios under the Distribution and Service Agreement.

The Distribution and Service Agreement is subject to annual approval by the Board. The Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the Independent Trustees upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Fund. The Distribution and Service Agreement will terminate in the event of its assignment.

The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares and Service 2 Class shares of the Portfolios was initially approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on April 5, 2011, as amended.

Distribution and Service Plan

For each of the Portfolios offering Service Class and Service 2 Class shares, the Fund has adopted a Distribution and Service Plan for the Service Class and Service 2 Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class and Service 2 Class shares pay a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class and Service 2 Class shares as compensation for distribution activities and shareholder services with respect to Service Class and Service 2 Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker/dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class or Service 2 Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, including incentive compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class or Service 2 Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class or Service 2 Class shares and their transactions with the Service Class or Service 2 Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class and Service 2 Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class and Service 2 Class shares of the cost of preparing, printing and distributing Service Class and Service 2 Class Prospectuses and SAIs to prospective Policy Owners and of implementing and operating the Plan.

Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class or Service 2 Class shares and may cost a Service Class or Service 2 Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. If the 12b-1 Plan for Service Class or Service 2 Class shares of a Portfolio is terminated, the Service Class or Service 2 Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Service Class and Service 2 Class shares of the Portfolio (meaning those securities presently entitling the owner or holder thereof to vote for the election of directors, as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class or Service 2 Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Service Class or Service 2 Class of a Portfolio (meaning those securities presently entitling the owner or holder thereof to vote for the election of directors, as defined in the 1940 Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund, the Service Class or Service 2 Class shares of each Portfolio, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

For the years ended December 31, 2021, December 31, 2020 and December 31, 2019, respectively, the Portfolios paid distribution and service fees pursuant to the 12b-1 Plan as indicated in the following tables.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

	FOR THE YEAR ENDED 12/31/21	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
MainStay VP American Century Sustainable Equity Portfolio	$ [__]	$ 535,144	$ 666,106
MainStay VP Balanced Portfolio	[__]	817,898	933,697
MainStay VP Bond Portfolio	[__]	1,211,204	930,096
MainStay VP Candriam Emerging Markets Equity Portfolio	[__]	274,177	324,093
MainStay VP CBRE Global Infrastructure Portfolio	[__]	47,047	60,685
MainStay VP Conservative Allocation Portfolio	[__]	1,678,341	1,808,856
MainStay VP Epoch U.S. Equity Yield Portfolio	[__]	1,001,054	1,137,846
MainStay VP Equity Allocation Portfolio	[__]	2,377,706	2,521,062
MainStay VP Fidelity Institutional AM® Utilities Portfolio	[__]	2,408,785	2,781,813
MainStay VP Floating Rate Portfolio	[__]	1,274,155	1,504,854
MainStay VP Growth Allocation Portfolio	[__]	4,127,088	4,764,321
MainStay VP Income Builder Portfolio	[__]	1,085,921	987,326
MainStay VP Indexed Bond Portfolio	[__]	373,245	190,868
MainStay VP IQ Hedge Multi-Strategy Portfolio	[__]	903,029	976,291
MainStay VP Janus Henderson Balanced Portfolio	[__]	2,332,546	2,109,922
MainStay VP MacKay Convertible Portfolio	[__]	1,998,695	1,741,400
MainStay VP MacKay Government Portfolio	[__]	658,112	443,952
MainStay VP MacKay High Yield Corporate Bond Portfolio	[__]	6,171,020	6,117,232
MainStay VP MacKay International Equity Portfolio	[__]	709,591	709,615
MainStay VP MacKay S&P 500 Index Portfolio	[__]	3,454,563	2,872,923
MainStay VP MacKay Strategic Bond Portfolio	[__]	2,338,090	2,499,822
MainStay VP Moderate Allocation Portfolio	[__]	2,530,747	2,809,664
MainStay VP PIMCO Real Return Portfolio	[__]	949,341	785,989
MainStay VP Small Cap Growth Portfolio	[__]	304,502	292,924
MainStay VP Wellington Growth Portfolio	[__]	132,434	138,836
MainStay VP Wellington Mid Cap Portfolio	[__]	1,218,757	1,177,300
MainStay VP Wellington Small Cap Portfolio	[__]	667,080	652,907
MainStay VP Wellington U.S. Equity Portfolio	[__]	621,859	649,254
MainStay VP Winslow Large Cap Growth Portfolio	[__]	2,269,838	1,850,667

Service Class Expense Categories For The Year Ended December 31, 2021

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP American Century Sustainable Equity Portfolio	$ [__]	$ [__]	$ [__]	$ [__]	$ [__]	$ [__]	$ [__]
MainStay VP Balanced Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Bond Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Candriam Emerging Markets Equity Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP CBRE Global Infrastructure Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Conservative Allocation Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Epoch U.S. Equity Yield Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Equity Allocation Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Fidelity Institutional AM® Utilities Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Floating Rate Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Growth Allocation Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Income Builder Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Indexed Bond Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP IQ Hedge Multi-Strategy Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Janus Henderson Balanced Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP MacKay Convertible Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP MacKay Government Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP MacKay High Yield Corporate Bond Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP MacKay International Equity Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP MacKay S&P 500 Index Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP MacKay Strategic Bond Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Moderate Allocation Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP PIMCO Real Return Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Small Cap Growth Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Wellington Growth Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Wellington Mid Cap Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Wellington Small Cap Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Wellington U.S. Equity Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay VP Winslow Large Cap Growth Portfolio	[__]	[__]	[__]	[__]	[__]	[__]	[__]

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

Service 2 Class Expense Categories For The Year Ended December 31, 2021

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP MacKay Convertible Portfolio	$ [__]	$ [__]	$ [__]	$ [__]	$ [__]	$ [__]	$ [__]

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

Service Class Expense Categories For The Year Ended December 31, 2020

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP American Century Sustainable Equity Portfolio	$ 80,614	$ 3,432	$ 189,496	$ 390,241	$ 31,682	$ 82,561	$ 778,026
MainStay VP Balanced Portfolio	123,208	5,246	289,620	596,433	48,421	126,184	1,189,112
MainStay VP Bond Portfolio	182,456	7,768	428,891	883,241	71,706	186,863	1,760,925
MainStay VP Candriam Emerging Markets Equity Portfolio	41,302	1,759	97,087	199,937	16,232	42,300	398,616
MainStay VP CBRE Global Infrastructure Portfolio	7,087	302	16,659	34,308	2,785	7,258	68,399
MainStay VP Conservative Allocation Portfolio	252,825	10,764	594,305	1,223,890	99,361	258,933	2,440,078
MainStay VP Epoch U.S. Equity Yield Portfolio	150,799	6,421	354,476	729,995	59,264	154,442	1,455,396
MainStay VP Equity Allocation Portfolio	358,178	15,250	841,952	1,733,885	140,765	366,830	3,456,860
MainStay VP Fidelity Institutional AM® Utilities Portfolio	362,859	15,449	852,958	1,756,548	142,605	371,625	3,502,044
MainStay VP Floating Rate Portfolio	191,939	8,172	451,182	929,146	75,432	196,575	1,852,447
MainStay VP Growth Allocation Portfolio	621,705	26,470	1,461,414	3,009,580	244,331	636,723	6,000,223
MainStay VP Income Builder Portfolio	163,583	6,965	384,528	791,882	64,289	167,535	1,578,781
MainStay VP Indexed Bond Portfolio	56,226	2,394	132,167	272,180	22,097	57,584	542,647
MainStay VP IQ Hedge Multi-Strategy Portfolio	136,032	5,792	319,765	658,512	53,461	139,318	1,312,880
MainStay VP Janus Henderson Balanced Portfolio	351,375	14,960	825,961	1,700,953	138,091	359,863	3,391,204
MainStay VP MacKay Convertible Portfolio	297,498	12,666	699,315	1,440,143	116,917	304,684	2,871,223
MainStay VP MacKay Government Portfolio	99,138	4,221	233,039	479,913	38,961	101,533	956,805
MainStay VP MacKay High Yield Corporate Bond Portfolio	929,603	39,579	2,185,176	4,500,068	365,336	952,059	8,971,820
MainStay VP MacKay International Equity Portfolio	106,893	4,551	251,268	517,452	42,009	109,475	1,031,648
MainStay VP MacKay S&P 500 Index Portfolio	520,396	22,157	1,223,271	2,519,157	204,517	532,966	5,022,463
MainStay VP MacKay Strategic Bond Portfolio	352,210	14,996	827,924	1,704,996	138,419	360,718	3,399,264
MainStay VP Moderate Allocation Portfolio	381,232	16,232	896,145	1,845,487	149,825	390,441	3,679,361
MainStay VP PIMCO Real Return Portfolio	143,009	6,089	336,164	692,284	56,203	146,463	1,380,213
MainStay VP Small Cap Growth Portfolio	45,870	1,953	107,825	222,051	18,027	46,978	442,705
MainStay VP Wellington Growth Portfolio	19,950	849	46,895	96,574	7,840	20,432	192,540
MainStay VP Wellington Mid Cap Portfolio	183,594	7,817	431,565	888,749	72,153	188,029	1,771,907
MainStay VP Wellington Small Cap Portfolio	100,489	4,278	236,215	486,452	39,492	102,916	969,843
MainStay VP Wellington U.S. Equity Portfolio	93,677	3,988	220,202	453,476	36,815	95,940	904,098
MainStay VP Winslow Large Cap Growth Portfolio	341,929	14,558	803,756	1,655,225	134,379	350,188	3,300,035

2 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

Service 2 Class Expense Categories For The Year Ended December 31, 2020

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP MacKay Convertible Portfolio	$ 260	$ 195	$ 16,282	$ 0	$ 16,993	$ 4,211	$ 37,941

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

Service Class Expense Categories For The Year Ended December 31, 2019

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP American Century Sustainable Equity Portfolio	$ 118,180	$ 3,970	$ 201,181	$ 468,992	$ 28,416	$ 132,333	$ 953,072
MainStay VP Balanced Portfolio	165,655	5,565	282,001	657,398	39,831	185,494	1,335,945
MainStay VP Bond Portfolio	165,017	5,544	280,913	654,862	39,678	184,779	1,330,792
MainStay VP Candriam Emerging Markets Equity Portfolio	57,500	1,932	97,885	228,188	13,826	64,386	463,716
MainStay VP CBRE Global Infrastructure Portfolio	10,767	362	18,328	42,727	2,589	12,056	86,828
MainStay VP Conservative Allocation Portfolio	320,925	10,781	546,321	1,273,579	77,165	359,359	2,588,132
MainStay VP Epoch U.S. Equity Yield Portfolio	201,875	6,782	343,659	801,135	48,540	226,052	1,628,044
MainStay VP Equity Allocation Portfolio	447,284	15,026	761,426	1,775,030	107,548	500,851	3,607,165
MainStay VP Fidelity Institutional AM® Utilities Portfolio	493,546	16,580	840,180	1,958,620	118,672	552,653	3,980,251
MainStay VP Floating Rate Portfolio	266,990	8,969	454,505	1,059,538	64,197	298,964	2,153,162
MainStay VP Growth Allocation Portfolio	845,281	28,397	1,438,949	3,354,464	203,245	946,511	6,816,847
MainStay VP Income Builder Portfolio	175,170	5,885	298,198	695,157	42,119	196,149	1,412,678
MainStay VP Indexed Bond Portfolio	33,864	1,138	57,647	134,386	8,142	37,919	273,096
MainStay VP IQ Hedge Multi-Strategy Portfolio	173,213	5,819	294,865	687,387	41,648	193,956	1,396,889
MainStay VP Janus Henderson Balanced Portfolio	374,340	12,576	637,251	1,485,555	90,009	419,171	3,018,901
MainStay VP MacKay Convertible Portfolio	305,752	10,272	520,492	1,213,366	73,517	342,369	2,465,767
MainStay VP MacKay Government Portfolio	78,765	2,646	134,085	312,578	18,939	88,198	635,211
MainStay VP MacKay High Yield Corporate Bond Portfolio	1,085,313	36,460	1,847,563	4,307,022	260,960	1,215,289	8,752,607
MainStay VP MacKay International Equity Portfolio	125,899	4,229	214,322	499,626	30,272	140,977	1,015,326
MainStay VP MacKay S&P 500 Index Portfolio	509,711	17,123	867,698	2,022,769	122,558	570,754	4,110,613
MainStay VP MacKay Strategic Bond Portfolio	443,516	14,900	755,011	1,760,075	106,642	496,631	3,576,775
MainStay VP Moderate Allocation Portfolio	498,487	16,746	848,591	1,978,229	119,860	558,186	4,020,100
MainStay VP PIMCO Real Return Portfolio	139,449	4,685	237,389	553,400	33,530	156,150	1,124,603
MainStay VP Small Cap Growth Portfolio	51,970	1,746	88,471	206,242	12,496	58,194	419,119
MainStay VP Wellington Growth Portfolio	24,552	825	41,796	97,435	5,904	27,493	198,004
MainStay VP Wellington Mid Cap Portfolio	208,875	7,017	355,575	828,914	50,223	233,890	1,684,495
MainStay VP Wellington Small Cap Portfolio	142,903	4,800	243,268	567,104	34,361	160,017	1,152,452
MainStay VP Wellington U.S. Equity Portfolio	115,190	3,870	196,092	457,127	27,697	128,985	928,960
MainStay VP Winslow Large Cap Growth Portfolio	328,343	11,030	558,950	1,303,018	78,949	367,666	2,647,956

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

Service 2 Class Expense Categories For The Year Ended December 31, 2019

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP MacKay Convertible Portfolio	$ 322	$ 187	$ 12,129	$ 0	$ 12,938	$ 3,211	$ 28,817

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

Shareholder Services Plan; Service Fees

The Board has adopted a shareholder services plan with respect to the Service 2 Class shares of the Portfolios (“Services Plan”). Only MainStay VP MacKay Convertible Portfolio currently offers Service 2 Class shares. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares. The Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees. The Services Plan provides that it may not be amended to materially increase the costs that holders of Service 2 Class shares of a Portfolio may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast at a meeting called for the purpose of voting on such amendments. The Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made. Services provided under the Services Plan include maintaining separate records for each contract owner, disbursing or crediting to shareholders all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios, preparing and transmitting to shareholders periodic statements, as required by law, supporting and responding to service inquiries from shareholders, and maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for shareholders.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

For the fiscal year ended December 31, 2021, the MainStay VP MacKay Convertible Portfolio paid $[__] under the Services Plan.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Portfolios that proxies received by the Portfolios are voted in the best interests of the Portfolios' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Portfolios that delegate all responsibility for voting proxies received relating to the Portfolios' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Portfolios are voted in the best interests of the Portfolios and their shareholders. Where a Portfolio has retained the services of a Subadvisor to provide day-to-day portfolio management for the Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Portfolios' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Portfolios may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board. In voting proxies, the Manager and Subadvisors may take into account long-term economic value in evaluating issues relating to items such as corporate governance, including structures and practices, accountability and transparency, the nature of long-term business plans, including sustainability polices and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other non-financial measures of corporate performance.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Portfolios' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Portfolios' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Portfolio shareholders, under its usual policy; or (3) forward the proxies to the Portfolios' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Portfolio, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Portfolio, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Portfolio relies on Section 12(d)(1)(F) of the 1940 Act, the Portfolio will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Portfolios also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. The Manager has selected ISS to assist it in researching and voting proxies. ISS provides research and analytical services, operational implementation and recordkeeping, and reporting services to research each proxy and provide a recommendation to the Manager as to how to vote on each issue.

The Manager has adopted ISS’s Sustainability proxy voting guidelines with respect to recurring issues (“Guidelines”). These Guidelines are reviewed at least annually by the Manager’s Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Manager’s general approach to voting decisions on certain issues. Nevertheless, the Manager’s portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

The Portfolios' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts. In addition, the Manager may choose not to vote a proxy if for example, the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay VP Asset Allocation Portfolios and a portion of the MainStay VP Balanced Portfolio.

The Guidelines have been developed by ISS and are consistent with the objectives of sustainability minded investors and fiduciaries. On matters of ESG import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Roadmap for Sustainability, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay VP American Century Sustainable Equity Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, American Century. A summary of American Century’s proxy voting policies and procedures is provided below.

American Century Investment Management, Inc. (“American Century”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, American Century has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by American Century. In the exercise of proxy voting authority which has been delegated to it by particular clients, American Century will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by American Century in writing.

A. General Principles

In providing the service of voting client proxies, American Century is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, American Century will vote all proxies with respect to investments held in the client accounts it manages. American Century will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances American Century will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by American Century may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by American Century include, but are not limited to, proxy contests and proposed mergers. In short, American Century will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B. Specific Proxy Matters

1. Routine Matters

a. Election of Directors

(1) Generally. American Century will generally support the election of directors that result in a board made up of a majority of independent directors. In general, American Century will vote in favor of management's director nominees if they are running unopposed. American Century believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. American Century of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information American Century may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, American Century will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2) Committee Service. American Century will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3) Classification of Boards. American Century will support proposals that seek to declassify boards. Conversely, American Century will oppose efforts to adopt classified board structures.

(4) Majority Independent Board. American Century will support proposals calling for a majority of independent directors on a board. American Century believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5) Majority Vote Standard for Director Elections. American Century will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. American Century may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6) Withholding Campaigns. American Century will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b. Ratification of Selection of Auditors

American Century will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. American Century will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2. Compensation Matters

a. Executive Compensation

(1) Advisory Vote on Compensation. American Century believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). American Century will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if American Century concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2) Frequency of Advisory Votes on Compensation. American Century generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b. Equity Based Compensation Plans

American Century believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

American Century will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by American Century's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

American Century will generally vote against the adoption of plans or plan amendments that:

• Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);

• Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

• Establish restriction periods shorter than three years for restricted stock grants;

• Do not reasonably associate awards to performance of the company; or

• Are excessively dilutive to the company.

3. Anti-Takeover Proposals

In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a. Cumulative Voting

American Century will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. American Century believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b. Staggered Board

If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, American Century does not necessarily vote against the re-election of directors serving on staggered boards.

c. "Blank Check" Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d. Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e. Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f. Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g. "Supermajority" Voting Provisions or Super Voting Share Classes

A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. American Century believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h. "Fair Price" Amendments

This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless American Century concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i. Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and American Century will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j. Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.

American Century will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. American Century will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k. Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented.

l. Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

American Century will examine reincorporation proposals on a case-by-case basis. Generally, if American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. American Century will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will generally vote affirmatively.

m. Confidential Voting

Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, American Century will generally vote in favor of any proposal to adopt confidential voting.

n. Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, American Century will generally vote in favor of opting out of restrictive state takeover laws.

4. Transaction Related Proposals

American Century will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, American Century may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5. Other Matters

a. Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

American Century believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for American Century’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, American Century believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of American Century’s clients, and, therefore, American Century will generally rely on management’s assessment of the economic effect if American Century believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. American Century believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, American Century will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b. Anti-Greenmail Proposals

"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c. Indemnification

American Century will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d. Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e. Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f. Directors’ Stock Options Plans

American Century believes that stock options are an appropriate form of compensation for directors, and American Century will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g. Director Share Ownership

American Century will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h. Non-U.S. Proxies

American Century will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, American Century generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C. Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, American Century will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with American Century’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to American Century, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify American Century if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event American Century discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While American Century takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D. Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give American Century’s staff the opportunity to ask additional questions about the matter being presented. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century’s clients, our proxy voting personnel regularly catalog companies with whom American Century has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, American Century will “echo vote” such shares, if possible. Echo voting means American Century will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by American Century’s staff, which is overseen by the General Counsel of American Century, in consultation with equity managers. Electronic records will be kept of all votes made.

MainStay VP Candriam Emerging Markets Equity Portfolio

The Manager has delegated proxy-voting authority to the Portfolio’s Subadvisor, Candriam Belgium. A summary of Candriam Belgium's proxy voting policies and procedures is provided below.

Candriam Belgium's proprietary proxy voting policy is defined by Candriam Belgium's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam Belgium’s own interests or the interests of its affiliates. Candriam Belgium's proxy voting policy is based on four principles:

• One share, one vote;

• The equal treatment of shareholders;

• The accountability of the Board; and

• The transparency and integrity of financial statements.

Candriam Belgium holds regular dialogues on its own initiative or at the request of the issuer on strategy, risk management and ESG concerns. The objectives of these dialogues is threefold:

• Encouraging improved disclosure and in particular obtaining more information on specific resolutions;

• Supporting investment decision making; and

• Influencing corporate practices, notably by explaining the voting policy, especially when one of the resolutions is not aligned with what we consider to be corporate governance best practices.

In some cases, these dialogues are part of ongoing dialogues conducted with the company throughout the year. In exceptional circumstances, usually as a result of a triggered escalation process following an unsuccessful engagement, Candriam Belgium may consider:

• Exercising voting rights against management to show disagreement on practices or strategic choices;

• supporting or filing a shareholder resolution;

• Reading a statement at the meeting to raise both management and shareholder awareness

To assist Candriam Belgium in researching and voting proxies, it utilizes the research and implementation services of ISS, the world’s leading provider of corporate governance solutions. ISS provides Proxy Voting recommendations based on its own proxy voting policy or on a proprietary proxy voting policy, the latter being the case for Candriam Belgium.

In the vast majority of cases, Candriam Belgium's policy is similar to or consistent with ISS' "Benchmark Voting Policy.” There are some specific proxy proposals on which Candriam Belgium deviates from ISS’ Benchmark Voting Policy for some markets e.g., the level of independence of the Board or the possibility for non-executives to receive equity grants. Candriam Belgium also recognizes that there is no one-size fits all solution and takes into consideration company explanations and market practices when casting its votes.

Candriam Belgium's Proxy Voting Committee defines and adjusts the proxy voting policy and reviews the votes cast at general meetings. Once a year, Candriam Belgium heads a meeting with ISS to assess the results of the proxy voting season. During this meeting ISS also explains to Candriam Belgium any changes to their Benchmark Voting Policy. Those elements as well as others linked to evolution of local regulations or observed best practices are then discussed by Candriam Belgium's Proxy Voting Committee and if needed, can lead to some changes in the proxy voting policy. The subsequent policy is communicated to ISS before the new proxy voting season starts.

ISS notifies Candriam Belgium in cases of uncertainties the vote to cast following the voting policy. Following this notification, the individuals in charge of Proxy Voting at Candriam Belgium cast votes in accordance with the policy. However, they have the possibility to diverge from the policy when it is deemed necessary. While taking into consideration the voting recommendations of ISS based on Candriam Belgium custom voting guidelines, Candriam Belgium has the final say in the votes exercised. Especially in more complex situations, Candriam Belgium's dedicated ESG stewardship analysts may perform a full internal analysis of some or all of the items to be presented at a shareholder meeting, in addition to any custom recommendations provided by ISS. In this way, Candriam Belgium re-assess items for meetings that are potentially controversial.

The merits of every shareholder resolution are systematically assessed internally.

Should ISS:

• Miss its deadlines and not provide custom recommendations, or

• Declare itself unable to provide such recommendations, then the full analysis of the meeting items will be performed internally.

An assessment of the quality of ISS research and service is performed at least annually by the Candriam Belgium ESG Stewardship Team, in collaboration with Candriam Belgium's Middle Office. A due diligence addressing, amongst other items, information security risks and business continuity risks, is also performed regularly by Candriam Belgium's Risk Department.

Should a conflict of interest arise regarding a vote, Candriam Belgium Head of Compliance is to be immediately notified. The best approach will be determined in full cooperation with the Compliance Department. When voted, voting instructions will follow recommendations of the Candriam Voting Policy.

In all cases of a potential conflict of interest, the Compliance Department will be notified and may eventually decide to abstain from voting for the meeting involved.

To manage potential conflicts of interest, and in addition to the regular monitoring of the Compliance department, several measures have been taken, in particular:

• For issuers belonging to Candriam Belgium's largest “relations d’affaires” are identified ahead of each voting season. When these specific issuers’ shareholder’s meetings appear in the voting scope, ISS voting custom guidelines will be applied without any intervention from the analysts in charge of the voting activities.

• A post-vote review of the voting decisions is performed by the Proxy Voting Committee.

Candriam Belgium defines a conflict of interest as a situation whereby the management company (or one of its staff) has an interest of a material, professional, commercial or financial nature that clashes with the interest of one or more clients.

The method selected by Candriam Belgium to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with their duties to their clients.

MainStay VP CBRE Global Infrastructure Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, CBRE Clarion. A summary of CBRE Clarion’s proxy voting policies and procedures is provided below.

CBRE Clarion treats proxy voting as a fundamental responsibility of shareholders – one which can work to affect positive management behavior over time and therefore ultimately contribute to generating economic value to shareholders.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, including the Funds, it will vote those proxies in accordance with CBRE Clarion’s Global Proxy Voting Policy. The guidelines in the Global Proxy Voting Policy reflect a corporate governance structure that is responsive to company stakeholders and supportive of responsible investment goals.

CBRE Clarion’s global guidelines, developed by senior leadership and reviewed and updated annually, reflect its preference for a corporate governance structure which is responsive to company stakeholders and supportive of responsible investment goals.

Some items up for vote are undertaken on a case-by-case basis. In those instances, CBRE Clarion believes its framework – comprised of senior Investment Analysts, Portfolio Managers, the Head of ESG, and the Chief Compliance Officer – allows it to determine the appropriate vote based on CBRE Clarion’s combined knowledge, engagement, and our overall philosophy around governance.

CBRE Clarion has engaged a third-party vendor, ISS, to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice concerning dates votes are due, the actual casting of ballots, and recordkeeping. It is important to recognize that the ability of the proxy voting administrator and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for clients, including the Funds. In certain situations, clients may have securities lending arrangements which are not in the scope of the advisory services provided by CBRE Clarion. When client securities are “out on loan,” CBRE Clarion may not be able to vote proxies related to those securities as result of the lending arrangement.

On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.

While not the norm, in certain countries where share blocking is required, there may be times where CBRE Clarion chooses not to vote. Share blocking entails selling the stock short for a period of time around the date of the vote. CBRE Clarion may decide not to vote if in the in the best interest of the client to avoid failed trades or overdrafts, or to have shares be freely tradeable.

CBRE Clarion established its own proxy voting guidelines and provides those guidelines to ISS. Proxy voting guidelines are reviewed and approved by CBRE Clarion’s Head of ESG and Portfolio Managers. The approved proxy voting guidelines are provided to ISS to facilitate the administrative processing proxy voting.

Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion reviews an online system maintained by the proxy voting administrator in order to monitor for upcoming votes. When a pending vote is identified, the ballot is reviewed by the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE Clarion subscribes.

CBRE Clarion’s Investment Analysts review the proxy statement and determine the votes within the firm’s specified guidelines. If the Analyst’s indicated vote conflicts with CBRE Clarion’s guidelines, the vote must be verified (with documented rationale) and approved by a designated Portfolio Manager or the Head of ESG; the vote and corresponding rationale is also reviewed by the Chief Compliance Officer.

CBRE Clarion’s proxy voting process is tested annually by external auditors to confirm that it has adequate procedures which are consistently applied.

CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion (including its employees and affiliates) and its clients as it relates to proxy voting. CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe (such as serving as board members or executive officers of an issuer), to confirm that employees do not have personal interests in transactions, holdings, or proxy matters. Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to affiliates of CBRE Clarion. Lastly, CBRE Clarion will consider any ballot which relates to a client of CBRE Clarion as a potential conflict of interest. If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to CBRE Clarion’s Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on CBRE Clarion’s guidelines) or to the affected client(s) so that the client may determine its voting decision.

MainStay VP Income Builder (equity portion) and MainStay VP Epoch U.S Equity Yield Portfolios

The Manager has delegated proxy voting authority to the Portfolios' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch maintains proxy voting authority for client accounts, unless otherwise instructed by the client. Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Epoch has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that its judgment differs from that of ISS, or that investment teams within Epoch wish to vote differently with respect to the same proxy in light of their specific strategy, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for its files. Additionally, Epoch’s CCO will periodically review the voting of proxies to ensure that all such votes, particularly those diverging from the judgment of ISS, were voted consistent with Epoch’s fiduciary duties.

On at least an annual basis, the Epoch’s CCO or a designee will review this Proxy Voting and Class Action Monitoring policy.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, FIAM. A summary of FIAM’s proxy voting policies and procedures is provided below.

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a. Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b. Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision;

single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non- Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For FIM fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

For a large-capitalization company, burn rate higher than 1.5%.

For a small-capitalization company, burn rate higher than 2.5%.

For a micro-capitalization company, burn rate higher than 3.5%.

Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

Micro-capitalization company means a company with market capitalization under US $300 million.

Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

MainStay VP IQ Hedge Multi-Strategy Portfolio

IndexIQ Advisors exercises its proxy voting rights with regard to the holdings in the Portfolio’s investment portfolio with the goals of maximizing the value of the Portfolio’s investments, promoting accountability of a company’s management and board of directors (collectively, the “Management”) to its shareholders, aligning the interests of Management with those of shareholders, and increasing transparency of a company’s business and operations.

IndexIQ Advisors seeks to avoid material conflicts of interest through its use of a third-party proxy services vendor, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. For the Portfolio, IndexIQ Advisors will use the proxy vendor’s sustainability proxy voting guidelines (the “Sustainability Guidelines”). The Sustainability Guidelines are consistent with the objectives of sustainability-minded investors and fiduciaries. IndexIQ Advisors may vote differently on a proposal for different funds. IndexIQ Advisors engages a third party as an independent fiduciary to vote all proxies for the Portfolio.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines will be referred to the Portfolio Oversight Committee for discussion and vote. Additionally, the Portfolio Oversight Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, IndexIQ Advisors weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

MainStay VP Janus Henderson Balanced Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Janus. A summary of Janus' proxy voting guidelines as of March 2021 is provided below.

Janus will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with these Guidelines and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. Portfolio Management and the GRI Team are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management or the GRI Team for resolution. In exercising discretion, Janus may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

• Janus recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

• Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;

• Monitoring the effectiveness of the company's governance practices and making changes as needed;

• Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;

• Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;

• Ensuring a formal and transparent board nomination and election process;

• Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;

• Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;

• Monitoring the quality of relationships with key stakeholders; and

• Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus has adopted the following default policy positions among others:

Board Classification – Janus will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size – Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence – Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification – Janus will generally vote in favor of proposals regarding director indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Uncontested Elections –Janus will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus will generally vote in favor of individual director candidates unless they:

• attend less than 75% of the board and committee meetings without a valid excuse;

• ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;

• are not responsive to advisory votes on executive compensation matters;

• fail to provide appropriate oversight of company's risk management practices;

• are non-independent directors and sit on the audit, compensation or nominating committees;

• are non-independent directors and the board does not have an audit, compensation, or nominating committee;

• are audit committee members and the non-audit fees paid to the auditor are excessive;

• are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;

• serve as directors on an excessive number of boards;

• are compensation committee members and the company has poor compensation practices;

• adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;

• are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any female directors, and the company has not provided a reasonable explanation for its lack of gender diversity; and/or

• amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders.

Contested Elections – Janus will evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting – Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

In recognition of these principles, Janus has adopted the following default policy positions among others:

Uncontested Auditors – Janus will generally vote in favor of proposals to approve external auditors unless:

• the auditor has a financial interest in or association with the company and is therefore not independent;

• fees for non-audit services are excessive;

• there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company's financial position;

• the auditor is being changed without explanation; or

• the auditor is not identified by name.

Contested Auditors – Janus will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

• The overall potential cost of the scheme, including the level of dilution;

• The issue price of share options relative to the market price;

• The use of performance conditions aligning the interests of participants with shareholders;

• The holding period (i.e., the length of time from the award date to the earliest date of exercise); and

• The level of disclosure.

In recognition of these principles, Janus has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans – Janus will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

• provide for re-pricing of underwater options;

• provide for automatic replenishment (“evergreen”) or reload options;

• create an inconsistent relationship between long term share performance and compensation increases; and/or

• are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership – Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

• requiring executive officers and directors to hold a minimum amount of stock in the company;

• requiring stock acquired through exercised options to be held for a certain period of time; and

• using restricted stock grants instead of options.

Director and Officer Loans – Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

Say-on-Pay – Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus determines problematic pay practices are maintained.

Executive Severance Agreements – Janus will evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus will vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing – Janus will generally vote in favor of proposals requiring the expensing of options. Janus will generally vote against proposals providing for the repricing of options.

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus has adopted the following default policy positions among others:

Capital Stock – Subject to local market standards, Janus will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances - Janus will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances – Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions – Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation – Janus will evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization - Janus will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting – Janus will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Supermajority Voting – Janus will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings – Janus will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus will generally vote in favor of management proposals to allow action by shareholders’ written consent. Janus will evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis.

Proxy Access – Janus will evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community.

Nonetheless, as a fiduciary for its clients, Janus Henderson is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus recognizes that environmental and social issues are associated with risks, costs and benefits which, in well-run companies, management will generally be best equipped to assess. As such, Janus will generally vote with management on environmental and social proposals unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or feels that management has failed to adequately respond to shareholder concerns. In such instances, Janus will evaluate the proposals on a case-by-case basis.

Miscellaneous, Administrative and Routine Items

Janus believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

In recognition of these principles, Janus has adopted the following default policy positions among others:

Dividends – Janus will generally vote in favor of management proposals relating to the issuance of dividends. Janus will evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans - Janus will generally vote in favor of management proposals regarding share repurchases. Janus will evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” – Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum - Janus will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson will evaluate proposals designating an exclusive forum in other jurisdictions on a case-by-case basis.

Proposals Outside the Guidelines

For proposals outside the scope of the Guidelines or instructions otherwise provided to the Proxy Voting Service, Janus will generally rely on the recommendation of the Proxy Voting Service.

MainStay VP Income Builder (fixed-income portion and asset allocation), MainStay VP MacKay Convertible, MainStay VP MacKay Government, MainStay VP MacKay High Yield Corporate Bond, MainStay VP MacKay International Equity, MainStay VP MacKay S&P 500 Index and MainStay VP MacKay Strategic Bond Portfolios

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, MacKay Shields.

MacKay Shields has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist MacKay Shields in researching and voting proxies, MacKay Shields utilizes the research and implementation services of a third-party proxy service provider, ISS. MacKay Shields has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues.

Where clients have delegated authority to vote proxies to MacKay Shields, it votes them in accordance with the standard voting guidelines unless MacKay Shields agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to MacKay Shields on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Legal/Compliance Department. MacKay Shields has procedures in place to review each such override request for potential material conflicts of interest between clients and MacKay Shields. MacKay Shields will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay VP Natural Resources Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, Newton Investment Management North America, LLC (“NIMNA”). A summary of NIMNA's proxy voting policies and procedures is provided below.

NIMNA will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, NIMNA will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. NIMNA will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

NIMNA seeks to avoid material conflicts of interest by applying detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, NIMNA engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with NIMNA’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new topics or proposals and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with such guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, NIMNA may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

MainStay VP Balanced (portion), MainStay VP Bond, MainStay VP Floating Rate, MainStay VP Indexed Bond and MainStay VP U.S. Government Money Market Portfolios

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, NYL Investors. A summary of NYL Investors' proxy voting policies and procedures is provided below.

NYL Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to NYL Investors, all proxies are voted in the best interest of such clients without regard to the interests of NYL Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist NYL Investors in researching and voting proxies, NYL Investors utilizes the research and implementation services of a third-party proxy service provider, ISS. NYL Investors has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. NYL Investors' Proxy Voting Committee is responsible for general oversight of the Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to NYL Investors, it votes them in accordance with the standard voting guidelines unless NYL Investors agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to NYL Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. NYL Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and NYL Investors and their affiliates. NYL Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay VP PIMCO Real Return Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, PIMCO. A summary of PIMCO's proxy voting policies and procedures is provided below.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

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1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

MainStay VP Small Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisors, Brown Advisory and SBH. Summaries of their respective proxy voting policies and procedures are provided below.

Brown Advisory

The firm receives proxy ballots on behalf of clients and shall vote such proxies consistent with its Proxy Policy, which sets forth the firm’s standard approach to voting on common proxy questions. In general, this Policy is designed to ensure that the firm votes proxies in the best interest of clients, so as to promote the long-term economic value of the underlying securities. Clients may, at any time, opt to change their proxy voting authorization. Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward any relevant research the firm obtains to the party that will assume proxy voting authority, as identified by the client.

To facilitate the proxy voting process, the firm has engaged ISS, an unbiased, unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the firm subscribes to ISS’s proxy vote management system, which provides a means to receive and vote proxies, as well as services for record-keeping, auditing, reporting and disclosure regarding votes.

On a regular basis, the firm’s portfolio managers are supplied with a list of upcoming proxies issued for companies that are actively recommended by the firm. Except in situations identified as presenting material conflicts of interest, the portfolio manager who follows an issuer may make the final voting decision based on a variety of considerations, including their review of relevant materials, their knowledge of the company, and ISS recommendations. In circumstances where the firm’s managers do not provide a vote recommendation, proxies will be voted according to ISS recommendations, unless specific guidelines provided to ISS by the firm specify otherwise. Proxies are generally voted in accordance with ISS recommendations for all client types, as described further herein.

In keeping with its fiduciary obligations to clients, the firm considers each proxy voting proposal on its own merits and an independent determination is made based on the relevant facts and circumstances. Proxy proposals include a wide range of matters. The firm generally votes with management on routine matters and takes a more case-by-case approach regarding non-routine matters. Although ISS guidelines are generally followed, the firm may depart from these guidelines when it deems such departure necessary in the best interest of the client.

SBH

SBH has adopted proxy voting policies and procedures that address recordkeeping and include provisions that address material conflicts of interest that arise in the proxy voting process. SBH relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which SBH has voting authority. Annually, SBH reviews ISS’ independence and its Proxy Voting Guidelines. SBH follows ISS’ General Guidelines on most issues for shareholder votes.

The ISS’ Global Voting Principles were launched in 2013 and provide for four key tenets on accountability, stewardship, independence and transparency. These underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.

The principles guiding the policy construction intend to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by aiming to promote long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

These practices seek to respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of SBH’s investment clients, SBH can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer (CCO) or Chief Executive Officer (CEO) of SBH. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, SBH will exercise its voting authority. However, if SBH believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, SBH may not exercise its voting authority after considering all relevant factors.

MainStay VP Balanced (equity portion), MainStay VP Wellington Growth, MainStay VP Wellington Mid Cap, MainStay VP Wellington Small Cap and MainStay VP Wellington U.S. Equity Portfolios

The Manager has delegated proxy voting authority to the Portfolios' Subadvisor, Welllington. A summary of Wellington’s proxy voting policies and procedures is provided below.

Wellington has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington uses in voting on proxies In addition, Wellington also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington to enter a vote that differs from the Guidelines. Wellington seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington:

1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Votes all proxies in the best interests of the client for whom it is voting.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).

Wellington provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington will provide specific client information relating to proxy voting to a client upon written request.

MainStay VP Winslow Large Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently (the “Proxies”) and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast up until the proxy submission deadline, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

Portfolio's Proxy Voting Record. Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolios will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Portfolios' website at newyorklifeinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Portfolios and of New York Life Investments to protect the confidentiality of portfolio holdings information (“Portfolio Holdings”) and to prevent the selective disclosure of non-public information concerning the Portfolios.

Portfolio Holdings shall not include non-specific or summary information that does not identify specific holdings of a Portfolio from which the identity of specific portfolio holdings cannot reasonably be derived (including without limitation, the quality or character of a Portfolio's portfolio), as reasonably determined by New York Life Investments. In addition, a Portfolio's cash holdings shall not constitute a portfolio holding.

The Manager or a Portfolio's Subadvisor(s) may share the Portfolio’s non-public portfolio holdings information with other subadvisors, pricing services and other service providers to the Portfolio, the Manager or the Subadvisor who require access to such information in order to fulfill their contractual duties to the Portfolio or to assist the Manager or the Subadvisor in fulfilling its contractual duties to the Portfolio. As of the date of this SAI, those service providers that may receive information are U.S. Bancorp Fund Services, LLC, JPMorgan, National Association, BNY Mellon, KPMG LLP, PricewaterhouseCoopers LLP, Investment Company Institute, Accenture, Brown Brothers Harriman & Co., Harte Hanks Response Management Inc., Russell Mellon, ISS, Abel/Noser Corporation, Omgeo LLC, Merrill Corporation, Glass, Lewis & Co., Charles River, UMB Fund

Services, BlackRock, Inc., Eze Castle, Broadridge, Trade Informatics LLC, Global Trade Analytics, Commcise, Advent Software Inc., Financial Tracking Technologies LLC, Instinet Inc., MSCI Inc., Nirvana, Moody’s Analytics Knowledge Services (UK) Limited, Northern Trust Corp. and the agent and banks that participate in the Portfolios' credit facility. This list may be revised from time to time. The Manager may also disclose non-public information regarding a Portfolio's portfolio holdings information to certain mutual fund analysts, pricing agents, rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Refinitiv, Pricing Direct Inc., Markit, ICE Data Services Inc. (ICE), SIX Financial Information (“SIX”), Virtu ITG Solutions Network (“Virtu”), Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). These entities may provide information regarding a Fund to its subscribers. The Manager and each Subadvisor may also disclose non-public information regarding a Portfolio's portfolio holdings information to certain liquidity analytics vendors, including but not limited to, MSCI, Inc., Bloomberg, State Street, JPMorgan, ICE, HedgeMark Advisors, LLC and BlackRock, Inc. in connection with the Liquidity Program. In addition, for the Portfolios they subadvise, Subadvisors, their agents (e.g., back office service providers) and their employees regularly have access to portfolio holdings more frequently than publicly available. Each Subadvisor is contractually obligated to keep portfolio holdings confidential. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Portfolios. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Portfolio's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon authorization of the CCO after receipt of a certification from the Portfolio's portfolio manager that the information provided will, among other things, not harm the Portfolio or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Portfolios' non-public portfolio holdings information is the confidential property of the Portfolios and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Portfolios, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreements described above, the Fund may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the Fund against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

In connection with its management of the MainStay VP Asset Allocation Portfolios, the Manager may have access to non-public information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the MainStay VP Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Portfolios they subadvise, the Subadvisors, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, Distributor or any affiliated person of the Portfolios, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure.

The Portfolios, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

One or more of the Subadvisors may also serve as the investment adviser or subadvisor to one or more ETFs that have the same or substantially similar investment strategies as one or more of the Portfolios. These ETFs are not subject to the Portfolios’ portfolio holdings disclosure policy. The portfolio holdings of these ETFs may be made publicly available on a daily basis. It is possible that a person could trade ahead of or against a Portfolio based on this information, which could negatively impact the Portfolio. In addition, the Subadvisors may manage certain accounts and/or funds that are not part of the MainStay Group of Funds that are substantially similar to that of the Portfolio(s) subadvised by the Subadvisor. These accounts and/or funds also are not subject to the Portfolios’ portfolio holdings disclosure policy.

PORTFOLIO MANAGERS

Each Portfolio's portfolio managers also have responsibility for the day-to-day management of accounts other than the Portfolios. Except as otherwise indicated, information regarding these other accounts, as of December 31, 2021, is set forth below.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jeremy Anagnos	MainStay VP CBRE Global Infrastructure Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Lee Baker	MainStay VP MacKay S&P 500 Index Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Greg Barrato	MainStay VP IQ Hedge Multi-Strategy Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Mitch C. Begun	MainStay VP Small Cap Growth Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Christopher A. Berrier	MainStay VP Small Cap Growth Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Jan Boudewijns	MainStay VP Candriam Emerging Markets Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Robert J. Bove[1]	MainStay VP American Century Sustainable Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Justin M. Brown[1]	MainStay VP American Century Sustainable Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Jeremiah Buckley	MainStay VP Janus Henderson Balanced Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Patrick M. Burton	MainStay VP Winslow Large Cap Growth Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Brock Campbell	MainStay VP Natural Resource Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Mark Campellone	MainStay VP Floating Rate Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Mammen Chally	MainStay VP Wellington U.S. Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Albert Chu	MainStay VP Natural Resources Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Stephen R. Cianci	MainStay VP Income Builder Portfolio, MainStay VP MacKay Government Portfolio, MainStay VP MacKay Strategic Bond Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Robert Dial	MainStay VP Floating Rate Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Brian C. Fitzsimons	MainStay VP Small Cap Growth Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Daniel Foley	MainStay VP CBRE Global Infrastructure Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Gregory J. Garabedian	MainStay VP Wellington Mid Cap Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Carlos Garcia-Tunon	MainStay VP MacKay International Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
James Harrison	MainStay VP IQ Hedge Multi-Strategy Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Daniel He	MainStay VP PIMCO Real Return Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Hinds Howard	MainStay VP CBRE Global Infrastructure Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Adam H. Illfelder	MainStay VP Balanced Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
David Intoppa	MainStay VP Natural Resources Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Roberto J. Isch	MainStay VP Wellington Small Cap Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Matt Jacob	MainStay VP MacKay Strategic Bond Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Justin H. Kelly	MainStay VP Winslow Large Cap Growth Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Michael Keough	MainStay VP Janus Henderson Balanced Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Poul Kristensen	MainStay VP Asset Allocation Portfolios	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Douglas W. McLane	MainStay VP Wellington U.S. Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Neil Moriarty, III	MainStay VP Income Builder Portfolio, MainStay VP MacKay Government Portfolio, MainStay VP MacKay Strategic Bond Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Ian Murdoch	MainStay VP MacKay International Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Francis J. Ok	MainStay VP MacKay S&P 500 Index Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
William Priest	MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP Income Builder Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Joseph Reiland[1]	MainStay VP American Century Sustainable Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Steven H. Rich	MainStay VP MacKay Government Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Stephen A. Rodosky	MainStay VP PIMCO Real Return Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Lawrence Rosenberg	MainStay VP MacKay International Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Philip W. Ruedi	MainStay VP Wellington Mid Cap Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
AJ Rzad	MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Indexed Bond Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
George Sakellaris	MainStay VP Small Cap Growth Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Lamine Saidi	MainStay VP Candriam Emerging Markets Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Paulo Salazar	MainStay VP Candriam Emerging Markets Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Philip Screve	MainStay VP Candriam Emerging Markets Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Andrew J. Shilling	MainStay VP Wellington Growth Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
David A. Siegle	MainStay VP Wellington U.S. Equity Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Edward Silverstein	MainStay VP MacKay Convertible Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Douglas Simmons	MainStay VP Fidelity Institutional AM® Utilities Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Joseph P. Smith	MainStay VP CBRE Global Infrastructure Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Kenneth Sommer	MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Indexed Bond Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Amit Soni	MainStay VP Asset Allocation Portfolios	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Andrew Susser	MainStay VP MacKay High Yield Corporate Bond Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Jonathan Swaney	MainStay VP Asset Allocation Portfolios, MainStay VP Balanced Portfolio, MainStay VP Income Builder Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Shu-Yang Tan	MainStay VP MacKay Strategic Bond Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Gregg R. Thomas	MainStay VP Wellington Small Cap Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
John Tobin	MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP Income Builder Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Arthur Torrey	MainStay VP Floating Rate Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Kera Van Valen	MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP Income Builder Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Michael A. Welhoelter	MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP Income Builder Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Mark A. Whitaker	MainStay VP Wellington Mid Cap Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Greg Wilensky	MainStay VP Janus Henderson Balanced Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Jae S. Yoon	MainStay VP Asset Allocation Portfolios, MainStay VP Balanced Portfolio, MainStay VP Income Builder Portfolio	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]

1. Information is as of February 28, 2022

Portfolio Manager Compensation Structure

New York Life Investments and the following Subadvisors (Candriam Belgium, CBRE Clarion, Epoch, Index IQ Advisors, NYL Investors and Winslow) have in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, these programs encourage an alignment of long-term interests between each Subadvisor and Portfolio shareholders. Each Subadvisor has structured its compensation plan to be competitive with other investment management firms. Total compensation is designed to align portfolio manager compensation with shareholder goals by rewarding portfolio managers who meet the long-

term objective of consistent, dependable and superior investment results. Each Subadvisor’s compensation program includes two components, fixed and variable compensation.

Fixed compensation is paid through an employee’s annual base salary, which is set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation. Variable compensation for investment personnel is generally based on both quantitative and qualitative factors. Quantitative factors may include some of the following: (1) the multi-year investment performance (such as 3-, 5- or 7-year) of portfolios managed by the employee, including benchmarks and competitive universes as well as multi-year investment performance of analyst recommendations; (2) assets under management, (3) the overall revenues and profitability of the firm; (4) the financial results of the investment team and (5) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. As described, many factors including an individual’s role, responsibilities, performance and financial results, are critical components of the compensation process. Variable compensation may be paid in the form of a cash bonus, deferred compensation and/or a fund profit re-allocation. In some instances, variable or incentive compensation may be predetermined or guaranteed for a period of time.

The deferred portion of variable compensation is provided to further retain and motivate key personnel. Each Subadvisor may maintain a long-term incentive, phantom equity or profit interest program. These programs are an integral component of the compensation structure and are designed to align employees’ compensation with the overall health of the Subadvisor and, more importantly, with the satisfaction of its clients.

In addition, each Subadvisor maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution or defined benefit plan for all of its employees regardless of their job title, responsibilities or seniority.

American Century Investment Management, Inc.

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary – Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus – A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century mutual funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and/or the development of new products.

Restricted Stock Plans – Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans – Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Brown Advisory

The Portfolio Managers receive compensation packages that include various components, including a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of Brown Advisory’s business. The portfolio manager’s performance is measured against a relative broad-based market index over a trailing 1, 3, and 5 year time period. In addition to the base salary and variable incentive bonus, the Portfolio Managers receive firm equity units as part of their compensation package.

FIAM

Douglas Simmons is the portfolio manager of MainStay VP Fidelity Institutional AM® Utilities Portfolio and receives compensation for his services. As of December 31, 2020, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Simmons’ bonus that is linked to the investment performance of MainStay VP Fidelity Institutional AM® Utilities Portfolio is based on the fund’s pre-tax investment performance measured against the MSCI USA IMI Utilities 25-50 Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

Index IQ

The portfolio managers receive a base pay and an annual bonus incentive based on performance against individual and organizational unit objectives, as well as overall advisor results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who obtain results consistent with the objectives of the products under the individual’s management. In addition, these employees also participate in a long-term incentive program. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Janus

The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30,2020. The portfolio managers and co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-,three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.

The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus’ standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds. Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

MacKay Shields

Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, ESG contributions, and contribution to the firm’s goals and objectives. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm with the receipt of an award from the phantom equity plan. This approach instills a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

NIMNA

The firm's rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation. Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

Base salary

Annual cash incentive

Long-Term Incentive Plan

Deferred cash for investment and/or

BNY Mellon restricted stock units

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

PIMCO

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

• PIMCO’s pay practices are designed to attract and retain high performers;

• PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

• PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

• PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

• Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

• Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

• Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

• Contributions to mentoring, coaching and/or supervising members of team;

• Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

• With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long-Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

• The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Segall Bryant & Hamill, LLC

SBH’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. Compensation for investment professionals generally consists of base salary, profit sharing, and potential incentive compensation, as well as possible equity ownership in the firm.

Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on revenues derived from SBH’s strategies. Individual incentive allocation is merit based as determined by the portfolio manager, with final approval from the Chief Executive Officer of SBH.

SBH believes that revenue-based compensation encompasses all aspects of the overall results we deliver to our clients, including investment performance.

Portfolio managers may also participate in the SBH’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

Wellington Management Company LLP

Wellington receives a fee based on the assets under management of each Portfolio as set forth in the Subadvisory Agreement between Wellington and the Manager on behalf of each Portfolio. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Portfolio. The following information is as of December 31, 2020.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of each Portfolio’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Portfolio (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in their role as a Portfolio Manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Isch and Thomas, is eligible to receive an incentive payment based on the revenues earned by Wellington from the Portfolio and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Garabedian, Illfelder, McLane, Ruedi, Shilling, Thomas and Whitaker are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
MainStay VP Balanced Portfolio (equity portion)	Russell 1000 Value
MainStay VP Wellington Growth Portfolio	Russell 1000 Growth
MainStay VP Wellington Mid Cap Portfolio (sleeve managed by Messrs. Ruedi and Whitaker)	S&P 400
MainStay VP Wellington Mid Cap Portfolio (sleeve managed by Mr. Garabedian)	Russell 2500 Value
MainStay VP Wellington Small Cap Portfolio	Russell 2000
MainStay VP Wellington U.S. Equity Portfolio	S&P 500

None of the Portfolio Managers beneficially owned Portfolio securities in the Fund as of December 31, 2020.

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging. (Note that this conflict only arises with regard to Portfolios that have a high yield component.)

A portfolio manager who makes investment decisions with respect to multiple Portfolios and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple Portfolios and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each Portfolio and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Portfolio or account managed by the portfolio manager, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a Portfolio or account in a security that is contrary to the position held in the same security by other Portfolios or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one Portfolio or account while other Portfolios or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain Portfolios or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain Portfolios or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee Portfolios or accounts over other Portfolios or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Portfolio, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

For any Portfolio that is subadvised by more than one Subadvisor, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets between or among the Subadvisors. These allocation decisions will be made by the Manager in light of its fiduciary duty to act in the Portfolio’s best interest and will be subject to the general oversight of the Board.

American Century Investment Management, Inc.

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income multi-asset strategies, exchange traded funds, and

Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, disciplined equity, equity exchange traded funds, and Avantis Investors funds), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio.

The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Brown Advisory, LLC

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities 4 for one or more client accounts will have an adverse effect on other clients. Brown Advisory may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. Brown Advisory also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Portfolio may abuse their fiduciary duties to the Portfolio.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Brown Advisory has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, Brown Advisory determines which broker to use to execute each order. However, Brown Advisory may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Portfolio. To deal with these situations, Brown Advisory has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Brown Advisory has an incentive, such as a performance based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Candriam Belgium

Candriam Belgium provides portfolio management services to other accounts using substantially similar investment strategies as the MainStay VP Candriam Emerging Markets Equity Portfolio.

The side-by-side management of these accounts with the Portfolio may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam Belgium has adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam Belgium has set up a Code of Ethics and a Conflicts of Interest Policy, and has implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

CBRE Clarion

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the MainStay VP CBRE Global Infrastructure Portfolio. These accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the MainStay VP CBRE Global Infrastructure Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the MainStay VP CBRE Global Infrastructure Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include but are not limited to: (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Epoch Investment Partners, Inc.

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Portfolios other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations, and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

FIAM LLC

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

IndexIQ Advisors LLC

The portfolio managers manage portfolios having substantially the same investment style as the Portfolio. Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Portfolio due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolio, or make investment decisions that are similar to those made for the Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Portfolio, which can cause potential conflicts in the allocation of investment opportunities between the Portfolio and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio managers’ bonus and there is no formula that is applied to weight the factors listed.

Additionally, IndexIQ Advisors has established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because of IndexIQ LLC, an affiliate of New York Life Investments and IndexIQ Advisors, serves as index provider for the Underlying Index.

IndexIQ Advisors maintains policies and procedures designed to limit or prohibit communication between the employees of IndexIQ Advisors with ultimate responsibility for the Underlying Index (the “Index Group”) and the employees of New York Life Investments with respect to issues related to the maintenance, calculation and reconstitution of the Underlying Index (the “Policies and Procedures”). Furthermore, IndexIQ Advisors has retained an unaffiliated third party to calculate the Underlying Index (the “Calculation Agent”). The Calculation Agent will be instructed to not communicate any non-public information about the Underlying Index to anyone, and expressly not to the personnel of IndexIQ Advisors or New York Life Investments responsible for the management of the MainStay VP IQ Hedge Multi-Strategy Portfolio.

Changes to the constituents of the Underlying Index made by IndexIQ LLC or the Calculation Agent will be disclosed by IndexIQ LLC and published on its website at www.IQetfs.com. Any such announcements or website disclosures to the public will be made in such a manner that none of the IndexIQ Advisors employees outside of the Index Group is notified of actions prior to the general investing public.

IndexIQ LLC, as index provider, has adopted Policies and Procedures prohibiting its employees from disclosing or using any nonpublic information acquired through his or her employment, except as appropriate in connection with the rendering of services to the administration of the Underlying Index. Also, IndexIQ Advisors has adopted Policies and Procedures that prohibit and are designed to prevent anyone, including the members of the

Index Group, from disseminating or using non-public information about pending changes to Underlying Index constituents or Index Methodology. These policies specifically prohibit anyone, including the members of the Index Group, from sharing any non-public information about an Underlying Index with any personnel of Index IQAdvisors or New York Life Investments responsible for management of the related Portfolio or any affiliated person. New York Life Investments also has adopted policies that prohibit personnel responsible for the management of the MainStay VP IQ Hedge Multi-Strategy Portfolio from sharing any non-public information about the management of the MainStay VP IQ Hedge Multi-Strategy Portfolio with any personnel of the Index Group, especially those persons responsible for creating, monitoring, calculating, maintaining or disseminating its Underlying Index.

The Index Group personnel responsible for creating and monitoring the Underlying Index and the portfolio managers responsible for day-to-day portfolio management of the MainStay VP IQ Hedge Multi-Strategy Portfolio are employees of separate legal organizations from the Calculation Agent personnel responsible for calculating and maintaining the Underlying Index and the Calculation Agent personnel are located in physically separate offices from the Index Group personnel and portfolio managers. The Calculation Agent is not, and will not be, affiliated with IndexIQ Advisors, New York Life Investments or IndexIQ LLC.

Members of the Index Group will not have access to paper or electronic files used by IndexIQ Advisors and New York Life Investments in connection with their portfolio management activities. Neither IndexIQ Advisors nor New York Life Investments will have access to the computer systems used by the Calculation Agent, nor to the computer systems used by the Index Group to monitor, calculate and rebalance the Underlying Indexes. New York Life Investments has also adopted Policies and Procedures and a Code of Ethics that require, among other things, any personnel responsible for the management of a Portfolio and any investment account to (i) pre-clear all non-exempt personal securities transactions with a designated senior employee of New York Life Investments, and (ii) require reporting of securities transactions to such designated employee in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Janus Capital Management LLC

Certain portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolio. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus or an affiliate serves as subadviser, separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Fund or may have a performance-based management fee. As such, fees earned by Janus or an affiliate vary among these accounts. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Furthermore, Janus believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Portfolio may be mitigated by the portfolio manager’s compliance with Janus’ personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of Janus, and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio. A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Portfolio.

Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Janus monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’ best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts.

Janus is the adviser to the Portfolio and the Janus Henderson “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because Janus is the adviser to the Janus Henderson “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Funds. For example, the Janus Henderson “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus for the Janus Henderson funds.

MacKay Shields LLC

MacKay Shields’ does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another. MacKay Shields maintains independently managed investment strategy teams, each of which conducts its own research and operates autonomously, with its own portfolio managers and traders, and typically manages multiple client accounts, including separately managed accounts, registered and non-registered investment companies, and other types of investment vehicles. Orders within an investment team will generally be aggregated or bunched to reduce the costs of the transactions. However, orders are typically not aggregated across investment teams, even though there may be orders by separate investment teams to execute the same instrument on the same trading day.

MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take positions that are counter to one another. As such, MacKay Shields may engage in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients. MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated rights relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated. Additionally, MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

MacKay Shields offers many of its investment strategies through a variety of investment products, including, without limitation, separately managed accounts, private funds, CLOs, mutual funds, and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines, and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interests, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted NYLIM’s Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict.

MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interests are presented within Part 2A of MacKay Shields’ Form ADV.

Newton Investment Management North America, LLC

It is the policy of Newton Investment Management North America, LLC (“NIMNA”) to make business decisions free from conflicting outside influences. NIMNA’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. NIMNA’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between NIMNA and other BNYM companies.

NIMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted a Code of Ethics (the “Code”) and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, NIMNA has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of NIMNA’s Form ADV.

New York Life Investment Management LLC

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Portfolios as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager and/or Subadvisor in its investment management activities related to the Portfolios and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Portfolios and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

NYL Investors LLC

To address potential conflicts of interest between the clients and the Manager, NYL Investors has developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager and NYL Investors have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

Pacific Investment Management Company LLC

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with AllianzSE, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

Segall Bryant & Hamill, LLC

SBH has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Wellington Management Company LLP

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios. Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Portfolio Managers make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Portfolios. Mssrs. Chally, Garabedian, McLane, Ruedi, Siegle, Shilling, and Whitaker also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Winslow Capital Management, LLC

Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product essentially identically. Pursuant to Winslow Capital's "Trade Management Policy," the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow

Capital's "Trade Order Processing Policy," the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital believes that it has addressed all potential conflicts of interest that may exist in connection with the investment manager's management of the investments of the Portfolio and the investments of the other accounts under its management.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay VP Asset Allocation Portfolios primarily invest all of their assets in shares of the Underlying Portfolios/Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolio's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the MainStay Group of Funds.

As permitted by Section 28(e) of the 1934 Act, the Manager or a Subadvisor may, subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below, cause a Portfolio to pay a broker/dealer (except an Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Portfolio or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Under MiFID II, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay for research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except an

Affiliated Broker) who were selected to execute transactions on behalf of the Portfolio and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Portfolios. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Portfolios' ability to participate in volume transactions will produce better executions for the Portfolios.

The Management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

The table below shows information on brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2021, December 31, 2020 and December 31, 2019.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

BROKERAGE COMMISSIONS	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20	YEAR ENDED 12/31/1
MainStay VP American Century Sustainable Equity Portfolio	$ [__]	$ 130,755	$ 89,085
MainStay VP Balanced Portfolio	[__]	326,284	262,684
MainStay VP Bond Portfolio	[__]	17,721	22,773
MainStay VP Candriam Emerging Markets Equity Portfolio	[__]	605,007	858,467
MainStay VP CBRE Global Infrastructure Portfolio	[__]	45,305	384,262
MainStay VP Conservative Allocation Portfolio	[__]	1	996
MainStay VP Epoch U.S. Equity Yield Portfolio	[__]	129,537	100,301
MainStay VP Equity Allocation Portfolio	[__]	37	595
MainStay VP Fidelity Institutional AM® Utilities Portfolio	[__]	512,911	498,198
MainStay VP Floating Rate Portfolio	[__]	1,839	192
MainStay VP Growth Allocation Portfolio	[__]	14	1,542
MainStay VP Income Builder Portfolio	[__]	100,996	77,065
MainStay VP Indexed Bond Portfolio	[__]	10,346	4,008
MainStay VP IQ Hedge Multi-Strategy Portfolio	[__]	502,925	503,136
MainStay VP Janus Henderson Balanced Portfolio	[__]	62,171	68,015
MainStay VP MacKay Convertible Portfolio	[__]	9,581	19,288
MainStay VP MacKay Government Portfolio	[__]	120	0
MainStay VP MacKay High Yield Corporate Bond Portfolio	[__]	2	0
MainStay VP MacKay International Equity Portfolio	[__]	1,970,982	852,234
MainStay VP MacKay S&P 500 Index Portfolio	[__]	56,857	53,083
MainStay VP MacKay Strategic Bond Portfolio	[__]	56,283	56,378
MainStay VP Moderate Allocation Portfolio	[__]	13	1,143
MainStay VP Natural Resources Portfolio	[__]	280,300	414,582
MainStay VP PIMCO Real Return Portfolio	[__]	32,709	25,813
MainStay VP Small Cap Growth Portfolio	[__]	274,387	182,288
MainStay VP Wellington Growth Portfolio	[__]	954,837	810,619
MainStay VP Wellington Mid Cap Portfolio	[__]	1,407,359	1,290,956

BROKERAGE COMMISSIONS	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20	YEAR ENDED 12/31/1
MainStay VP Wellington Small Cap Portfolio	[__]	756,973	471,703
MainStay VP Wellington U.S. Equity Portfolio	[__]	981,022	718,041
MainStay VP Winslow Large Cap Growth Portfolio	[__]	323,142	276,851

Material differences in the dollar amount of brokerage commissions paid by certain Portfolios over the last three fiscal years resulted from increases or decreases in the volume of trading activity. Certain Portfolios were reorganized or repositioned and as a result saw additional changes in brokerage commissions.

The following tables show the dollar amount of brokerage commissions paid to brokers that provided research services and the dollar amount of the transactions during the fiscal year ended December 31, 2021. The Portfolios pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MainStay VP Balanced Portfolio	$ [__]	$ [__]
MainStay VP Candriam Emerging Markets Equity Portfolio	[__]	[__]
MainStay VP IQ Hedge Multi-Strategy Portfolio	[__]	[__]
MainStay VP Janus Henderson Balanced Portfolio	[__]	[__]
MainStay VP MacKay International Equity Portfolio	[__]	[__]
MainStay VP MacKay S&P 500 Index Portfolio	[__]	[__]
MainStay VP Natural Resources Portfolio	[__]	[__]
MainStay VP Small Cap Growth Portfolio	[__]	[__]
MainStay VP Wellington Growth Portfolio	[__]	[__]
MainStay VP Wellington Mid Cap Portfolio	[__]	[__]
MainStay VP Wellington Small Cap Portfolio	[__]	[__]
MainStay VP Wellington U.S. Equity Portfolio	[__]	[__]
MainStay VP Winslow Large Cap Growth Portfolio	[__]	[__]

As of December 31, 2021, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

PORTFOLIO	BROKER-DEALER	MARKET VALUE
MainStay VP American Century Sustainable Equity Portfolio	[__]	$ [__]
MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP U.S. Government Money Market Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio

No commission payments were made to Affiliated Brokers in the fiscal years ended December 31, 2021, December 31, 2020 or December 31, 2019.

A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay VP Asset Allocation Portfolios among the Underlying Portfolios/Funds on a frequent basis, the portfolio turnover rate for those Portfolios is expected to be lower in comparison to most mutual funds. However, the MainStay VP Asset Allocation Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Portfolios/Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Portfolio/Fund for which financial highlights are available are provided in the financial highlights section of the applicable prospectus.

NET ASSET VALUE

The Fund determines the NAV per share of each Portfolio on each day the New York Stock Exchange (the “NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the MainStay VP U.S. Government Money Market Portfolio) of the total Portfolio assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds.

The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Subsequently, the value of securities of a MainStay VP Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

SECURITIES LENDING

Pursuant to an agreement between the MainStay Group of Funds and JPMorgan, the Portfolios may lend their portfolio securities to certain qualified borrowers. As securities lending agent for the Portfolios, JPMorgan administers the Portfolios' securities lending program. The services provided to the Portfolios by JPMorgan with respect to the Portfolios' securities lending activities include, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Portfolio from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of loaned securities to the Portfolios at loan termination; and pursuing contractual remedies on behalf of the lending Portfolio if a borrower defaults on a loan.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

It is estimated that the following Portfolios earned income and incurred costs and expenses as a result of their securities lending activities and the receipt of related services:

SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES	ADMINISTRATIVE FEES	INDEMNIFICATION FEES	REBATES PAID TO BORROWERS	OTHER FEES	TOTAL COST	NET INCOME

SECURITIES LENDING	GROSS INCOME		REVENUE SPLIT		CASH COLLATERAL MANAGEMENT FEES		ADMINISTRATIVE FEES		INDEMNIFICATION FEES		REBATES PAID TO BORROWERS		OTHER FEES		TOTAL COST		NET INCOME
MainStay VP American Century Sustainable Equity Portfolio	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]
MainStay VP Balanced Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio

During the most recent fiscal year end, none of the other Portfolios covered in this SAI engaged in securities lending activities and, as a result, did not earn income or incur costs or expenses associated with such activities.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay VP U.S. Government Money Market Portfolio are valued at their amortized cost (in accordance with the Fund's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Portfolio may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay VP U.S. Government Money Market Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay VP U.S. Government Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the MainStay VP U.S. Government Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the MainStay VP U.S. Government Money Market Portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Portfolio’s NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay VP U.S. Government Money Market Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in an effort to stabilize the NAV per share at $1.00, the Board has the authority to, among other things, (1) reduce or increase the number of shares outstanding on a pro rata basis (such as through a reverse stock split), and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends. In each case, measures taken by the Board in an effort to stabilize the NAV per share at $1.00 are subject to applicable law and the provisions of the MainStay Funds’ organizational documents. These measures may be considered by the Board in circumstances such as a negative interest rate environment.

Under the general oversight of the Board, the Manager, in conjunction with the Subadvisors, will monitor the valuations used by each Portfolio, the adequacy and the reliability of the sources used to obtain prices, and the application of the procedures.

The Portfolios' valuation procedures permit the Portfolios to use a variety of valuation methodologies in connection with valuing the Portfolios' investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Portfolios' valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Portfolio may use to value its investments. The methodologies summarized in the Prospectuses, the shareholder reports and below may not represent the specific means by which a Portfolio's investments are valued on any particular business day.

Portfolio securities of each of the other Portfolios are valued:

1. By appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Portfolio's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be valued by the Manager using market-based prices provided by independent pricing sources or broker-dealer bid quotations. Centrally cleared swaps will be valued using prices determined by the relevant exchange, if applicable;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolios reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investments believes there remains an adequate market to meet purchase and redemption orders for that day. A Portfolio reserves the right to close, and therefore not accept purchase and redemption orders or calculate a NAV for that day, if the primary trading markets of the Portfolio’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Portfolio’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a NAV as of such earlier closing time.

Floating rate loans, in which the MainStay VP Floating Rate Portfolio primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. After such review, the Manager will recommend the use of a pricing agent, if appropriate. The Valuation Committee and the Board must approve a new pricing agent prior to use. On an ongoing basis, the Manager and the Subadvisors review the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. For financial accounting purposes, the Portfolio recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Portfolio is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Portfolio’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios will be allocated in proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

PURCHASE AND REDEMPTION OF SHARES

The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio may also be offered to the MainStay VP Asset Allocation Portfolios and other variable insurance funds. Each MainStay VP Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios.

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable universal life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to owners arising from offering the Fund's shares to Separate Accounts funding both variable universal life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable universal life policy owners. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

Under current rules governing money market funds, the MainStay VP U.S. Government Money Market Portfolio may suspend redemptions pursuant to Rule 2a-7 under the 1940 Act (as described in the Prospectus) and as part of a liquidation of the Portfolio. The Portfolio may suspend redemptions if (i) (a) the Portfolio (at the end of a business day) has invested less than ten percent of its total assets in “weekly liquid assets” or (b) the Portfolio’s price per share, as computed for the purpose of distribution, redemption and repurchase (rounded to the nearest one percent), has deviated from the stable price established by the Board or the Board, including a majority of the Independent Trustees, determines that such a deviation is likely to occur and (ii) the Board, including a majority of the Independent Trustees, irrevocably has approved the liquidation of the Portfolio. The Portfolio must first notify the SEC of a suspension of redemptions in connection with its liquidation.

Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Manager or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

Certain of the Portfolios have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

The Board has determined that, as a “government money market fund,” the MainStay VP U.S. Government Money Market Portfolio is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of the change.

TAX INFORMATION

Special tax rules apply to life insurance companies as well as variable life and variable annuity contracts. Please refer to the prospectus for the applicable insurance policy or consult your tax advisor for any further information concerning federal income tax matters with respect to the Portfolios. The discussion herein is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes, and has either elected or intends to elect to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a “regulated investment company” and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio generally will be relieved of federal income tax on the amounts distributed.

To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies (i.e., the “Gross Income Test”); (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or in certain publicly traded partnerships (i.e. “the Diversification Test”); and (c) distribute dividends in each taxable year of an amount at least equal to 90% of the sum of its investment company taxable income and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Portfolio does not meet all of these Internal Revenue Code requirements, it will be subject to tax as an ordinary corporation and its distributions (to the extent of available earnings and profits) to shareholders generally will be characterized as ordinary dividend income (except to the extent a shareholder is exempt from tax) to the extent of the Portfolio’s current and accumulated earnings and profits.

Generally, in order to avoid the imposition of a 4% non-deductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

• 98% of the Portfolio’s ordinary income taking into account certain deferrals and elections for the calendar year;

• 98.2% of the Portfolio’s capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), adjusted for certain ordinary losses, all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

• any undistributed ordinary income or capital gain net income for any prior year on which the Portfolio did not incur corporate income tax in such prior year.

The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolios generally are not subject to the excise tax, to the extent any Portfolio is subject to the excise tax, the intention is to make distributions required to avoid the imposition of such a tax.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Internal Revenue Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) of the Internal Revenue Code and the regulations treat the assets of a Portfolio as assets of the related separate account, the Portfolios intend to comply with the guidelines. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) of the Internal Revenue Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Internal Revenue Code are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a Portfolio to either qualify as a regulated investment company or satisfy these diversification requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Portfolio failed to qualify as a Regulated Investment Company (“RIC”) for a period greater than two taxable years, the Portfolio may be required to recognize any built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if we had been liquidated) if such Portfolio qualifies as a RIC in a subsequent year.

A Portfolio that receives dividend income from U.S. sources will annually report certain amounts of its dividends paid as eligible for the dividends received deduction, and a Portfolio incurring foreign taxes will elect to pass-through allowable foreign tax credits. The benefits, which may be potentially material, of these reports and elections will inure only to the insurance company that issued the variable contract and will not be shared with the contract holders.

The diversification requirements relating to the qualification of a Portfolio as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Portfolio were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Portfolio's ability to qualify as a regulated investment company might be affected. If a Portfolio fails to satisfy either the Gross Income Test or any Diversification Test in any taxable year, the Portfolio may be eligible for relief under certain provisions of the Internal Revenue Code if the failure is due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each such failure. In addition, relief may be available to a Portfolio under the Internal Revenue Code for certain de minimis failures of any Diversification Test where the Portfolio corrects the failure within a specified period of time. If a Portfolio fails to qualify as a regulated investment company in any taxable year and if the relief provisions are not available, the Portfolio would be subject to an entity-level federal income tax at regular rates on its taxable income, without any deduction that would otherwise be available for dividends distributed to shareholders.

The Treasury Department may issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that a Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

The discussion of “Taxes” in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Internal Revenue Code and U.S. Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Internal Revenue Code and these regulations, as well as the current interpretations thereof, may be changed at any time, sometimes with retroactive effect.

Federal Income Tax Capital Loss Carryforwards

Net capital losses incurred in taxable years may be carried forward without limitation and will retain the character as a short- or long-term capital loss. Accordingly, no capital gains distribution is expected to be paid to an affected Portfolio’s shareholders until net gains have been realized in excess of such amounts. The Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2021, the following Portfolios had capital loss carryforwards approximating the amount indicated for federal income tax purposes:

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

PORTFOLIO	AVAILABLE THROUGH	SHORT-TERM CAPITAL LOSS AMOUNTS (000’s)	LONG-TERM CAPITAL LOSS AMOUNTS (000’s)
MainStay VP Candriam Emerging Markets Equity Portfolio	Unlimited	$ [__]	$ [__]
MainStay VP CBRE Global Infrastructure Portfolio	Unlimited	[__]	[__]
MainStay VP Epoch U.S. Equity Yield Portfolio	Unlimited	[__]	[__]
MainStay VP Floating Rate Portfolio	Unlimited	[__]	[__]
MainStay VP IQ Hedge Multi-Strategy Portfolio	Unlimited	[__]	[__]
MainStay VP MacKay Government Portfolio	Unlimited	[__]	[__]
MainStay VP MacKay High Yield Corporate Bond Portfolio	Unlimited	[__]	[__]
MainStay VP MacKay Small Cap Core Portfolio	Unlimited	[__]	[__]
MainStay VP MacKay Unconstrained Bond Portfolio	Unlimited	[__]	[__]
MainStay VP Natural Resources Portfolio	Unlimited	[__]	[__]
MainStay VP PIMCO Real Return Portfolio	Unlimited	[__]	[__]

The following Portfolios utilized capital loss carryforwards during the taxable year ended December 31, 2021:

MainStay VP Candriam Emerging Markets Equity Portfolio	$ [__]
MainStay VP IQ Hedge Multi-Strategy Portfolio	[__]
MainStay VP MacKay Government Portfolio	[__]
MainStay VP Natural Resources Portfolio	[__]
MainStay VP PIMCO Real Return Portfolio	[__]
OTHER INFORMATION

The Fund is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on February 1, 2011. The Fund has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the Fund are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in the Prospectus and this SAI.

Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the shares of that class relate and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for Independent Trustees or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio or class on matters affecting an individual Portfolio or a particular class of shares issued by a Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

The Board has decided not to hold routine annual shareholders' meetings. Special shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the 1940 Act: (i) election of Trustees; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

NYLIAC, the MainStay VP Asset Allocation Portfolios, other variable insurance funds and other variable annuity and variable life insurance policies issued by participating insurance companies are the legal owners of the shares and as such have the right to vote to elect the Board of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC and the MainStay VP Asset Allocation Portfolios will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

The following organizational changes have occurred since January 1, 2017:

• MainStay VP ICAP Select Equity Portfolio changed its name to MainStay VP Epoch U.S. Equity Yield Portfolio, effective March 13, 2017;

• MainStay VP Indexed Bond Portfolio commenced operations on May 1, 2017;

• MainStay VP Janus Balanced Portfolio changed its name to MainStay VP Janus Henderson Balanced Portfolio, effective June 5, 2017;

• Effective May 1, 2018, the following name changes occurred:

Old Name	New Name
MainStay VP Common Stock Portfolio	MainStay VP MacKay Common Stock Portfolio
MainStay VP Convertible Portfolio	MainStay VP MacKay Convertible Portfolio
MainStay VP Cornerstone Growth Portfolio	MainStay VP MacKay Growth Portfolio
MainStay VP Government Portfolio	MainStay VP MacKay Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP International Equity Portfolio	MainStay VP MacKay International Equity Portfolio
MainStay VP Mid Cap Core Portfolio	MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP S&P 500 Index Portfolio	MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Small Cap Core Portfolio	MainStay VP MacKay Small Cap Core Portfolio
MainStay VP Unconstrained Bond Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio

• MainStay VP IQ Hedge Multi-Strategy Portfolio commenced operations on September 10, 2018;

• MainStay VP VanEck Global Hard Assets Portfolio changed its name to MainStay VP Mellon Natural Resources Portfolio, effective November 30, 2018;

• MainStay VP MFS® Utilities Portfolio changed its name to MainStay VP Fidelity Institutional AM® Utilities Portfolio, effective November 30, 2018;

• Effective November 30, 2018, MainStay VP Absolute Return Multi-Strategy Portfolio merged into MainStay VP IQ Hedge Multi-Strategy Portfolio;

• Effective April 30, 2019, MainStay VP Epoch U.S. Small Cap Portfolio merged into MainStay VP MacKay Small Cap Core Portfolio;

• Effective February 28, 2020, MainStay VP Cushing Renaissance Advantage Portfolio changed its name to MainStay VP CBRE Global Infrastructure Portfolio;

• Effective May 1, 2020, the MainStay VP Eagle Small Cap Growth Portfolio changed its name to MainStay VP Small Cap Growth Portfolio;

• Effective May 1, 2020, the MainStay VP Large Cap Growth Portfolio changed its name to MainStay VP Winslow Large Cap Growth Portfolio;

• Effective May 1, 2021, the MainStay VP Emerging Markets Equity Portfolio changed its name to MainStay VP Candriam Emerging Markets Equity Portfolio;

• Effective May 1, 2021, the MainStay VP Growth Allocation Portfolio changed its name to MainStay VP Equity Allocation Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Common Stock Portfolio changed its name to MainStay VP Wellington U.S. Equity Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Growth Portfolio changed its name to MainStay VP Wellington Growth Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Mid Cap Core Portfolio changed its name to MainStay VP Wellington Mid Cap Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Small Cap Core Portfolio changed its name to MainStay VP Wellington Small Cap Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Unconstrained Bond Portfolio changed its name to MainStay VP MacKay Strategic Bond Portfolio;

• Effective May 1, 2021, the MainStay VP Mellon Natural Resources Portfolio changed its name to MainStay VP Natural Resources Portfolio;

• Effective May 1, 2021, the MainStay VP Moderate Growth Allocation Portfolio changed its name to MainStay VP Growth Allocation Portfolio; and

• Effective May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio changed its name to MainStay VP American Century Sustainable Equity Portfolio.

Special Considerations for the MainStay VP MacKay S&P 500 Index Portfolio. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Portfolio's Manager. S&P does not sponsor, endorse, sell or promote the Portfolio or represent the advisability of investing in the Portfolio.

The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Portfolio. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Portfolio, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

Special Considerations for the MainStay IQ Hedge Multi-Strategy Portfolio

Shares of the MainStay VP IQ Hedge Multi-Strategy Portfolio are not sponsored, endorsed, sold or promoted by IndexIQ LLC. IndexIQ LLC makes no representation or warranty, express or implied, to the owners of the shares of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. IndexIQ LLC has no obligation to take the needs of the owners of shares of the Portfolio into consideration in determining, composing or calculating the IQ Hedge Multi-Strategy Index (the “Underlying Index”).

IndexIQ LLC does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and IndexIQ LLC shall have no liability for any errors, omissions, or interruptions, or therein. IndexIQ LLC makes no warranty, express or implied, as to the results to be obtained by Portfolio, owners of the shares of the Portfolio, or any other person or entity from the use of the Underlying Index or any data included therein. IndexIQ LLC makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall IndexIQ LLC have any liability for any lost profits or indirect, punitive, special or consequential damages (including loss profits), even if notified of the possibility of such damages.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Fund shall be personally liable for the obligations of the Fund or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the Fund of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Fund may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the Fund, when acting in such capacity, shall be personally liable to any person other than the Fund or its shareholders for any act, omission or obligation of the Fund or any Trustee or officer of the Fund. The Declaration of Trust further provides that a Trustee or officer of the Fund shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the Fund or its shareholders to which the Trustee or officer would otherwise be subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class shares of MainStay VP MacKay Convertible Portfolio and Initial Class and Service Class shares of MainStay VP Floating Rate Portfolio. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreement with the Trust dated April 11, 2016, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with DST Asset Manager Solutions, Inc. (“DST”) located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to DST fees and expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, DST deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and Trust Company and retains the interest earnings generated from these accounts. DST will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Trust or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Initial Class, Service Class and Service 2 Class shares held through omnibus accounts.

Sub-Administrator

JPMorgan, 383 Madison Avenue, New York, New York 10179, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and subledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, JPMorgan is compensated by New York Life Investments.

Custodian

JPMorgan, 383 Madison Avenue, New York, New York 10179, is custodian of cash and securities of the Fund and has subcustodial agreements for holding the Fund's foreign assets. For providing these services, JPMorgan is compensated by the Portfolios.

Legal Counsel

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

Independent Registered Public Accounting Firm

[___] has been selected as the independent registered public accounting firm of the Fund. [__] is responsible for auditing the annual financial statements of the Portfolios. The financial statements of the Portfolios included in the Fund's December 31, 2021 Annual Report, which are incorporated by reference in this SAI, have been incorporated in reliance on the report of [__], the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Management Ownership

As of March 31, 2022, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of any class of shares of each of the Portfolios of the Fund.

Principal Shareholders and Control Persons

As of March 31, 2022, the following persons owned of record or beneficially 5% or more of the Initial Class, Service Class and Service 2 Class shares of the following Portfolios. Any entity that owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act. A shareholder who controls a Portfolio may be able to determine the outcome of a proposal submitted to the shareholders for approval, including changes to a Portfolio’s fundamental policies or the terms of the management agreement with the Manager or subadvisor.

Initial Class Shares

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT II	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV	NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT I
MainStay VP American Century Sustainable Equity Portfolio			[__]%		[__]%
MainStay VP Balanced Portfolio					[__]%
MainStay VP Bond Portfolio			[__]%		[__]%
MainStay VP Candriam Emerging Markets Equity Portfolio			[__]%		[__]%
MainStay VP Conservative Allocation Portfolio					[__]%
MainStay VP Epoch U.S. Equity Yield Portfolio		[__]%	[__]%		[__]%
MainStay VP Equity Allocation Portfolio					[__]%
MainStay VP Fidelity Institutional AM® Utilities Portfolio					[__]%
MainStay VP Floating Rate Portfolio					[__]%
MainStay VP Growth Allocation Portfolio					[__]%
MainStay VP Income Builder Portfolio	[__]%	[__]%	[__]%		[__]%
MainStay VP IQ Hedge Multi-Strategy Portfolio					[__]%
MainStay VP Janus Henderson Balanced Portfolio		[__]%	[__]%		[__]%
MainStay VP MacKay Convertible Portfolio			[__]%		[__]%
MainStay VP MacKay Government Portfolio			[__]%		[__]%
MainStay VP MacKay High Yield Corporate Bond Portfolio	[__]%	[__]%	[__]%		[__]%
MainStay VP MacKay International Equity Portfolio			[__]%		[__]%
MainStay VP MacKay S&P 500 Index Portfolio			[__]%		[__]%
MainStay VP MacKay Strategic Bond Portfolio					[__]%
MainStay VP Natural Resources Portfolio			[__]%	[__]%	[__]%
MainStay VP Moderate Allocation Portfolio					[__]%
MainStay VP PIMCO Real Return Portfolio					[__]%
MainStay VP Small Cap Growth Portfolio			[__]%	[__]%	[__]%
MainStay VP U.S. Government Money Market Portfolio			[__]%	[__]%	[__]%
MainStay VP Wellington Growth Portfolio	[__]%	[__]%	[__]%		[__]%
MainStay VP Wellington Mid Cap Portfolio			[__]%		[__]%
MainStay VP Wellington Small Cap Portfolio	[__]%		[__]%		[__]%
MainStay VP Wellington U.S. Equity Portfolio		[__]%	[__]%		[__]%
MainStay VP Winslow Large Cap Growth Portfolio			[__]%		[__]%

Initial Class Shares (Continued)

NAME OF PORTFOLIO	NYLIAC CSVUL SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT II	NYLIAC VLI SEPARATE ACCOUNT	NYLIAC CPPVUL SEPARATE ACCOUNT II
MainStay VP Bond Portfolio	[__]%
MainStay VP MacKay Convertible Portfolio	[__]%
MainStay VP Fidelity Institutional AM® Utilities Portfolio					[__]%

NAME OF PORTFOLIO	NYLIAC CSVUL SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT II	NYLIAC VLI SEPARATE ACCOUNT	NYLIAC CPPVUL SEPARATE ACCOUNT II
MainStay VP Floating Rate Portfolio					[__]%
MainStay VP Income Builder Portfolio	[__]%
MainStay VP MacKay High Yield Corporate Bond Portfolio	[__]%
MainStay VP MacKay International Equity Portfolio	[__]%
MainStay VP MacKay S&P 500 Index Portfolio	[__]%
MainStay VP Wellington Mid Cap Portfolio	[__]%
MainStay VP Wellington U.S. Equity Portfolio		[__]%	[__]%	[__]%

Initial Class Shares (Continued)

NAME OF PORTFOLIO	LEGG MASON/QS CONSERVATIVE MODEL PORTFOLIO	LEGG MASON/QS MODERATELY CONSERVATIVE MODEL PORTFOLIO	LEGG MASON/QS MODERATE MODEL PORTFOLIO	LEGG MASON/QS MODERATELY AGGRESSIVE MODEL PORTFOLIO	LEGG MASON/QS AGGRESSIVE MODEL PORTFOLIO
MainStay VP Bond Portfolio			[__]%	[__]%	[__]%
MainStay VP Fidelity Institutional AM® Utilities Portfolio	[__]%		[__]%	[__]%	[__]%
MainStay VP MacKay Government Portfolio		[__]%	[__]%	[__]%	[__]%
MainStay VP Wellington U.S. Equity Portfolio			[__]%	[__]%

Initial Class Shares (Continued)

NAME OF PORTFOLIO	MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO	MAINSTAY VP MODERATE ALLOCATION PORTFOLIO	MAINSTAY VP GROWTH ALLOCATION PORTFOLIO	MAINSTAY VP EQUITY ALLOCATION PORTFOLIO
MainStay VP American Century Sustainable Equity Portfolio		[__]%	[__]%	[__]%
MainStay VP Bond Portfolio	[__]%	[__]%
MainStay VP Candriam Emerging Markets Equity Portfolio	[__]%	[__]%	[__]%	[__]%
MainStay VP Epoch U.S. Equity Yield Portfolio	[__]%	[__]%	[__]%	[__]%
MainStay VP Floating Rate Portfolio	[__]%	[__]%	[__]%
MainStay VP Indexed Bond Portfolio	[__]%	[__]%	[__]%
MainStay VP MacKay International Equity Portfolio		[__]%	[__]%	[__]%
MainStay VP PIMCO Real Return Portfolio	[__]%	[__]%	[__]%
MainStay VP Small Cap Growth Portfolio		[__]%	[__]%	[__]%
MainStay VP Wellington Growth Portfolio	[__]%		[__]%
MainStay VP Wellington Mid Cap Portfolio		[__]%	[__]%	[__]%
MainStay VP Wellington Small Cap Portfolio		[__]%	[__]%	[__]%
MainStay VP Winslow Large Cap Growth Portfolio		[__]%	[__]%	[__]%

Service Class Shares

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV
MainStay VP American Century Sustainable Equity Portfolio		[__]%	[__]%
MainStay VP Balanced Portfolio		[__]%	[__]%
MainStay VP Bond Portfolio		[__]%	[__]%
MainStay VP Candriam Emerging Markets Equity Portfolio		[__]%	[__]%
MainStay VP CBRE Global Infrastructure Portfolio	[__]%		[__]%
MainStay VP Conservative Allocation Portfolio		[__]%	[__]%
MainStay VP Equity Allocation Portfolio		[__]%	[__]%
MainStay VP Fidelity Institutional AM® Utilities Portfolio		[__]%	[__]%
MainStay VP Floating Rate Portfolio		[__]%	[__]%
MainStay VP Growth Allocation Portfolio		[__]%	[__]%

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV
MainStay VP Income Builder Portfolio		[__]%	[__]%
MainStay VP IQ Hedge Multi-Strategy Portfolio		[__]%	[__]%
MainStay VP Janus Henderson Balanced Portfolio		[__]%	[__]%
MainStay VP MacKay Convertible Portfolio		[__]%	[__]%
MainStay VP MacKay Government Portfolio		[__]%	[__]%
MainStay VP MacKay High Yield Corporate Bond Portfolio		[__]%	[__]%
MainStay VP MacKay International Equity Portfolio		[__]%	[__]%
MainStay VP MacKay S&P 500 Index Portfolio		[__]%	[__]%
MainStay VP MacKay Strategic Bond Portfolio		[__]%	[__]%
MainStay VP Moderate Allocation Portfolio		[__]%	[__]%
MainStay VP PIMCO Real Return Portfolio		[__]%	[__]%
MainStay VP Small Cap Growth Portfolio		[__]%	[__]%
MainStay VP Wellington Growth Portfolio		[__]%	[__]%
MainStay VP Wellington Mid Cap Portfolio		[__]%	[__]%
MainStay VP Wellington Small Cap Portfolio		[__]%	[__]%
MainStay VP Wellington U.S. Equity Portfolio		[__]%	[__]%
MainStay VP Winslow Large Cap Growth Portfolio		[__]%	[__]%

Service 2 Class Shares

NAME OF PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY
MainStay VP MacKay Convertible Portfolio	[__]%

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a. Declaration of Trust

1. Amended and Restated Declaration of Trust, dated as of August 19, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (a)(1) on September 12, 2016*

b. By-Laws

1. By-Laws of the Registrant dated December 15, 2010, as Amended and Restated June 4, 2015 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (b)(1) on May 2, 2016*

c. Instruments Defining Rights of Security Holders

1. See the Declaration of Trust and the By-Laws (see above)

d. Investment Advisory Contracts

1. Amended and Restated Management Agreement dated May 1, 2015 between the Registrant and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 80 as Exhibit (d)(1) on May 1, 2015*

a. Amendment dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(1)(a) on May 2, 2016*

b. Amendment dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(1)(b) on May 2, 2016*

c. Amendment dated July 29, 2016 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(c) on August 10, 2017*

d. Amendment dated March 13, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(d) on August 10, 2017*

e. Amendment dated August 4, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(e) on August 10, 2017*

f. Amendment dated May 1, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(1)(f) on September 10, 2018*

g. Amendment dated September 10, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(1)(g) on September 10, 2018*

h. Amendment dated October 1, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(1)(h) on November 30, 2018*

i. Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(1)(i) on November 30, 2018*

j. Amendment dated May 1, 2019 - Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(1)(j) on September 4, 2019*

k. Amendment dated February 28, 2020 – Previously filed with Post-Effective Amendment No. 111 as Exhibit (d)(1)(k) on February 19, 2020*

l. Amendment dated May 1, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (d)(1) on April 16, 2020*

m. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(1)(m) on April 23, 2021*

2. Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 31, 2017 – Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

a. Amendment dated May 8, 2017 – Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

b. Amendment dated February 28, 2019 – Previously filed with Post-Effective Amendment 107 as Exhibit (d)(2)(b) on April 18, 2019*

c. Amendment dated April 1, 2019 – Previously filed with Post-Effective Amendment No. 107 as Exhibit (d)(2)(c) on April 18, 2019*

d. Amendment dated May 1, 2019 - Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(2)(d) on September 4, 2019*

e. Amendment dated April 26, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(2)(e) on April 23, 2021*

3. Subadvisory Agreement dated January 1, 2018 between New York Life Investment Management LLC and MacKay Shields LLC –Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(3) on April 13, 2018*

a. Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(3)(a) on April 13, 2018*

b. Amendment dated May 1, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(3)(b) on September 10, 2018*

c. Amendment dated May 22, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(3)(c) on September 10, 2018*

d. Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(3)(d) on November 30, 2018*

e. Amendment dated February 28, 2019 – Previously filed with Post-Effective Amendment No. 107 as Exhibit (d)(3)(e) on April 18, 2019*

f. Amendment dated April 1, 2019 – Previously filed with Post-Effective Amendment No. 107 as Exhibit (d)(3)(f) on April 18, 2019*

g. Amendment dated May 1, 2019 – Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(3)(g) on September 4, 2019*

h. Amendment dated June 21, 2019 - Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(3)(h) on September 4, 2019*

i. Amendment dated June 28, 2019 - Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(3)(i) on September 4, 2019*

j. Amendment dated February 26, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (d)(3)(j) on April 16, 2020*

k. Amendment dated February 28, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (d)(3)(k) on April 16, 2020*

l. Amendment dated August 31, 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(l) on April 23, 2021*

m. Amendment dated February 28, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(m) on April 23, 2021*

n. Amendment dated March 5, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(n) on April 23, 2021*

o. Amendment dated April 26, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(o) on April 23, 2021*

p. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(p) on April 23, 2021*

q. Amendment dated August 28, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (d)(3)(q) on November 4, 2021*

4. Subadvisory Agreement dated October 1, 2014 between New York Life Investment Management LLC and Winslow Capital Management LLC – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(6) on August 10, 2017*

a. Amendment dated February 28, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(6)(b) on May 2, 2016*

b. Amendment dated May 1, 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(4)(b) on April 23, 2021*

5. Subadvisory Agreement dated May 30, 2017 between New York Life Investment Management LLC and Janus Capital Management LLC – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(8) on August 10, 2017*

6. Subadvisory Agreement dated November 30, 2018 between New York Life Investment Management LLC and BNY Mellon Asset Management North America Corporation – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(7) on November 30, 2018*

a. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 129 as Exhibit (d)(6)(a) on June 1, 2021*

7. Subadvisory Agreement dated February 3, 2012 between New York Life Investment Management LLC and Pacific Investment Management Company LLC – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(12) on April 11, 2012*

8. Subadvisory Agreement dated February 13, 2012 between New York Life Investment Management LLC and T. Rowe Price Associates, Inc. – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(13) on April 11, 2012*

a. Amendment dated October 1, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(9)(a) on November 30, 2018*

b. Amendment dated February 19, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(8)(b) on April 23, 2021*

9. Subadvisory Agreement dated November 30, 2018 between New York Life Investment Management LLC and FIAM LLC – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(10) on November 30, 2018*

10. Subadvisory Agreement dated November 15, 2017 between New York Life Investment Management LLC and Candriam Belgium –

Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(11) on April 13, 2018*

a. Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(11)(a) on April 13, 2018*

b. Amendment dated May 1, 2018 – Previously filed with Post-Effective Amendment No. 107 as exhibit (d)(11)(b) on April 18, 2019*

c. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(10)(c) on April 23, 2021*

11. Subadvisory Agreement dated May 1, 2014 between New York Life Investment Management LLC and NYL Investors LLC –

Previously filed with Post-Effective Amendment No. 80 as Exhibit (d)(17) on May 1, 2015*

a. Amendment dated May 1, 2015 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (d)(16)(a) on September 12, 2016*

b. Amendment dated May 1, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(16)(b) on August 10, 2017*

c. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (d)(11)(c) on November 4, 2021*

12. Subadvisory Agreement dated September 10, 2018 between New York Life Investment Management LLC and IndexIQ Advisors LLC – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(15) on September 10, 2018*

13. Subadvisory Agreement dated February 28, 2020 between New York Life Investment Management LLC and CBRE Clarion Securities LLC - Previously filed with Post-Effective Amendment No. 111 as Exhibit (d)(15) on February 19, 2020*

14. Subadvisory Agreement dated May 1, 2020 between New York Life Investment Management LLC and Brown Advisory LLC – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(14) on April 23, 2021*

15. Subadvisory Agreement dated May 1, 2020 between New York Life Investment Management LLC and Segall Bryant & Hamill LLC – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(15) on April 23, 2021*

16. Subadvisory Agreement dated March 5, 2021 between New York Life Investment Management LLC and Wellington Management Company LLP - Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(16) on April 23, 2021*

e. Underwriting Contracts

1. Amended and Restated Distribution and Service Agreement dated May 1, 2016 (Service and Service 2) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (e)(1) on May 2, 2016*

f. Not Applicable

g. Custodian Agreements

1. Global Custody Agreement with JPMorgan Chase Bank, National Association dated June 22, 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (g)(1) on April 23, 2021*

a. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (g)(1)(a) on November 4, 2021*

b. Amendment dated September 9, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (g)(1)(b) on November 4, 2021*

h. Other Material Contracts

1. Amended and Restated Fund Participation Agreement between and among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc. and New York Life Investment Management LLC dated June 30, 2010 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1) on April 29, 2011*

a. Assignment and Amendment dated April 29, 2011 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1)(a) on April 29, 2011*

b. Addendum dated February 17, 2012 – Previously filed with Post-Effective Amendment No. 66 as Exhibit (h)(1)(b) on April 11, 2012*

c. Amendment dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(1)(c) on September 12, 2016*

d. Amendment dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(1)(d) on September 12, 2016*

2. Form of Stock License Agreement relating to the use of the New York Life name and service marks – Previously filed as Exhibit (h) (2) to Post-Effective Amendment No. 28 as Exhibit (h)(2) filed on April 14, 2000*

3. Master Administration Agreement between MainStay VP Series Fund, Inc. and New York Life Insurance and Annuity Corporation – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3) filed on April 13, 2001*

a. Form of Substitution Agreement substituting NYLIM for NYLIAC – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3)(a) filed on April 13, 2001*

b. Administration Agreement Supplements – Previously filed with Post-Effective Amendment No. 41 as Exhibit (h)(4) filed on April 5, 2005*

4. Amended and Restated Expense Limitation Agreement dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (h)(4) on April 23, 2021*

5. Notice of Contractual Fee Waiver dated May 1, 2015 (Janus and Eagle) – Previously filed with Post-Effective Amendment No. 80 as Exhibit (h)(5) on May 1, 2015*

6. Notice of Contractual Fee Waiver dated February 29, 2016 (Large Cap Growth) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(6) on May 2, 2016*

7. Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 –Previously filed as Exhibit (h)(1)(a) with Pre-Effective Amendment No. 2 to MainStay Funds Trust’s Registration Statement on October 30, 2009.*

a. Amendment dated April 11, 2016 to the Amended and Restated Transfer Agency Agreement dated October 1, 2008 –Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(7)(a) on May 2, 2016*

b. Amendment dated June 30, 2016 – Previously filed as Exhibit (h)(1)(a)(xi) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

c. Amendment dated March 13, 2017 – Previously filed as Exhibit (h)(1)(a)(xii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

d. Amendment dated April 11, 2017 – Previously filed as Exhibit (h)(1)(a)(xiii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

e. Amendment dated May 8, 2017 – Previously filed as Exhibit (h)(1)(a)(xiv) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

f. Amendment dated November 15, 2017 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(f) on September 10, 2018*

g. Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(g) on September 10, 2018*

h. Amendment dated May 22, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(h) on September 10, 2018*

i. Amendment dated July 2, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(i) on September 10, 2018*

j. Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (h)(7)(j) on November 30, 2018*

k. Amendment dated February 28, 2019 – Previously filed with Post-Effective Amendment No. 107 as exhibit (h)(7)(k) on April 18, 2019*

l. Amendment dated April 1, 2019 – Previously filed with Post-Effective Amendment No. 107 as Exhibit (h)(7)(l) on April 18, 2019*

m. Amendment dated June 14, 2019 – Previously filed with Post-Effective Amendment No. 110 as Exhibit (h)(7)(m) on September 4, 2019*

n. Amendment dated November 1, 2019 - Previously filed with Post-Effective Amendment No. 111 as Exhibit (h)(7)(n) on February 19, 2020*

o. Amendment dated February 26, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (h)(7)(o) on April 16, 2020*

p. Amendment dated May 1, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (h)(7)(p) on April 16, 2020*

q. Amendment dated June 30, 2020 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(q) on November 4, 2021*

r. Amendment dated September 30, 2020 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(r) on November 4, 2021*

s. Amendment dated February 28, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(s) on November 4, 2021*

t. Amendment dated September 30, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(t) on November 4, 2021*

u. Amendment dated October 26, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(u) on November 4, 2021*

8. Fund Participation Agreement dated May 1, 2016 with Nationwide – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(8) on May 2, 2016*

9. Shareholder Services Plan for Service 2 Class adopted December 2015 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(9) on May 2, 2016*

10. Appointment of Agent for Service (VP Cayman Sub) – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(10) on September 12, 2016*

11. Fund Participation Agreement dated May 1, 2017 with Jefferson National – Previously filed with Post-Effective Amendment No. 96 as Exhibit (h)(11) on August 10, 2017*

i. Opinion of Counsel

1. Legal Opinion of Dechert LLP – Not applicable

j. Other Opinions

1. Consent of Independent Registered Public Accounting Firm – Not applicable

2. Powers of Attorney – Previously filed with Post-Effective Amendment No. 55 as Exhibit “Other” filed on April 14, 2011*

3. Powers of Attorney – Previously filed with Post-Effective Amendment No. 85 as Exhibit “Other” filed on February 12, 2016*

4. Powers of Attorney (Blunt, Chow & Perold) – Previously filed with Post-Effective Amendment No. 86 as Exhibit “Other” filed on March 1, 2016*

5. Power of Attorney (Hung) – Previously filed with Post-Effective Amendment No. 90 as Exhibit “Other” filed on January 30, 2017*

6. Power of Attorney (Hammond) – Previously filed with Post-Effective Amendment No. 138 as Exhibit (j)(6) on January 12, 2022*

k. Not applicable

l. Not applicable

m. Rule 12b-1 Plan

1. 12b-1 Distribution and Service Plan for Service Class dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (m)(1) on May 2, 2016*

2. 12b-1 Distribution and Service Plan for Service 2 Class dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (m)(2) on May 2, 2016*

n. Rule 18f-3 Plan

1. Amended 18f-3 Plan dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (n)(1) on May 2,

2016*

o. Reserved

p. Codes of Ethics

1. Code of Ethics of the Registrant dated September 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (p)(1) on November 4, 2021*

2. New York Life Investment Management Holdings LLC’s Code of Ethics dated August 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (p)(2) on November 4, 2021*

3. Nuveen Investments Inc.’s (Winslow) Code of Ethics dated August 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(3) on April 23, 2021*

4. Epoch Investment Partners, Inc.’s Code of Ethics dated October 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(4) on April 23, 2021*

5. Janus Capital Management LLC’s Code of Ethics dated November 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(5) on April 23, 2021*

6. BNY Mellon Code of Conduct dated January 2019 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(6) on April 23, 2021*

7. Pacific Investment Management Company LLC’s Code of Ethics dated January 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(7) on April 23, 2021*

8. T. Rowe Price Associates, Inc.’s Code of Ethics dated March 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(8) on April 23, 2021*

9. Fidelity 2019 Code of Ethics – Previously filed with Post-Effective Amendment No. 107 as Exhibit (p)(12) on April 18, 2019*

10. Candriam Belgium/France/Luxembourg’s Code of Ethics dated January 2018 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(10) on April 23, 2021*

11. Brown Advisory LLP Code of Ethics – Previously filed with Post-Effective Amendment No. 113 as Exhibit (p)(12) on April 16, 2020*

12. Segall Bryant & Hammill Code of Ethics (October 2018) – Previously filed with Post-Effective Amendment No. 113 as Exhibit (p)(13) on April 16, 2020*

13. CBRE Clarion Code of Ethics dated December 2019 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(13) on April 23, 2021*

14. Wellington Management Company LLC Code of Ethics dated September 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (p)(14) on April 23, 2021*

* Incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Shares of MainStay VP Funds Trust (the “Registrant”) are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III , NYLIAC Variable Annuity Separate Account-IV, NYLIAC MFA Separate Account I, NYLIAC MFA Separate Account II, VLI Separate Account, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-II, Corporate Sponsored Variable Universal Life Separate Account I, Private Placement Variable Universal Life Separate Account I and Private Placement Variable Universal Life Separate Account II (the “Variable Separate Accounts”). The Variable Separate Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Variable Separate Accounts; and its affiliate, New York Life Investment Management LLC serves as investment adviser to the Portfolios.

The following chart lists entities in which New York Life Insurance Company ("NYLIC"), directly or indirectly, (1) owns more than 50% of the voting interests in, or otherwise exercises control over, the entity (each such entity, a “subsidiary”) or (2) owns between 10% and 50% of the voting securities in the entity (each such entity, an “affiliate”). Unless otherwise indicated, ownership is 100% of voting securities. Details on ownership of voting securities are noted in footnotes. Third party ownership of entities is not included. Subsidiaries of subsidiaries are indented.

This listing does not include NYLIC or subsidiary ownership in any mutual funds or separate accounts.

NYL Investors LLC (Delaware)

 NYL Investors (U.K.) Limited (United Kingdom)

 NYL Investors REIT Manager LLC (Delaware)

NYLIM Holdings NCVAD GP, LLC (Delaware)

   McMorgan Northern California Value Add/Development Fund I, LP (Delaware) (50%)

   MNCVAD-OFC RIDDER PARK CA LLC (Delaware)

    MNCVAD-GRAYMARK RIDDER (Delaware) (97.50%)

 NYL Investors NCVAD II GP, LLC (Delaware)

  McMorgan Northern California Value Add/Development Fund II, LP (Delaware) (50%)

   MNCVAD II-MF HENLEY CA LLC (Delaware)

    MNCVAD II-SP HENLEY JV LLC (Delaware) (90%)

     MNCVAD II-SP HENLEY OWNER (Delaware)

   MNCVAD II-OFC 770 L Street CA LLC (Delaware)

   MNCVAD II-MF UNION CA LLC (Delaware)

    MNCVAD II- HOLLIDAY UNION JV LLC (Delaware) (90%)

   MNCVAD II-OFC HARBORS CA LLC (Delaware)

    MNCVAD II-SEAGATE HARBORS LLC (Delaware) (LLC: 90%)

   MNCVAD II-OFC 630 K Street CA LLC (Delaware)

 MSSDF GP LLC (Delaware)

MSSDF Member LLC (Delaware) (NYLIC: 35%, NYLIAC: 65%)

 Madison Square Structured Debt Fund LP (Delaware) (NYLIC: 14%, NYLIAC: 26.3%)

   MSSDF REIT LLC (Delaware)

    MSSDF REIT Funding Sub I LLC (Delaware)

    MSSDF REIT Funding Sub II LLC (Delaware)

    MSSDF REIT Funding Sub III LLC (Delaware)

    MSSDF REIT Funding Sub IV LLC (Delaware)

 MSVEF GP LLC (Delaware)

MCPF GP LLC (Delaware)

Madison Core Property Fund LP (Delaware) (NYL Investors is Non Member Manager 0.00%)8

MCPF Holdings Manager LLC (Delaware)

MCPF MA Holdings LLC (Delaware)

MCPF Holdings LLC (Delaware)

 MADISON-IND TAMARAC FL LLC (Delaware)

MIREF 1500 Quail, LLC (Delaware)

 MIREF Mill Creek, LLC (Delaware)

 MIREF Gateway, LLC (Delaware)

MIREF Gateway Phases II and III, LLC (Delaware)

 MIREF Delta Court, LLC (Delaware)

 MIREF Fremont Distribution Center, LLC (Delaware)

 MIREF Century, LLC (Delaware)

 MIREF Saddle River LLC (Delaware)

 MIREF Newpoint Commons, LLC (Delaware)

 MIREF Northsight, LLC (Delaware)

 MIREF Riverside, LLC (Delaware)

 MIREF Corporate Woods, LLC (Delaware)

 MIREF Bedminster, LLC (Delaware)

 Barton’s Lodge Apartments, LLC (Delaware) (90%)

 MIREF Marketpointe, LLC (Delaware)

 MIREF 101 East Crossroads, LLC (Delaware)

  101 East Crossroads, LLC (Delaware)

 MIREF Hawthorne, LLC (Delaware)

 MIREF Auburn 277, LLC (Delaware)

 MIREF Sumner North, LLC (Delaware)

 MIREF Wellington, LLC (Delaware)

 MIREF Warner Center, LLC (Delaware)

 MADISON-MF Duluth GA LLC (Delaware)

 MADISON-OFC Centerstone I CA LLC (Delaware)

 MADISON-OFC Centerstone III CA LLC Delaware)

 MADISON-MOB Centerstone IV CA LLC (Delaware)

 MADISON-OFC Centerpoint Plaza CA LLC (Delaware)

 MADISON-IND Logistics NC LLC (Delaware)

  MCPF-LRC Logistics LLC (Delaware) (90%)

 MADISON-MF Desert Mirage AZ LLC (Delaware)

 MADISON-OFC One Main Place OR LLC (Delaware)

 MADISON-IND Fenton MO LLC (Delaware)

 MADISON-IND Hitzert Roadway MO LLC (Delaware)

 MADISON-MF Hoyt OR LLC (Delaware)

 MADISON-RTL Clifton Heights PA LLC (Delaware)

 MADISON-IND Locust CA LLC (Delaware)

 MADISON-OFC Weston Pointe FL LLC (Delaware)

 MADISON-SP Henderson LLC (Delaware) (90%)

 MADISON-IND VISTA LOGISTICS OR LLC (Delaware)

  MADISON-SPECHT VISTA LOGISTICS LLC (Delaware) (95%)

  MADISON-MF MCCADDEN CA LLC (Delaware)

  MADISON-OFC 1201 WEST IL LLC (Delaware)

   MADISON-MCCAFFERY 1201 WEST IL LLC (Delaware) (92.5%)

  MADISON-MF CRESTONE AZ LLC (Delaware)

  MADISON-MF TECH RIDGE TX LLC (Delaware)

MSVEF Investor LLC (Delaware)

 MSVEF Feeder LP (Delaware) (55.56%)

  MSVEF REIT LLC (Delaware) (55.56%)

   Madison Square Value Enhancement Fund LP (Delaware) (51%)

    MSVEF-MF Evanston GP LLC (Delaware) (51%)

MSVEF-MF Evanston IL LP (Delaware) (51%)

    MSVEF-MF HUNTINGTON PARK GP LLC (Delaware)

     MSVEF-MF HUNTINGTON PARK WA LP (Delaware)

    MSVEF-OFC Tampa GP LLC

     MSVEF-OFC WFC Tampa FL LP

      MSVEF-FG WFC Tampa JV LP

       MSVEF-OFC WFC Tampa PO GP LLC

        MSVEF-FG WFC Property Owner LP

    MSVEF-IND Commerce 303 GP LLC (Delaware)

     MSVEF-IND Commerce 303 AZ LP (Delaware)

      MSVEF-SW Commerce 303 JV LP (Delaware)

CIGNA Life Insurance Company of New York (New York)

Life Insurance Company of North America (Pennsylvania)

 LINA Benefit Payments, Inc. (Delaware)

NYL Real Assets LLC (Delaware)

NYL Emerging Manager LLC (Delaware)

NYL Wind Investments LLC (Delaware)

NYLIFE Insurance Company of Arizona (Arizona)

NYLIC HKP Member LLC (Delaware) (NYLIC: 67.974%; NYLIAC 32.026%)

New York Life Insurance and Annuity Corporation (Delaware)

New York Life Enterprises LLC (Delaware)

SEAF Sichuan SME Investment Fund LLC (Delaware) (39.98%)

 New York Life International Holdings Limited (Mauritius) (84.38%)1

Max Ventures and Industries Limited (India) (21.3%, NYLIC: 1.4%)

NYL Cayman Holdings Ltd. (Cayman Islands)

 NYL Worldwide Capital Investments LLC (Delaware)

Seguros Monterrey New York Life, S.A. de C.V. (Mexico) (99.998%)2

1 NYL Cayman Holdings Ltd. owns 15.62%. [2] NYL Worldwide Capital Investment LLC owns 0.002%.

Administradora de Conductos SMNYL, S.A. de C.V. (Mexico) (99%)

Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”) (Mexico) (99%)

Inmobiliaria SMNYL, SA de C.V. (Mexico) (99% ; ADIS: 1%)

NYLIM Jacob Ballas India Holdings IV (Mauritius)

New York Life Investment Management Holdings LLC (Delaware)

 New York Life Investment Management Asia Limited (Cayman Islands)

  Japan Branch

 MacKay Shields LLC (Delaware)

   MacKay Shields Core Plus Opportunities Fund GP LLC (Delaware)

    MacKay Shields Core Plus / Opportunities Fund LP (Delaware)

   MacKay Municipal Managers Opportunities GP LLC (Delaware)

    MacKay Municipal Opportunities Master Fund, L.P. (Delaware)

    MacKay Municipal Opportunities Fund, L.P. (Delaware)

   MacKay Municipal Managers Credit Opportunities GP LLC (Delaware)

    MacKay Municipal Credit Opportunities Master Fund, L.P. (Delaware)

    MacKay Municipal Credit Opportunities Fund, L.P. (Delaware)

    MacKay Municipal Credit Opportunities HL Fund, L.P

   MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC (Cayman Is.)

    MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP (Cayman Is.)

   MacKay Municipal Short Term Opportunities Fund GP LLC (Delaware)

    MacKay Municipal Short Term Opportunities Fund LP (Delaware)

   Plainview Funds plc (Ireland) (50%) (MacKay Shields Employee: 50%)

   Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio (Ireland) (NYLIC: 0.00%; MacKay: 0.13%)

   MacKay Shields High Yield Active Core Fund GP LLC (Delaware)

    MacKay Shields High Yield Active Core Fund LP (Delaware)

  MacKay Shields Credit Strategy Fund Ltd (Cayman Islands)

  MacKay Shields Credit Strategy Partners LP (Delaware)

  MacKay Shields Defensive Bond Arbitrage Fund Ltd. (Bermuda) (13.64%)3

3 NYLIC owns 13.47%, NYLIAC owns 0.00%, and MacKay owns .17% for a total ownership of 13.54%.

  MacKay Shields Core Fixed Income Fund GP LLC (Delaware)

   MacKay Shields Core Fixed Income Fund LP (Delaware)

  MacKay Shields Select Credit Opportunities Fund GP LLC (Delaware)

   MacKay Shields Select Credit Opportunities Fund LP (Delaware)

   MacKay Shields High Yield Crossover Fund LP (Delaware)

 MacKay Shields (International) Ltd. (UK) (“MSIL”)

  MacKay Shields (Services) Ltd. (UK) (“MSSL”)

   MacKay Shields UK LLP (UK) (MSIL: 99%; MSSL: 1%)

  MacKay Municipal Managers Puerto Rico Opportunities GP LLC (Delaware)

   MacKay Puerto Rico Opportunities Funds, L.P. (Delaware)

   MacKay Puerto Rico Opportunities Feeder Fund, L.P. (Cayman Islands)

  MacKay Municipal Managers California Opportunities GP LLC (Delaware)

   MacKay Municipal Managers California Opportunities Fund, L.P. (Delaware)

  MacKay Municipal New York Opportunities GP LLC (Delaware)

   MacKay Municipal New York Opportunities Fund, L.P. (Delaware)

    MacKay Municipal Opportunities HL Fund, L.P. (Delaware)

  MacKay Municipal Capital Trading GP LLC (Delaware)

   MacKay Municipal Capital Trading Master Fund, L.P. (Delaware)

   MacKay Municipal Capital Trading Fund, L.P. (Delaware)

  MacKay Municipal Managers Strategic Opportunities GP LLC (Delaware)

   MacKay Municipal Managers Strategic Opportunities Fund, L.P. (Delaware)

  MacKay Shields US Equity Market Neutral Fund GP LLC (Delaware)

   MacKay Cornerstone US Equity Market Neutral Fund LP (Delaware)

  MacKay Shields Intermediate Bond Fund GP LLC (Delaware)

   MacKay Shields Intermediate Bond Fund LP (Delaware)

  MacKay Shields General Partner (L/S) LLC (Delaware)

   MacKay Shields Long/Short Fund (Master) (Delaware)

  MacKay Municipal Managers Opportunities Allocation GP LLC (Delaware)

   MacKay Municipal Opportunities Allocation Master Fund LP (Delaware)

   MacKay Municipal Opportunities Allocation Fund A LP (Delaware)

   MacKay Municipal Opportunities Allocation Fund B LP (Delaware)

  MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC (Delaware)

   MacKay Municipal U.S. Infrastructure Opportunities Fund LP (Delaware)

  MacKay Municipal Managers High Yield Select GP LLC (Delaware)

   MacKay Municipal High Yield Select Fund LP (Delaware)

  MacKay Flexible Income Fund GP LLC (Delaware)

   MacKay Flexible Income Fund LP (Delaware)

  MacKay Municipal Managers High Income Opportunities GP LLC (Delaware)

   MacKay Municipal High Income Opportunities Fund LP (Delaware)

Cascade CLO Manager LLC (Delaware)

  MKS CLO Holdings GP LLC (Delaware)

   MKS CLO Holdings, LP (Cayman Is.)

 MKS CLO Advisors, LLC (Delaware)

 MacKay Shields Europe Investment Management Limited (Ireland)

 MacKay Shields European Credit Opportunity Fund Limited (Jersey) (MacKay: 67%, NYLIAC: 33%)

 MKS TALF Opportunities Fund GP, LLC (Delaware)

MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman) LP (Cayman Is.)

MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman GBP-Hedged) LP (Cayman Is.)

MacKay Shields TALF 2.0 Opportunities Feeder Fund (US) LP (Delaware)

MacKay Shields TALF 2.0 Opportunities Master Fund LP (Delaware)

Cornerstone Capital Management Holdings LLC (Delaware)

  Madison Square Investors Asian Equity Market Neutral Fund GP, LLC (Delaware)

  Cornerstone US Equity Market Neutral Fund, LLC (Delaware)

  Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC (Delaware)

   Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P. (Delaware)

New York Life Investments Alternatives LLC (Delaware)

  Madison Capital Funding LLC (Delaware) (NYLIC: 21.90%; NYLIAC: 78.10%) (MCF is a Non-Managing Member)

MCF Co-Investment GP LLC (Delaware)

MCF Co-Investment GP LP (Delaware)

   Madison Capital Funding Co-Investment Fund LP (Delaware)

Madison Avenue Loan Fund GP LLC (Delaware)

Madison Avenue Loan Fund LP (Delaware)

 MCF Fund I LLC (Delaware)

MCF Hanwha Fund LLC (Delaware)7 (0 voting ownership)

Ironshore Investment BL I Ltd. (Bermuda)7 (0 voting ownership)

MCF CLO IV LLC (Delaware)7 (NYLIC: 6.7%)

MCF CLO V LLC (Delaware)7 (NYLIC: 5%)

MCF CLO VI LLC (Delaware)7 (0 voting ownership)

MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC) (Delaware)7 (0 voting ownership)

MCF CLO VIII Ltd. (Delaware) 7 (0 voting ownership)

 MCF CLO VIII LLC (Delaware)

MCF CLO IX Ltd. (Cayman Islands)7

 MCF CLO IX LLC (Delaware)

MCF KB Fund LLC (Delaware)7 (0 voting ownership)

MCF KB Fund II LLC (Delaware) 7 (0 voting ownership)

MCF Hyundai Fund LLC (Delaware) 7 (0 voting ownership)

MCF Senior Debt Fund–2020 LP7 (0 voting ownership)

Montpelier Carry Parent, LLC (Delaware)

Montpelier Carry, LLC (Delaware)

Montpelier GP, LLC (Delaware)

 Montpelier Fund, L.P. (Delaware)

MCF Mezzanine Carry I LLC (Delaware)9

MCF Mezzanine Fund I LLC (Delaware) (NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)

MCF PD Fund GP LLC (Delaware)7

 MCF PD Fund LP (Delaware)7

MCF Senior Debt Fund 2019-I GP LLC (Delaware)7

 MCF Senior Debt Fund 2019-I LP (Delaware)7

Warwick Seller Representative, LLC (Delaware)

Young America Holdings, LLC (“YAH”) (Delaware) (36.35%)9

 YAC.ECOM Incorporated (Minnesota)

 Young America, LLC (“YALLC”) (Minnesota)

  Global Fulfillment Services, Inc. (Arizona)

  SourceOne Worldwide, Inc. (Minnesota)

  YA Canada Corporation (Nova Scotia, Canada)

GoldPoint Partners LLC (Delaware)

   New York Life Capital Partners, L.L.C. (Delaware)

   New York Life Capital Partners II, L.L.C. (Delaware)

   New York Life Capital Partners III GenPar GP, LLC (Delaware)

New York Life Capital Partners IV GenPar GP, LLC (Delaware)

  New York Life Capital Partners IV GenPar, L.P. (Delaware)

   New York Life Capital Partners IV, L.P. (Delaware)

   New York Life Capital Partners IV-A, L.P. (Delaware)

GoldPoint Core Opportunities Fund, L.P. (Delaware)

 GoldPoint Core Opportunities Fund II L.P. (Delaware)

GoldPoint Mezzanine Partners IV GenPar GP, LLC (Delaware)

  GoldPoint Mezzanine Partners IV GenPar, LP (Delaware)

   GoldPoint Mezzanine Partners Co-Investment Fund A, LP (Delaware)

   GoldPoint Mezzanine Partners IV, LP (Delaware) (“GPPIVLP”)

    GPP Mezz IV A Blocker LP (Delaware)(“GPPMBA”)

    GPP Mezz IV A Preferred Blocker LP (Delaware)

    GPP Mezz IV B Blocker LP (Delaware) (“GPPMBB”)

    GPP Mezz IV C Blocker LP (Delaware) (“GPPMBC”)

    GPP Mezz IV D Blocker LP (Delaware) (“GPPMBD”)

    GPP Mezz IV E Blocker LPP (Delaware)

GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP (Delaware)

    GPP Mezz IV F Blocker LP (Delaware)

    GPP Mezz IV G Blocker LP (Delaware)

    GPP Mezz IV H Blocker LP (Delaware)

    GPP Mezz IV I Blocker LP (Delaware)

  GoldPoint Mezzanine Partners Offshore IV, L.P. (Cayman Islands)

GoldPoint Partners Co-Investment V GenPar GP LLC (Delaware)

  GoldPoint Partners Co-Investment V GenPar, LP (Delaware)

   GoldPoint Partners Co-Investment Fund A, LP (Delaware)

   GoldPoint Partners Co-Investment V, LP (Delaware)**

    GPP V B Blocker Holdco LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP (Delaware)

     GPP V – ECI Aggregator LP (Delaware)

    GPP V E Blocker Holdco LP (Delaware)

GPP V F Blocker Holdco LP (Delaware)

GPP V G Blocker Holdco LP (Delaware)

GoldPoint Partners Private Debt V GenPar GP, LLC (Delaware)

  GoldPoint Partners Private Debt Offshore V, LP (Cayman Island)

  GPP Private Debt V RS LP (Delaware)

  GoldPoint Partners Private Debt V GenPar GP, LP (Delaware)

   GoldPoint Partners Private Debt V, LP (Delaware)

    GPP Private Debt Blocker Holdco A, LLC (Delaware)

     GPP Private Debt V-ECI Aggregator LP (Delaware)

GPP Private Debt Blocker Holdco B, LLC (Delaware)

  GPP LuxCo V GP Sarl (Luxembourg)

  GPP Private Debt LuxCo V SCSp (Luxembourg)

GoldPoint Partners Select Manager III GenPar GP, LLC (Delaware)

  GoldPoint Partners Select Manager III GenPar, L.P. (Cayman Islands)

   GoldPoint Partners Select Manager Fund III, L.P. (Cayman Islands)

   GoldPoint Partners Select Manager Fund III AIV, L.P. (Delaware)

 GoldPoint Partners Select Manager IV GenPar GP, LLC (Delaware)

  GoldPoint Partners Select Manager IV GenPar, L.P. (Delaware)

   GoldPoint Partners Select Manager Fund IV, L.P. (Delaware)

GoldPoint Partners Select Manager V GenPar GP, LLC (Delaware)

  GoldPoint Partners Select Manager V GenPar, L.P. (Delaware)

   GoldPoint Partners Select Manager Fund V, L.P. (Delaware)

 GoldPoint Partners Canada V GenPar Inc. (New Brunswick, Canada)

  GoldPoint Partners Select Manager Canada Fund V, L.P. (Ontario, Canada)

GoldPoint Partners Canada III GenPar Inc. (Canada)

  GoldPoint Partners Select Manager Canada Fund III, L.P. (Canada)

GoldPoint Partners Canada IV GenPar Inc. (Delaware)

  GoldPoint Partners Select Manager Canada Fund IV, L.P. (Delaware)

GoldPoint Partners Co-Investment VI GenPar GP LLC (Delaware)

GoldPoint Partners Co-Investment VI GenPar, LP (Delaware)

GoldPoint Partners Co-Investment VI, LP (Delaware)

GPP VI - ECI Aggregator LP (Delaware)

GPP VI Blocker A LLC (Delaware)

GPP VI Blocker B LLC (Delaware)

GPP VI Blocker C LLC (Delaware)

GPP VI Blocker D LLC (Delaware)

GPP VI Blocker E LLC (Delaware)

   GoldPoint Partners Co-Investment VII GenPar GP LLC (Delaware)

    GoldPoint Partners Co-Investment VII GenPar, LP (Delaware)

     GoldPoint Partners Co-Investment VII, LP (Delaware)

   GoldPoint Private Credit GenPar GP, LLC (Delaware)

    GoldPoint Private Credit Fund, LP (Delaware) (GoldPoint: 100%)

NYLCAP 2010 Co-Invest GenPar GP, LLC (Delaware)

  NYLCAP 2010 Co-Invest GenPar L.P. (Delaware)

   NYLCAP 2010 Co-Invest L.P. (Delaware)

    NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P. (Delaware)

     NYLCAP 2010 Co-Invest ECI Blocker B L.P. (Delaware)

GoldPoint Partners Canada GenPar, Inc. (Canada)

NYLCAP Canada II GenPar Inc. (Canada)

  NYLCAP Select Manager Canada Fund II, L.P. (Canada)

   NYLIM Mezzanine Partners II GenPar GP, LLC (Delaware)

    NYLIM Mezzanine Offshore Partners II, LP (Cayman Islands)

   NYLIM Mezzanine Partners II GenPar, LP (Delaware)

   NYLCAP Mezzanine Partners III GenPar GP, LLC (Delaware)

    NYLCAP Mezzanine Partners III GenPar, LP (Delaware)

     NYLCAP Mezzanine Partners III, LP (Delaware)**

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP (Delaware)

 NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP (Delaware)

NYLCAP Mezzanine Offshore Partners III, L.P. (Cayman Islands)

NYLCAP Select Manager GenPar GP, LLC (Delaware)

    NYLCAP Select Manager GenPar, LP (Delaware)

   NYLCAP Select Manager Fund, LP (Delaware)

  NYLCAP Select Manager Cayman Fund, LP (Cayman Islands)

   NYLCAP Select Manager II GenPar GP, LLC (Delaware)

    NYLCAP Select Manager II GenPar GP, L.P. (Cayman Islands)

     NYLCAP Select Manager Fund II, L.P. (Cayman Islands)**

NYLCAP India Funding LLC (Delaware)

NYLIM-JB Asset Management Co., LLC (Mauritius) (24.66%)4

     New York Life Investment Management India Fund II, LLC (Mauritius)

New York Life Investment Management India Fund (FVCI) II, LLC (Mauritius)

   NYLCAP India Funding III LLC (Delaware)

    NYLIM-Jacob Ballas Asset Management Co. III, LLC (Mauritius) (24.66%)5

4 NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.

5 NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.

     NYLIM Jacob Ballas India Fund III (Mauritius) LLC

      NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC

      NYLIM Jacob Ballas India (FII) III (Mauritius) LLC

  Evolvence Asset Management, Ltd. (Cayman Islands) (Goldpoint: 24.5%)

   EIF Managers Limited (Mauritius) (58.72%)

   EIF Managers II Limited (Mauritius) (55%)

 PA Capital LLC (Delaware) (68.14%)

   BMG PAPM GP, LLC (Delaware)

    BMG PA Private Markets (Delaware) LP (Delaware)

    BMG Private Markets (Cayman) LP (Cayman Islands)

   PACD MM, LLC (Delaware)

    PA Capital Direct, LLC (Delaware)7

   PA Credit Program Carry Parent, LLC (Delaware)

    PA Credit Program Carry, LLC (Delaware)

PACIF Carry Parent, LLC (Delaware)

    PACIF Carry, LLC (Delaware)

PACIF GP, LLC Delaware)

Private Advisors Coinvestment Fund, LP (Delaware)

   PACIF II GP, LLC Delaware)

Private Advisors Coinvestment Fund II LP (Delaware)

   PACIF II Carry Parent, LLC (Delaware)

    PACIF II Carry, LLC (Delaware)

PACIF III GP, LLC (Delaware)

Private Advisors Coinvestment Fund III, LP (Delaware)

   PACIF III Carry Parent, LLC (Delaware)

    PACIF III Carry, LLC (Delaware)

   PACIF IV GP, LLC (Delaware)

    Private Advisors Coinvestment Fund IV, LP (Delaware)

   PACIF IV Carry Parent, LLC (Delaware)

    PACIF IV Carry, LLC (Delaware)

   PAMMF GP, LLC (Delaware)

    PA Middle Market Fund, LP (Delaware)

   PA Hedged Equity Fund, L.P. (Delaware)

Private Advisors Hedged Equity Fund (QP), L.P. (Delaware)

Private Advisors Hedged Equity Master Fund (Delaware)

   PASOF GP, LLC (Delaware)

    PA Strategic Opportunities Fund, LP (Delaware)

   PASCBF III GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund III, LP (Delaware)

   PASCBF IV GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund IV, LP (Delaware)

   PASCBF IV Carry Parent, LLC (Delaware)

    PASCBF IV Carry, LLC (Delaware)

   PASCBF V GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund V, LP (Delaware)

Private Advisors Small Company Buyout V–ERISA Fund, LP (Delaware)

   PASCBF V Carry Parent, LLC (Delaware)

    PASCBF V Carry, LLC (Delaware)

  PASCPEF VI Carry Parent, LLC (Delaware)

    PASCPEF VI Carry, LLC (Delaware)

  PASCPEF VI GP, LLC (Delaware)

    Private Advisors Small Company Private Equity Fund VI, LP (Delaware)

    Private Advisors Small Company Private Equity Fund VI (Cayman), LP (Cayman Islands)

   PASCPEF VII GP, LLC (Delaware)

    Private Advisors Small Company Private Equity Fund VII, LP (Delaware)

    Private Advisors Small Company Private Equity Fund VII (Cayman), LP (Cayman Islands)

  PASCPEF VII Carry Parent, LLC (Delaware)

     PASCPEF VII Carry, LLC (Delaware)

   PASCPEF VIII GP, LLC (Delaware)

    Private Advisors Small Company Private Equity Fund VIII, LP (Delaware)

    Private Advisors Small Company Private Equity Fund VIII (Cayman), LP (Delaware)

   PASCPEF IX GP, LLC (Delaware)

    PA Small Company Private Equity Fund IX, LP (Delaware)

    PA Small Company Private Equity Fund IX, (Cayman), LP (Cayman Islands)

  Cuyahoga Capital Partners IV Management Group LLC (Delaware)

    Cuyahoga Capital Partners IV LP (Delaware)

   Cuyahoga Capital Emerging Buyout Partners Management Group LLC (Delaware)

    Cuyahoga Capital Emerging Buyout Partners LP (Delaware)

   PA Real Assets Carry Parent, LLC (Delaware)

    PA Real Assets Carry, LLC (Delaware)

   PA Real Assets Carry Parent II, LLC (Delaware)

    PA Real Assets Carry II, LLC (Delaware)

   PA Emerging Manager Carry Parent, LLC (Delaware)

    PA Emerging Manager Carry, LLC (Delaware)

PA Emerging Manager Carry Parent II, LLC (Delaware)

    PA Emerging Manager Carry II, LLC (Delaware)

   RIC I GP, LLC (Delaware)

    Richmond Coinvestment Partners I, LP (Delaware)

   RIC I Carry Parent, LLC (Delaware)

    RIC I Carry, LLC (Delaware)

   PASF V GP, LLC (Delaware)

    Private Advisors Secondary Fund V, LP (Delaware)

   PASF V Carry Parent, LLC (Delaware)

    PASF V Carry, LLC (Delaware)

   PASF VI GP, LLC (Delaware)

    PA Secondary Fund VI, LP (Delaware)

   PARAF GP, LLC (Delaware)

    Private Advisors Real Assets Fund, LP (Delaware)

   PARAF Carry Parent, LLC (Delaware)

    PARAF Carry, LLC (Delaware)

   PASCCIF GP, LLC (Delaware)

    Private Advisors Small Company Coinvestment Fund, LP (Delaware)

    Private Advisors Small Company Coinvestment Fund-ERISA, LP (Delaware)

   PASCCIF II GP, LLC (Delaware)

    Private Advisors Small Company Coinvestment Fund II, LP (Delaware)

   PASCCIF Carry Parent, LLC (Delaware)

    PASCCIF Carry, LLC (Delaware)

   PARAF II GP, LLC (Delaware)

    Private Advisors Real Assets Fund II, LP (Delaware)

   Private Advisors Hedged Equity Fund, Ltd. (Cayman Islands) (0%)

   Private Advisors Hedged Equity Fund (QP), Ltd. (Cayman Islands) (0%)

Private Advisors Hedged Equity Master Fund, Ltd. (Cayman Islands) (owned by two funds above)

   UVF GP, LLC (Delaware)

Undiscovered Value Fund, LP (Delaware)

   Undiscovered Value Fund, Ltd. (Cayman Islands)8

    Undiscovered Value Master Fund SPC (Cayman Islands)

   Washington Pike GP, LLC (Delaware)

    Washington Pike, LP (Delaware)

   RidgeLake Partners GP, LLC (Delaware)

    RidgeLake Partners, LP (Delaware)

NYLCAP Holdings (Mauritius) (Mauritius)

 Jacob Ballas Capital India PVT. Ltd. (Mauritius) (23.30%)

 Industrial Assets Holdings Limited (Mauritius) (28.02%)

 JB Cerestra Investment Management LLP (Mauritius)

NYLIM Service Company LLC (Delaware)

NYL Workforce GP LLC (Delaware)

 New York Life Investment Management LLC (Delaware)

NYLIM Fund II GP, LLC (Delaware)

  NYLIM-TND, LLC (Delaware)

 New York Life Investment Management Hong Kong Limited (China)

 WFHG GP, LLC (Delaware) (50%)

   Workforce Housing Fund I-2007 LP (Delaware) (50%)

IndexIQ Holdings Inc. (Delaware) (“IQ Holdings”)

IndexIQ LLC (Delaware) (NYLIMH: 74.37%, IQHoldings: 25.63%)

 IndexIQ Advisors LLC (Delaware)

 IndexIQ Active ETF Trust (Delaware)7

  IQ MacKay Shields Municipal Insured ETF (NYLIAC: 0.00%)

  IQ MacKay Shields Municipal Intermediate ETF (NYLIAC: 31.00%)

  IQ Ultra Short Duration ETF (NYL: 0.00%)

 IndexIQ ETF Trust (Delaware)

  IQ 50 Percent Hedged FTSE Europe ETF (NYL: 0.00%)

  IQ 50 Percent Hedged FTSE International ETF (NYLIM Holdings: 53.50%)

  IQ 50 Percent Hedged FTSE Japan ETF (NYL: 0.00%)

  IQ 500 International ETF (NYLIM Holdings: 99.10%, NYLIAC: 0.00%)

  IQ Chaikin US Large Cap ETF (NYLIM Holdings: 96.70%)

  IQ Chaikin US Small Cap ETF (NYLIM Holdings: 79.60%)

  IQ Enhanced Core Plus Bond US ETF (NYL: 0.00%)

  IQ Global Agribusiness Small Cap ETF (NYL: 0.00%)

  IQ Global Resources ETF (NYLIM Holdings: (NYL: 0.00%)

  IQ Hedge Event-Driven Tracker ETF (NYL: 0.00%)

  IQ Hedge Long/Short Tracker ETF (NYL: 0.00%)

  IQ Hedge Macro Tracker ETF (NYL: 0.00%)

  IQ Hedge Market Neutral Tracker ETF (NYL: 0.00%)

  IQ Hedge Multi-Strategy Tracker ETF (NYL: 0.00%)

  IQ Leaders GTAA Tracker ETF (NYLC: 0.00%)

  IQ Merger Arbitrage ETF (NYL: 0.00%)

  IQ Real Return ETF (NYL: 0.00%)

  IQ S&P High Yield Low Volatility Bd ETF (NYLIM Holdings: 53.70%)

  IQ Short Duration Enhanced Cor Bd US ETF (NYL: 0.00%)

  IQ US Real Estate Small Cap ETF (NYL: 0.00%)

  IQ Candriam ESG International Equity ETF (NYLIM: 99.50%, NYLIAC: 9.34%)

  IQ Candriam ESG US Equity ETF (NYLIM: 97.90%, NYLIAC: 0.00%)

New York Life Investment Management Holdings International (Luxembourg)

 New York Life Investment Management Holdings II International (Luxembourg)

Candriam Group (“CG”) (Luxembourg)

 CGH UK Acquisition Company Limited (UK)

  Tristan Capital Partners Holdings Limited (England & Wales) (49%)

   Tristan Capital Holdings Limited (England & Wales)

   Tristan Capital Partners LLP (England & Wales)

EPISO 4 Co-Investment LLP (England & Wales)(50%, Tristan Capital Partners LLP 50%)

    EPISO 4 (GP) LLP (England & Wales) 16%)(5 individual members)

EPISO 4 Incentive Partners LLP (England & Wales)(4.7%)(18 Individual members and three corporate members)

CCP 5 Co-Investment LLP (England & Wales)(50%, Tristan Capital Partners LLP 50%)

      Tristan Capital Limited (England & Wales)

Tristan Capital Partners LLP (England & Wales)(92%)(25 individual members)

        CCP III Co-Investment (GP) Limited (Scotland)

         CCP III Co-Investment LP (Scotland)

         CCP IV Co-Investment LP (Scotland)

        CCP III (GP) LLP (England & Wales)(50%)

        CCP III Incentive Partners (GP) Limited (Scotland)

         CCP III Incentive Partners LP (Scotland)

         CCP IV Incentive Partners LP (Scotland)

        Curzon Capital Partners III (GP) Limited (England & Wales)

         CCP III (GP) LLP (England & Wales)(50%)

        EPISO 3 Co-Investment (GP) Limited (Scotland)

         EPISO 3 Co-Investment LP (Scotland)

        EPISO 3 Incentive Partners (GP) Limited (Scotland)

         EPISO 3 Incentive Partners LP (Scotland)

        EPISO 3 IOM Limited (Isle of Man)

        CCP IV (GP) LLP (England & Wales) (50%)

        Curzon Capital Partners IV (GP) Limited (England & Wales)

        CCP 5 GP LLP (England & Wales)(33%)(2 individual members)

        CCP 5 Pool Partnership GP Limited (Jersey)

         CCP 5 Pool Partnership SLP (Jersey)

Tristan Capital Partners Asset Management Limited (England & Wales)

TCP Poland Spolka z ograniczoną odpowiedzialnoscią (Poland)

        TCP Co-Investment (GP) S.à.r.l. (Luxembourg)

         TCP Co-Investment SCSP (Luxembourg)

         TCP Incentive Partners SCSP (Luxembourg)

        TCP Incentive Partners (GP) S.à.r.l. (Luxembourg)

German Property Performance Partners Investors Feeder Verwaltungs GmbH (Germany)

        EPISO 4 (GP) S.à.r.l. (Luxembourg)

        EPISO 4 (GP) II S.à.r.l. (Luxembourg)

     Tristan (Holdings) Limited (England & Wales) (0%) (10 shares held by an individual)

      EPISO 3 Feeder (GP) Limited (Scotland)

      CCP V Feeder (GP) LLP (England & Wales) (2 individual members)

      EPISO 4 Feeder (GP) LLP (England & Wales) (2 individual members)

      CCP 5 Feeder LLP (England & Wales) (33%) (2 individual members)

      Tristan Global Securities GP Limited (Cayman Islands)

       Tristan Global Securities LP (Cayman Islands)

KTA Holdco (Luxembourg) (CANLUX: 66.67%, NYLIA: 33.33%)

Kartesia Management SA (Luxembourg) (33%)

Candriam Luxco S.a.r.l. (Luxembourg) (“CANLUXS”)

 Candriam Luxembourg (Luxembourg) (”CANLUX”) (CG: 90.972%; 1 share held by CANLUXS)

   Candriam Luxembourg Italy Branch

   Candriam Luxembourg UK Establishment

   Candriam Luxembourg Germany Branch

   Candriam Luxembourg US Branch

   Candriam Luxembourg Spain Branch

   Candriam Luxembourg Netherlands Branch

   Candriam Luxembourg MENA Branch (Dubai, UAE)

Candriam Belgium (Belgium) (“CANBEL”) (99.99%; CG: 0.01%)

Candriam France (France) (”CANFR”)

Candriam Monétaire SICAV (France) (CANBEL: 0.95%; CANFR: 0.95%, CIG: 0.01%)

Candriam Switzerland LLC (Switzerland)

Candriam GP (Luxembourg)

Belfius Fund (Luxembourg) (SICAV with Board controlled by Candriam)

 Belfius Fund Belgian Small & Mid Caps (0.00%)

Belfius Equities (Belgian) (CIG:0.00%)

BIL Invest (Luxembourg) (0.00%)

BlueOrchard Microfinance Fund (Luxembourg) (0.00%)

Cordius (Luxembourg) (CANLUX: 12.17%, CANBEL: 7.99%, CANFR: 0.00%)

Cordius CIG (“CIG”) (CANLUX: 60.39%; CANBEL: 39.53%; CANFR: 0.00%)

Candriam Absolute Return (Luxembourg) (CANLUX: 0.13%, CANFR: .0.00%, NYLIAC: 0.00%, CIG: 7.63%)

Candriam Absolute Return Equity Market Neutral (Lux) (CANLUX: .10%, CANFR: .0.00%, NYLIAC: 0.00%, CIG: 9.11%)

Candriam Absolute Return Long Short Digital Equity (CANLUX: 0.28, CIG: 0.01%, NYLIAC: 0.00%)

Candriam Alternative (Luxembourg) (CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)

Candriam Alternative Systemat (CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)

Candriam Bonds (Luxembourg) (CANLUX: 0.02%, CANFR: 0.00, CIG: 0.00%)

 Candriam Bonds Capital Securities (CANFR: 0.00%, CIG: 0.01%)

Candriam Bonds Convertible Defensive (CANLUX: 0.04%)

Candriam Bonds Convertible Opportunities (CANLUX: .0.00%)

Candriam Bonds Credit Opportunities (CANLUX: 0.01%)

Candriam Bonds Emerging Debt Local Currencies (CANLUX: 0.06%, CIG: 0.01)

Candriam Bonds Emerging Markets (CANLUX: 0.03%, CANFR: 0.00%)

Candriam Bonds Emerging Markets Total Return (CANLUX: 0.08%)

Candriam Bonds Emerging Markets Corporate (0.00%)

Candriam Bonds Euro (0.00%)

Candriam Bonds Euro Corporate (CANLUX: 0.03%)

Candriam Bonds Euro Corporate Financials (0.00%)

Candriam Bonds Euro Diversified (0.00%)

Candriam Bonds Euro Government (CANLUX: 0.03%, CANFR: 0.00%)

Candriam Bonds Euro High Yield (CANFR 0.00%, CANLUX: 0.01%)

Candriam Bonds Euro Short Term (CANLUX: 0.02%)

Candriam Bonds Euro Long Term (CANLUX: 0.00, CIG: 0.02%)

Candriam Bonds Floating Rate Notes (0.00%)

Candriam Bonds Global Government (0.00%)

Candriam Bonds Global High Yield (CANLUX: 0.07%)

Candriam Bonds Global Inflation Short Duration (0.00%)

Candriam Bonds Global Sovereign Quality (CIG: 0.01%)

Candriam Bonds International (CANLUX: 0.17%, CIG: 0.01%)

Candriam Bonds Total Return (CANLUX: 0.04%)

Candriam Bonds Total Return Defensive (CANFR:0.00%)

     Candriam Business Equities (Belgium) (0.00%)

      Candriam Business Equities EMU (0.00%)

      Candriam Business Equities Global Income (0.00%)

     Candriam Diversified Futures (CIG: 0.01%, CANFR: 5.92%)

     Candriam Equities L (Luxembourg) (CANLUX: 0.00%)

      Candriam Equities L Asia (0.00%)

      Candriam Equities L Australia (0.00%)

      Candriam Equities L Biotechnology (0.00%)

      Candriam Equities L Emerging Markets (CANLUX: 0.01%)

      Candriam Equities L EMU (0.01%)

      Candriam Equities L Europe Conviction (CANLUX: 0.02%, CIG: 0.01%)

      Candriam Equities L Europe Innovation (0.00%)

      Candriam Equities L Europe Optimum Quality (0.00%)

      Candriam Equities L Small and Mid Caps (CANLUX 0.04%)

      Candriam Equities L Global Demography (CANLUX 0.01%)

      Candriam Equities L Japan (CANLUX 0.00%)

      Candriam Equities L Life Care (CIG: 0.03)

      Candriam Equities L Oncology Impact (CANLUX 0.00%)

      Candriam Equities L Robotics & Innovation Technology (CANLUX: 0.02%)

     Candriam Fund (Luxembourg) (0.00%)

      Candriam Fund Sustainable Euro Corporate Bonds Fossil Free (CIG: 0.01%)

      Candriam Fund Sustainable European Equities Fossil Free (CIG: 0.00%)

     Candriam GF (Luxembourg) (NYLIAC: 56.07%, CIG: 0.02%)

      Candriam GF AUSBIL Global Essential Infrastructure (NYLIAC: 77.24%, CIG: 0.01%)

      Candriam GF Short Duration US High Yield Bonds (NYLIAC: 30.84%, CIG: 0.02%)

      Candriam GF U.S. Equity Opportunities (NYLIAC: 0.00%, CIG: 0.05%)

      Candriam GF US Corporate Bonds (NYLIAC: 95.95%)

Candriam GF US High Yield Corporate Bonds (NYLIAC: 65.22%, CIG: 0.01%)

     Candriam Global Alpha (Luxembourg) (CANLUK: 0.12%, CIG: 0.01%)

     Candriam Impact One (Luxembourg) (NYLIAC: 38.46%)

     Candriam Index Arbitrage (Luxembourg) (CANLUX: 0.02%, CANFR: 0.00%)

     Candriam L (Luxembourg) (CANLUX: .0.06%, NYLIAC: 0.81%, CIG: ..06%)

      Candriam L Balanced Asset Allocation (CIG: 0.01%)

      Candriam L Conservative Asset Allocation (CANLUX: 0.16%, CIG: .00%)

      Candriam, L Defensive Asset Allocation (CIG: 0.05%)

      Candriam L Dynamic Asset Allocation (CIG: 5.21%)

      Candriam L Multi-Asset Income (CANLUX: 0.06%)

      Candriam L Multi-Asset Income & Growth (CANLUX: 0.04%)

      Candriam L Multi-Asset Premia (NYLIAC: 15.68%, CIG: 0.03%)

     Candriam Long Short Credit (CANLUX: 0.01%)

     Candriam Money Market (Luxembourg) (CANLUX: 0.01%, CANFR: 0.00%)

      Candriam Money Market Euro (CANFR: .0.00%)

Candriam Money Market Euro AAA (CANLUX: 0.10%, CANFR: 0.00%)

      Candriam Money Market Usd (0.00%)

Candriam Multi-Strategies (Luxembourg) (CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)

Candriam Patrimoine Obli-Inter (France) (CANFR: 0.00%)

     Candriam Quant (Luxembourg) (CANLUX: 0.00%, CIG: 0.01%)

      Candriam Quant Equities Europe (CIG 0.00%)

      Candriam Quant Equities Multi-Factor EMU (CIG: 0.03%)

      Candriam Quant Equities Multi-Factor Global (CIG: 0.01%)

Candriam Quant Equities USA (CIG 0.01%)

     Candriam Risk Arbitrage (Luxembourg) (CANLUX: 0.03%, CIG: 0.00%)

     Candriam SRI (Luxembourg) (CANLUX: 0.01%, CANBEL: 0.00%, CANFR: 0.00%)

      Candriam SRI Bond Emerging Markets (CANLUX: 0.01%, CANFR: 0.00%)

Candriam SRI Bond Euro (CANLUX: 0.04%)

Candriam SRI Bond Euro Aggregate Index (CIG: 0.01%)

Candriam SRI Bond Euro Corporate (CANLUX: 0.03%)

Candriam SRI Bond Euro Short Term (0.00%)

Candriam SRI Bond Global (0.00%)

Candriam SRI Bond Global High Yield (CANLUX: 0.02%)

Candriam SRI Defensive Asset Allocation (CANBEL: 0.00%)

Candriam SRI Equity Circular Economy (CIG: 0.01)

Candriam SRI Equity Climate Action (CIG: 0.00%)

Candriam SRI Equity Emerging Markets (CANLUX: 0.01%)

Candriam SRI Equity EMU (CANLUX: 0.02%)

Candriam SRI Equity Europe (CANLUX: 0.01%)

Candriam SRI Equity North America (CANLUX: 0.01%)

Candriam SRI Equity Pacific (0.01%)

Candriam SRI Equity World (CANLUX: 0.01%)

Candriam SRI Money Market Euro (0.00%)

     Candriam Sustainable (Luxembourg) (CANLUX: 0.01%, CIG: 0.00%)

      Candriam Sustainable Bond Emerging Markets (CANLUX: 0.01%)

      Candriam Sustainable Bond Euro (CANLUX: 0.04)

      Candriam Sustainable Bond Euro Aggregate Index (CIG: 0.01%)

      Candriam Sustainable Bond Euro Corporate (CANLUX: 0.03%)

      Candriam Sustainable Bond Euro Short Term (0.00%)

      Candriam Sustainable Bond Global (0.00%)

      Candriam Sustainable Bond Global High Yield (CANLUX: 0.01%)

      Candriam Sustainable Defensive Asset Allocation (0.00%)

      Candriam Sustainable Equity Circular Economy (CIG: 0.01%)

      Candriam Sustainable Equity Climate Action (0.00%)

      Candriam Sustainable Equity Emerging Markets (CANLUX: 0.01%)

      Candriam Sustainable Equity EMU (CANLUX: 0.02%)

      Candriam Sustainable Equity Europe (CANLUX: 0.01%)

      Candriam Sustainable Equity Future Mobility (CIG: 0.14%)

      Candriam Sustainable Equity North America (CANLUX: 0.01%)

      Candriam Sustainable Equity Pacific (CIG: 0.01%)

      Candriam Sustainable Equity World (CANLUX: 0.01%)

      Candriam Sustainable Euro Bonds (CIG: 0.58%)

      Candriam Sustainable Euro Corporate Bonds (0.00%)

Candriam Sustainable Euro Short Term Bonds (CIG: 0.01%)

      Candriam Sustainable Europe (0.00%)

      Candriam Sustainable High (CIG: 0.01%)

Candriam Sustainable Low (0.00%)

Candriam Sustainable Medium (0.00%)

Candriam Sustainable Money Market Euro (0.00%)

Candriam Sustainable North America (0.00%)

      Candriam Sustainable Pacific (CIG: 0.01%)

      Candriam Sustainable World (0.00%)

      Candriam Sustainable World Bonds (CIG: 0.38%)

     Candriam World Alternative (Luxembourg) (CANLUX: 0.09%, NYLIAC: 29.90%, CIG: 0.00%)

     Candriam World Alternative Alphamax (NYLIAC: 37.61%, CANLUX: 0.12%, CIG: 0.00%)

     Cleome Index (Luxembourg) (0.00%)

      Cleome Index EMU Equities (0.00%)

Cleome Index Euro Corporate Bonds (0.00%)

Cleome Index Euro Government Bonds (0.00%)

Cleome Index Euro Long Term Bonds (0.00%)

Cleome Index Euro Short Term Bonds (0.00%)

Cleome Index Europe Equities (0.00%)

Cleome Index Global Equities (CIG: 0.07%)

Cleome Index USA Equities (0.00%)

     Paricor (CIG: 0.06%)

      Paricor Patrimonium (CIG: 0.07%)

     IndexIQ (CIG: 29%)

      IndexIQ Factors Sustainable Corporate Euro Bond (CIG: 40%)

      IndexIQ Factors Sustainable EMU Equity (CIG: 2.38%)

IndexIQ Factors Sustainable Europe Equity (CIG: 19%)

      IndexIQ Factors Sustainable Japan Equity (CIG: 30%)

      IndexIQ Factors Sustainable Sovereign Euro Bond (CIG: 19%)

Ausbil Investment Management Limited (Australia) (“AUSBIL”) (78.83%)

 Ausbil Australia Pty. Ltd. (Australia)

 Ausbil Asset Management Pty. Ltd. (Australia)

 Ausbil Global Infrastructure Pty. Limited (Australia) (55%) (45% owned by 4 employees)

   ISPT Holding (Australia) (.037%)

   Ausbil Investment Management Limited Employee Share Trust (Australia) (Ausbil: 100%)

Ausbil 130/30 Focus Fund (Australia)6

[6] Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party

Ausbil IT - Ausbil Dividend Income Fund (Australia) (NYLIAC: 25.80%)

 Ausbil IT - Ausbil Active Sustainable Equity Fund (Australia) (NYLIAC 37.19%) (Ausbil has sole authority over fund)

  Ausbil Australian Active Equity Fund (Australia)

  Ausbil Australian Concentrated Equity Fund (Australia)

  Ausbil Australian Emerging Leaders Fund (Australia)

  Ausbil Australian Geared Equity Fund (Australia)

  Ausbil Australian Smallcap Fund (Australia)

  Ausbil Balanced Fund (Australia)

  Ausbil EGS Focus Fund (Australia)

  Ausbil IT - Ausbil Global Essential Infrastructure Fund (Australia) (NYLIAC: .48.98%)

  Ausbil IT - Ausbil Global Resources Fund (Australia) (50.19%)

  Ausbil IT - Ausbil Global SmallCap Fund (Australia) (66.13%)

  Ausbil IT - Ausbil Microcap Fund (Australia) (NYLIAC: 1 4.99%)

  Ausbil IT - MacKay Shields Multi-Sector Bond Fund (Australia) (NYLIAC: 98.08%)

  Ausbit IT – Ausbil Long Short Focus Fund (Australia) (NYLIAC: 96.25%)

NYLIFE Distributors LLC (Delaware)

Flatiron CLO 2013-1-Ltd. (Cayman Islands) (NYL: 0%) (NYLIC: 25% equity)

Flatiron CLO 2015-1 Ltd. (Cayman Islands) (NYL: 0%) (NYL Investors Approx. 59.155% Equity)

Flatiron CLO 17 Ltd. (Cayman Islands) (NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)

Flatiron CLO 18 Ltd. (Cayman Islands) (NYL: 0%) (NYL Investors 100% Equity)

Flatiron CLO 18 Funding Ltd. (Cayman Islands) (NYL: 100%)

Flatiron CLO 19 Funding Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 20 Funding Ltd. (Cayman Islands) (NYL: 0%) (NYL Investors 62% Equity)

Stratford CDO 2001-1 Ltd. (Cayman Islands)

NYLIFE LLC (Delaware)

Eagle Strategies LLC (Delaware)

Fabric of Family LLC (Delaware)

New York Life Capital Corporation (Delaware)

New York Life Trust Company (New York)

NYLIFE Securities LLC (Delaware)

NYLINK Insurance Agency Incorporated (Delaware)

NYLUK I Company (United Kingdom)

  NYLUK II Company (United Kingdom)

   Gresham Mortgage (United Kingdom)

   W Construction Company (United Kingdom)

   WUT (United Kingdom)

   WIM (AIM) (United Kingdom)

Silver Spring, LLC (Delaware)

 Silver Spring Associates, L.P. (Pennsylvania)

SCP 2005-C21-002 LLC (Delaware)

SCP 2005-C21-003 LLC (Delaware)

SCP 2005-C21-006 LLC (Delaware)

SCP 2005-C21-007 LLC (Delaware)

SCP 2005-C21-008 LLC (Delaware)

SCP 2005-C21-009 LLC (Delaware)

SCP 2005-C21-017 LLC (Delaware)

SCP 2005-C21-018 LLC (Delaware)

SCP 2005-C21-021 LLC (Delaware)

SCP 2005-C21-025 LLC (Delaware)

SCP 2005-C21-031 LLC (Delaware)

SCP 2005-C21-036 LLC (Delaware)

SCP 2005-C21-041 LLC (Delaware)

SCP 2005-C21-043 LLC (Delaware)

SCP 2005-C21-044 LLC (Delaware)

SCP 2005-C21-048 LLC (Delaware)

SCP 2005-C21-061 LLC (Delaware)

SCP 2005-C21-063 LLC (Delaware)

SCP 2005-C21-067 LLC (Delaware)

SCP 2005-C21-069 LLC (Delaware)

SCP 2005-C21-070 LLC (Delaware)

NYMH-Ennis GP, LLC (Delaware)

 NYMH-Ennis, L.P. (Texas)

NYMH-Freeport GP, LLC (Delaware)

 NYMH-Freeport, L.P. (Texas)

NYMH-Houston GP, LLC (Delaware)

 NYMH-Houston, L.P. (Texas)

NYMH-Plano GP, LLC (Delaware)

 NYMH-Plano, L.P. (Texas)

NYMH-San Antonio GP, LLC (Delaware)

 NYMH-San Antonio, L.P. (Texas)

NYMH-Stephenville GP, LLC (Delaware)

 NYMH-Stephenville, L.P. (Texas)

NYMH-Taylor GP, LLC (Delaware)

 NYMH-Taylor, L.P. (Texas)

NYMH-Attleboro MA, LLC (Delaware)

NYMH-Farmingdale, NY LLC (Delaware)

NYLMDC-King of Prussia GP, LLC (Delaware)

 NYLMDC-King of Prussia Realty, LP (Delaware)

NYLife Real Estate Holdings LLC (Delaware)

 Huntsville NYL LLC (Delaware)

 CC Acquisitions, LP (Delaware)

 REEP-IND Cedar Farms TN LLC (Delaware)

  Cedar Farms JV LLC (Delaware) (90%)

 REEP-IND Continental NC LLC (Delaware)

  LRC-Patriot, LLC (Delaware) (93%)

   REEP-LRC Industrial LLC (Delaware)

REEP-IND Forest Park NJ LLC (Delaware)

 FP Building 4 LLC (Delaware)

 FP Building 1-2-3 LLC (Delaware)

 FP Building 17, LLC (Delaware)

 FP Building 20, LLC (Delaware)

 FP Mantua Grove LLC (Delaware)

 FP Lot 1.01 LLC (Delaware)

REEP-IND NJ LLC (Delaware)

 NJIND JV LLC (Delaware) (93%)

  NJIND Hook Road LLC (Delaware)

  NJIND Bay Avenue LLC (Delaware)

  NJIND Corbin Street LLC (Delaware)

REEP-MF Cumberland TN LLC (Delaware)

 Cumberland Apartments, LLC (Tennessee)

REEP-MF Enclave TX LLC (Delaware)

 Enclave CAF LLC (Delaware)

REEP-MF Marina Landing WA LLC (Delaware)

 REEP-SP Marina Landing LLC (Delaware) (98%)

REEP-MF Mira Loma II TX LLC (Delaware)

 Mira Loma II, LLC (Delaware) (50%)

 REEP-MF Summitt Ridge CO LLC (Delaware)

  Summitt Ridge Apartments, LLC (Delaware)

 REEP-MF Woodridge IL LLC (Delaware)

 REEP-OF Centerpointe VA LLC (Delaware)

  Centerpointe (Fairfax) Holdings LLC (Delaware) (50%)

 REEP-OFC 575 Lex NY LLC (Delaware)

 REEP-OFC 575 Lex NY GP LLC (Delaware)

  Maple REEP-OFC 575 Lex Holdings LP (Delaware) (50%)

  Maple REEP-OFC 575 Lex Owner LLC (Delaware) (50%)

 REEP-RTL SASI GA LLC (Delaware)

 REEP-RTL Bradford PA LLC (Delaware)

 REEP-OFC Royal Centre GA LLC (Delaware)

  Royal Centre, LLC (Delaware) (90%)

 REEP-RTL CTC NY LLC (Delaware)

 REEP-OFC 5005 LBJ Freeway TX LLC (Delaware) (97%)

  5005 LBJ Tower LLC (Delaware) (97%)

  REEP-OFC/RTL MARKET ROSS TX LLC (Delaware)

  MARKET ROSS TX JV LLC (Delaware) (98.7%)

   MARKET ROSS TX GARAGE OWNER LLC (Delaware)

   MARKET ROSS TX OFFICE OWNER LLC (Delaware)

   MARKET ROSS TX RETAIL OWNER LLC (Delaware)

 REEP-OFC Mallory TN LLC (Delaware)

  3665 Mallory JV LLC (Delaware) (90.9%)

REEP-OFC WATER RIDGE NC LLC (Delaware)

REEP-OFC Viridian AZ LLC (Delaware)

 REEP-Hines Viridian JV LLC (Delaware) (73.0309%)

REEP-OFC 2300 Empire LLC (Delaware)

REEP-MF Wynnewood PA LLC (Delaware)

 Wynnewood JV LLC (Delaware) (92.5%)

REEP-MU Fayetteville NC LLC (100%) (Delaware)

 501 Fayetteville JV LLC (85%) (Delaware)

  501 Fayetteville Owner LLC (100%) (Delaware)

REEP-MU SOUTH GRAHAM NC LLC (Delaware)

 401 SOUTH GRAHAM JV LLC (Delaware) (90%)

  401 SOUTH GRAHAM OWNER LLC (Delaware)

REEP-IND COMMERCE CITY CO LLC (Delaware)

 REEP-BRENNAN COMMERCE CITY JV LLC (Delaware)

REEP-MF ART TOWER OR LLC (Delaware)

 REEP-WP ART TOWER JV LLC (Delaware)

REEP-OFC Mass Ave MA LLC (Delaware)

REEP-MF FARMINGTON IL LLC (Delaware)

 REEP-MARQUETTE FARMINGTON JV LLC (Delaware) (90%)

  REEP-MARQUETTE FARMINGTON OWNER LLC (Delaware)

2015 DIL PORTFOLIO HOLDINGS LLC (Delaware) (NYLIC: 100%)

 PA 180 KOST RD LLC (Delaware)

2017 CT REO HOLDINGS LLC (Delaware) (NYLIC: 62.307692%; NYLIAC: 37.692308%)

Cortlandt Town Center LLC (Delaware)

REEP-HZ SPENCER LLC (Delaware)

REEP-IND 10 WEST AZ LLC (Delaware)

REEP-IND 4700 Nall TX LLC (Delaware)

REEP-IND Aegean MA LLC (Delaware)

REEP-IND Alpha TX LLC (Delaware)

REEP-IND MCP VIII NC LLC (Delaware)

REEP-IND CHINO CA LLC (Delaware)

REEP-IND FREEDOM MA LLC (Delaware)

REEP-IND Fridley MN LLC (Minnesota)

REEP-IND Green Oaks IL LLC (Delaware)

REEP-IND Kent LLC (Delaware)

REEP-IND LYMAN MA LLC (Delaware)

REEP- IND MCP II NC LLC (Delaware)

REEP- IND MCP III NC LLC (Delaware)

REEP- IND MCP IV NC LLC (Delaware)

REEP- IND MCP V NC LLC (Delaware)

REEP- IND MCP VII NC LLC (Delaware)

REEP-INC MCP III OWNER NC LLC (Delaware)

REEP-IND RTG NC LLC (Delaware)

REEP-IND Simonton TX LLC (Delaware)

REEP-IND Valley View TX LLC (Delaware)

REEP-IND Valwood TX LLC (Delaware)

REEP-MF 960 East Paces Ferry GA LLC (Delaware)

REEP-MF 960 EPF Opco GA LLC (Delaware)

REEP-MF Emblem DE LLC (Delaware)

REEP-MF Gateway TAF UT LLC (Delaware) (NYLIC: 99%, NYLIAC: 1%)

 REEP-WP Gateway TAB JV LLC (Delaware) (LLC: 99%, NYLIAC: 1%)

REEP-MF Issaquah WA LLC (Delaware)

REEP-MF Mount Vernon GA LLC (Delaware)

REEP-MF Mount Laurel NJ LLC (Delaware)

REEP-MF NORTH PARK CA LLC (Delaware)

REEP-MF AVERY TX LLC (Delaware)

 REEP-AVERY OWNER LLC (Delaware)

REEP-MF Verde NC LLC (Delaware)

REEP-MF Wallingford WA LLC (Delaware)

REEP-OFC Bellevue WA LLC (Delaware)

REEP-OFC WATER RIDGE NC HOLDCO LLC (Delaware)

REEP-OFC ONE WATER RIDGE NC LLC (Delaware)

REEP-OFC TWO WATER RIDGE NC LLC (Delaware)

REEP-OFC FOUR WATER RIDGE NC LLC (Delaware)

REEP-OFC FIVE WATER RIDGE NC LLC (Delaware)

REEP-OFC SIX WATER RIDGE NC LLC (Delaware)

REEP-OFC SEVEN WATER RIDGE NC LLC (Delaware)

REEP-OFC EIGHT WATER RIDGE NC LLC (Delaware)

REEP-OFC NINE WATER RIDGE NC LLC (Delaware)

REEP-OFC TEN WATER RIDGE NC LLC (Delaware)

REEP-OFC ELEVEN WATER RIDGE NC LLC (Delaware)

REEP-MF FOUNTAIN PLACE MN LLC (Delaware)

 REEP-MF FOUNTAIN PLACE LLC (Delaware)

REEP-MF Park-Line FL LLC (Delaware)

REEP-OFC 2300 Empire CA LLC (Delaware)

REEP-IND 10 WEST II AZ LLC (Delaware)

REEP-RTL Flemington NJ LLC (Delaware)

REEP-RTL Mill Creek NJ LLC (Delaware)

REEP-RTL NPM GA LLC (Delaware)

REEP TAB ONE LLC (Delaware)

REEP-RTL DTC VA LLC (Delaware)

NJIND Raritan Center LLC (Delaware)

NJIND Talmadge Road LLC (Delaware)

NJIND Melrich Road LLC (Delaware)

FP Building 18, LLC (Delaware)

FP Building 19, LLC (Delaware)

PTC Acquisitions, LLC (Delaware)

Martingale Road LLC (Delaware)

New York Life Funding (Cayman Islands)7

New York Life Global Funding (Delaware)7

Government Energy Savings Trust 2003-A (GEST) (New York)8

UFI-NOR Federal Receivables Trust, Series 2009B (New York)8

NYLARC Holding Company Inc. (Arizona)7

New York Life Agents Reinsurance Company (Arizona)7

JREP Fund Holdings I, L.P. (12.5%) (Cayman Is.)

Jaguar Real Estate Partners L.P. (30.3%) (Cayman Is.)

NYLIFE Office Holdings Member LLC (Delaware) (51%)

 NYLIFE Office Holdings LLC (Delaware) (51%)

  NYLIFE Office Holdings REIT LLC (Delaware)

   REEP-OFC DRAKES LANDING CA LLC (Delaware)

   REEP-OFC CORPORATE POINTE CA LLC (Delaware)

   REEP-OFC VON KARMAN CA LLC (Delaware)

   REEP-OFC ONE BOWDOIN SQUARE MA LLC (Delaware)

   REEP-OFC 525 N Tryon NC LLC (Delaware)

    525 Charlotte Office LLC (Delaware) (100%)

  NYLIFE Office Holdings Acquisitions REIT LLC (Delaware)

  REEP OFC Westory DC LLC (Delaware)

Skyhigh SPV Note Issuer 2020 Parent Trust8

Skyhigh SPV Note Issuer 2020 LLC8

[7] Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests. [8] Control is through financial interest, not ownership of voting interests.

ITEM 30. INDEMNIFICATION

The MainStay Group of Funds, which includes MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article VII of MainStay VP Funds Trust’s (“Registrant’s”) Declaration of Trust states as follows:

Section 3. Indemnification.

(a) For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

Laws:

(b) Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws

(i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii) every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c) Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d) No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e) With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i) by the court or other body before which the Proceeding was brought;

(ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial- type inquiry).

(f) The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g) Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and By-Laws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open- end registered management investment companies: MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds.

The list of officers and directors of New York Life Investments, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investments (SEC File No: 801-57396).

Brown Advisory LLC – File No. 80-38826
Candriam Belgium – File No. 801-80508

Epoch Investment Partners, Inc. – File No. 801-63118
FIAM LLC – File No. 801-63658
IndexIQ Advisors LLC – File No. 801-68220
Janus Capital Management LLC – File No. 801-13991
MacKay Shields LLC – File No. 801-5594
Newton Investment Management North America – File No. 801-120501
NYL Investors LLC – File No. 801-78759
Pacific Investment Management Company, LLC – File No. 801-48187
Segall Bryant & Hamill, LLC – File No. 801-47232
T. Rowe Price Associates, Inc. – File No. 801-856
Wellington Management Company LLC – File No. 801-15908
Winslow Capital Management LLC – File No. 801-41316

ITEM 32. PRINCIPAL UNDERWRITERS

a. Inapplicable

b. Inapplicable

c. Inapplicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, the Registrant, the Manager, the Subadvisors and NYLIFE Distributors LLC. The Registrant, the Manager and NYLIFE Distributors LLC’s address is 30 Hudson Street, Jersey City, New Jersey 07302. The Subadvisors addresses are: Brown Advisory LLC, 901 South Bond Street, Suite 400, Baltimore, Maryland 21231; Candriam Belgium S.A., Avenue des Arts 58, 1000 Bruxelles, Belgium; CBRE Clarion Securities, 201 King of Prussia Road; Radnor, Pennsylvania 19087; Epoch Investment Partners, Inc., 399 Park Avenue, New York, NY 10022; FIAM LLC, 900 Salem Street, Smithfield, RI 02917; IndexIQ Advisors LLC, 51 Madison Avenue, New York, NY 10010; Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805; MacKay Shields LLC, 1345 Avenue of the Americas, New York, NY 10105; Newton Investment Management North America, 201 Washington Street, Boston, MA 02108; NYL Investors LLC, 51 Madison Avenue, New York, NY 10010; Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660; Segall Bryant & Hamill, LLC, 540 West Madison Street, Suite 1900, Chicago, IL 60661; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202; Wellington Management Company LLC, 280 Congress Street, Boston, MA 02210; and Winslow Capital Management LLC, 4400 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Records relating to the Registrant’s custodian are maintained by JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179.

Records relating to the Transfer Agent of the MainStay VP Convertible Portfolio – Service 2 Class shares and MainStay VP Floating Rate Portfolio– Initial and Service Class shares are maintained by DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169.

ITEM 34. MANAGEMENT SERVICES.

Inapplicable.

ITEM 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 139 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City in the State of New Jersey, on the 18th day of January 2022.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 139 to the Registration Statement has been signed below by the following persons in the capacities indicated on January 18, 2022.

SIGNATURE	TITLE

/s/ Kirk C. Lehneis	President and Principal Executive Officer
Kirk C. Lehneis

/s/ Susan B. Kerley*	Trustee and Chairman of the Board
Susan B. Kerley

/s/ David H. Chow*	Trustee
David H. Chow

/s/ Karen Hammond*	Trustee
Karen Hammond

/s/ Yie-Hsin Hung*	Trustee
Yie-Hsin Hung

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Jacques P. Perold*	Trustee
Jacques P. Perold

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Jack R. Benintende	Treasurer and Principal Financial and Accounting Officer
Jack R. Benintende

By:
/s/ J. Kevin Gao	Secretary
J. Kevin Gao
As Attorney-in-Fact

* Pursuant to Powers of Attorney previously filed.